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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-3153

                            RUSSELL INVESTMENT FUNDS

               (Exact name of registrant as specified in charter)

                      909 A STREET, TACOMA WASHINGTON 98402
               (Address of principal executive offices) (Zip code)

                      GREGORY J. LYONS, ASSISTANT SECRETARY
                            RUSSELL INVESTMENT FUNDS
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                                  253-596-2406
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 253-572-9500

Date of fiscal year end:   DECEMBER 31
Date of reporting period:  January 1, 2004 - December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS

INVESTMENT FUNDS
                                                        RUSSELL INVESTMENT FUNDS


      2004 Annual Report

      MULTI-STYLE EQUITY FUND
      AGGRESSIVE EQUITY FUND
      NON-U. S. FUND
      REAL ESTATE SECURITIES FUND
      CORE BOND FUND


      DECEMBER 31, 2004


                                                                  [RUSSELL LOGO]

Russell Investment Funds

Russell Investment Funds is a "series mutual fund" with five different investment portfolios. These financial statements report on the Funds, each of which has distinct investment objectives and strategies.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Frank Russell Company

Consultant to Frank Russell Investment Management Company.

                                  [Blank Page]

                            Russell Investment Funds

                                 Annual Report

                               December 31, 2004

                               Table of Contents

                                                                            Page
Letter to Our Clients................................................         3

Market Summary.......................................................         4

Multi-Style Equity Fund..............................................         7

Aggressive Equity Fund...............................................        17

Non-U.S. Fund........................................................        33

Real Estate Securities Fund..........................................        50

Core Bond Fund.......................................................        55

Notes to Schedules of Investments....................................        71

Statement of Assets and Liabilities..................................        72

Statement of Operations..............................................        76

Statement of Changes in Net Assets...................................        78

Financial Highlights.................................................        80

Notes to Financial Statements........................................        82

Report of Independent Registered Public Accounting Firm..............        93

Tax Information......................................................        94

Shareholder Requests for Other Information...........................        95

Disclosure of Information about Fund Directors.......................        96

Manager, Money Managers and Service Providers........................       100

Russell Investment Funds

Copyright (c) Frank Russell Company 2004. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company is the owner of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Russell Investment Funds' Prospectus containing complete information concerning the investment objectives and operations of the Funds, charges and expenses, and the applicable variable insurance policy Prospectus. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further detail. Russell Fund Distributors, Inc., is the distributor of Russell Investment Funds.

                                  [Blank Page]

TO OUR CLIENTS:



Thank you for selecting Russell to help provide for your financial security. As you read Russell Investment Funds' 2004 Annual Report, we ask that you take this opportunity to review the value Russell's investment approach provides.

Today, as well as tomorrow, our approach remains consistent. We continue to maintain our long-term focus, strategic diversification, active management, and goal-oriented planning.

In 2005, and beyond, our commitment to you remains the same. Our mutual funds offer the Russell approach to investors of all types. Our purpose is to be one of the reasons that you and your family view the future with confidence.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER(TM) INVESTING.

                                                        Letter to Our Clients  3

RUSSELL INVESTMENT FUNDS

MARKET SUMMARY AS OF DECEMBER 31, 2004

U.S. EQUITY MARKETS

Stock prices were largely unchanged during the first nine months of the year but rose significantly following the election to finish the year with solid gains. The Russell 3000(R) Index returned 11.95% for the year ended December 31, 2004. Investors remained on the sidelines for much of the year, pending the outcome of the election and waiting for clarity on the direction of oil prices, and the war in Iraq. Economic growth remained impressive and corporate profits rose sharply. Falling oil prices and conclusion of the election led investors to become increasingly confident in the strength of the economy and the outlook for corporate profits. In this environment, investors responded by purchasing stocks.

There were several noteworthy themes to market performance in 2004. Smaller capitalization companies substantially outperformed larger capitalization companies, as measured by the 18.33% return of the Russell 2000(R) Index versus the 11.41% return for the Russell 1000(R) Index for the year ended December 31, 2004. Smaller capitalization companies benefited from the continued narrowing of credit spreads in the bond market. Narrower credit spreads allow small capitalization companies to borrow money at more favorable rates than when the credit spreads are greater.

Style also played an important role in equity returns. Value stocks outperformed growth stocks with the Russell 1000(R) Value Index returning 16.49% versus the 6.30% return of the Russell 1000(R) Growth Index for the year ended December 31, 2004. The market's preference for value stocks resulted from investor caution throughout the year, declining interest rates and strength in commodities such as oil and metals. This created a favorable environment for utilities, REITs and financial stocks. Meanwhile, growth stocks were hurt by disappointing results from the technology and pharmaceutical sectors.

The year 2004 was challenging for active managers, especially those following core or value investment strategies. The Lipper(R) Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 3.59% and the Lipper(R) Large-Cap Value Funds Average lagged the Russell 1000(R) Value Index by 4.63%. The market environment was more favorable for active growth strategies, with the Lipper(R) Large-Cap Growth Funds Average outperforming the Russell 1000(R) Growth Index by 0.88%. The Lipper returns are net of fees while the index returns are gross of fees.

U.S. REAL ESTATE MARKETS

The public real estate investment trust (REIT) market continued its strong advance in 2004. The NAREIT Equity REIT Index returned 31.57% for the year. This was the second consecutive year that the Index returned over 30%. Cash flow into REITs from both retail and institutional investors was strong during the year and was driven largely by yield-oriented investors.

The REIT market was subject to higher than normal volatility during 2004. While the performance of the REIT market has not historically been highly correlated to interest rates, the direction and magnitude of long-term interest rate movements contributed to short-term variability in share prices. REIT prices tended to move inversely with interest rates during the year. A sharp increase in long-term interest rates in early-April

 4  Market Summary

RUSSELL INVESTMENT FUNDS

resulted in a correction in the REIT market. However, the REIT market resumed its upward trend in May. This upward trend continued for the balance of the year as long-term interest rates moderated.

Improvements in real estate supply and demand fundamentals resulted in generally higher occupancy rates and rents which contributed to modest growth in REIT earnings. The regional malls sector was the strongest performing property type in 2004. This sector benefited from strong earnings growth supported by positive retail sales and occupancy trends. Other sectors that outperformed the benchmark included shopping centers, industrial, apartments and lodging. The weakest performing sectors were manufactured homes, health care, office and specialty.

The market generally favored larger capitalization REITs during 2004. The NAREIT Real Estate 50, a benchmark of larger and more frequently traded REITs, outperformed the broader NAREIT Equity REIT Index by 3.43%. These larger capitalization companies tend to be favored by active managers due to their liquidity, stronger balance sheets and perceived stronger earnings growth prospects.

GLOBAL EQUITY MARKETS

Global equity markets made significant gains in 2004 despite an abundance of potentially problematic trends. While market returns were good in absolute terms, the underlying investment environment was characterized by quite narrow leadership. There were several threats to market stability. Negative market sentiment prevailed over much of the year with concerns over terrorism, election-year uncertainty, sporadic indications of both weak and strong economic growth and a rather extreme increase in the price of oil having a strong influence on investors' expectations for market trends. Consequently, the global equity markets favored stocks with more defensive attributes, particularly those with higher dividend yields and highly visible earnings.

Style influences were dominant with value-oriented investment strategies faring well, while growth-oriented investment strategies faced a challenging environment. Non U.S. value stocks, as measured by the MSCI EAFE Value Index, outperformed non U.S. growth stocks as measured by the MSCI EAFE Growth Index by 9.89% over the 12 month period. Smaller capitalization companies continued to perform well. It was a challenging environment for trend following investment strategies given frequent changes in market leadership. These leadership changes were directly tied to sentiment swings in response to economic or geopolitical news rather than to changes in underlying earnings prospects.

Regionally, strong currencies often dominated local market stock performance, making currency strategies just as critical, if not more critical, than stock or country selection. While Pacific market stocks outperformed European counterparts, the gains of the Euro and the British pound resulted in stronger gains to European stocks if measured in local currencies. The MSCI EAFE Index gained 13.09% if measured in local currencies and 20.70% if measured in U.S. dollars with much of the tailwind of foreign currency appreciation occurring in the fourth quarter.

Sector performance paralleled the U.S. market for much of the year. Higher yielding utility stocks were the best performers in the MSCI EAFE Index; with the energy sector a close second. Strong gains to commodity cyclicals, including materials, were another noteworthy trend for most of the year. Trends changed in the fourth quarter as falling energy prices and slower economic activity slowed growth in the cyclical sectors. At this point, telecommunications and financial services stocks assumed market leadership.

U.S. FIXED INCOME MARKETS

Over the year, interest rates were volatile as bond markets reacted to erratic employment numbers, election uncertainties, commodity price increases, geopolitical risk in Iraq and a generally mixed economy that provided no clear direction on where rates were headed. The ten year Treasury bond started and ended the

                                                               Market Summary  5

RUSSELL INVESTMENT FUNDS

year with virtually the same yield, but its yield ranged widely over the course of the year. Yields on the ten year Treasury bond started the year at 4.25%, moved lower in the first quarter in response to weaker payroll numbers and reached its lowest point of 3.68% in March. Yields on the ten year Treasury bond reversed in April, May and June on news of stronger payrolls, resulting in a peak in yields of 4.87%. Over the second half of the year, yields on the ten year Treasury bond were more stable but steadily declined to end at 4.22%.

Short term interest rates moved over the year in response to the tightening cycle initiated by the Federal Reserve. After cutting the overnight federal funds rate aggressively from 6.50% in 2001 to 1.00% in 2003, in 2004, the Federal Reserve reversed course and began raising the federal funds overnight rate in June. At the end of the year, overnight rates had moved up from 1.00% to 2.25% and the market, as represented by trading in futures contracts, anticipated further increases in the overnight rate by the Federal Reserve in 2005.

Intermediate and long term interest rates were nearly flat over the year and, with short term rates increasing, the yield curve flattened from a historically steep level.

Within sectors, riskier bonds outperformed as a result of better fundamentals and large investor appetite for yield. Despite a 28% return in the high yield bond sector in 2003, the high yield sector also delivered good results in 2004 as defaults declined due to better economic growth which allowed companies to pay down debt. The high yield bond sector, as represented by the Lehman Brothers U.S. Corporate High Yield Index, returned 11.13% over the year, which compared to Treasuries returning 3.5% over the year, as represented by the Lehman U.S. Treasury Index. Investment grade corporate bonds also did well as a result of the same factors driving the high yield market. For the year, the Lehman U.S. Credit Index returned 5.5%. Mortgages performed well over the year despite volatility, returning 4.7%, as represented by the MBS fixed rate component of the Lehman U.S. Aggregate Index, and outperformed equivalent duration Treasuries by 1.42%. As the year ended, the yield spreads between Treasuries, corporates and mortgages were tight, reflecting an improving economy and large market demand for yield.

 6  Market Summary

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

(Performance Chart)'

Multi-Style Equity Fund
----------------------------------------------------------


    PERIODS ENDED           GROWTH OF             TOTAL
      12/31/04               $10,000              RETURN
---------------------    ----------------    ----------------
1 Year                 $      10,981               9.81%
5 Years                $       8,181              (3.93)%sec.
Inception              $      15,858               5.93%sec.

Russell 1000(R) Index
----------------------------------------------------------


    PERIODS ENDED           GROWTH OF             TOTAL
      12/31/04               $10,000              RETURN
---------------------    ----------------    ----------------
1 Year                 $      11,140              11.41%
5 Years                $       9,153              (1.76)%sec.
Inception              $      18,675               8.12%sec.

                                                      Multi-Style Equity Fund  7

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

For the fiscal year ended December 31, 2004, the Multi-Style Equity Fund gained 9.81%. This compared to the Russell 1000(R) Index, which gained 11.41% during the same period. The Fund's performance is net of operating expenses of 0.87%. Index returns do not reflect deduction for fees or expenses. Index returns do not include fair valuation adjustments which may be included in fund returns.

HOW DID THE MARKET CONDITIONS, AS DESCRIBED STARTING ON PAGE 4 OF THIS REPORT, AFFECT THE FUND'S PERFORMANCE?

Market conditions were unfavorable to the Fund's positioning for most of the year. The market was led by defensive, lower risk stocks while Fund positioning reflected an optimistic view of the market and economy. The Fund was invested in companies with above-market forecasted growth rates while the market favored value-oriented companies. The market environment did not favor active core and value managers.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's emphasis on companies with above-average growth and earnings cyclicality contributed to underperformance. Money managers were optimistic toward the economy and positioned their portfolios accordingly. Below-average performance from Brandywine Asset Management (due to aggressive positioning in a defensive market) and Montag & Caldwell (due to weakness in the health care and consumer staples sectors) also contributed negatively to Fund performance. Finally, stock selection was below expectations in the period due to factors such as underweighting Exxon Mobil and AT&T Wireless and overweighting Boston Scientific, Pfizer, Amgen, Cisco, and Paychex.

Fund performance benefited from favorable sector positioning due to an underweight in the technology sector and an overweight in the materials and consumer discretionary sectors.

An overweight to stocks with low price/book ratios also contributed positively to performance as depressed industrial cyclical stocks performed strongly in the period. An overweight to agriculture stocks (e.g. Archer Daniels Midland and Monsanto) and to Verisign, Ebay, Tyco, Qualcomm and Marriott helped performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The largest factor contributing to relative underperformance was positioning for continued economic growth and rising stock prices. The Fund was situated contrary to market leadership. The market favored high yield and defensive stocks and penalized stocks with above-average growth prospects. Although sector allocations added value, stock selection detracted from performance due to the emphasis on undervalued growth stocks.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Barclays Global Investors, a structured value manager, was replaced with two more concentrated value managers, Institutional Capital Corporation and DePrince, Race & Zollo. This change is intended to increase stock-specific risk (i.e., concentration) in the Fund. Additionally, Turner's growth assignment was broadened to include medium capitalization stocks. Finally, Brandywine Asset Management was terminated.

Money Managers
as of December 31, 2004                            Styles


Alliance Capital Management L.P., which
   acts as money manager to the Fund
   through its Bernstein Investment
   Research and Management Unit             Value
Ark Asset Management Co., Inc.              Growth
DePrince, Race & Zollo, Inc.                Value
Institutional Capital Corporation           Value
Jacobs Levy Equity Management, Inc.         Market-Oriented
Montag & Caldwell, Inc.                     Growth
Turner Investment Partners, Inc.            Growth

                              --------------------

* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

 8  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2004                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2004             $     1,065.60      $     1,020.63
Expenses Paid During
Period*                       $         4.52      $         4.42

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                      Multi-Style Equity Fund  9

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 95.6%
Auto and Transportation - 2.2%
American Axle & Manufacturing Holdings, Inc.            5,300             163
BorgWarner, Inc.                                        2,600             141
Burlington Northern Santa Fe Corp.                      3,300             156
CSX Corp.                                              14,850             595
Dana Corp.                                              5,000              87
Delphi Corp.                                           22,700             205
FedEx Corp.                                             1,200             118
Ford Motor Co.                                         24,400             357
General Motors Corp. (N)                               10,600             425
Gentex Corp.                                           10,800             400
Magna International, Inc. Class A                       1,200              99
Norfolk Southern Corp.                                  7,800             282
Oshkosh Truck Corp.                                     3,700             253
Overseas Shipholding Group                              1,500              83
Skywest, Inc.                                           2,700              54
Southwest Airlines Co.                                 58,800             957
United Parcel Service, Inc. Class B                    29,900           2,555
Westinghouse Air Brake Technologies Corp.              10,800             230
                                                                 ------------
                                                                        7,160
                                                                 ------------

Consumer Discretionary - 15.7%
Advance Auto Parts (AE)                                 3,700             162
Bebe Stores, Inc.                                       1,950              53
Bed Bath & Beyond, Inc. (AE)                           27,600           1,099
Best Buy Co., Inc.                                      7,800             463
Brink's Co. (The)                                       2,100              83
CDW Corp.                                               9,200             610
Cendant Corp.                                         122,300           2,859
Charming Shoppes (AE)                                   4,700              44
Chico's FAS, Inc. (AE)                                 13,300             606
Circuit City Stores, Inc.                              24,500             383
Coach, Inc. (AE)                                       20,800           1,173
Convergys Corp. (AE)                                    3,000              45
Darden Restaurants, Inc.                                8,000             222
Dollar General Corp.                                   12,100             251
DreamWorks Animation SKG, Inc. Class A (AE)            21,780             817
Eastman Kodak Co.                                      19,000             613
eBay, Inc. (AE)                                        18,910           2,199
Education Management Corp. (AE)                         3,200             106
Electronic Arts, Inc. (AE)                              7,000             432
Fisher Scientific International (AE)                   10,720             669
Fossil, Inc. (AE)                                       1,800              46
Fox Entertainment Group, Inc. Class A (AE)             12,700             397

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Gannett Co., Inc.                                       4,600             376
Gillette Co. (The)                                     44,800           2,006
Google, Inc. Class A (AE)                               4,970             960
GTECH Holdings Corp.                                    7,600             197
Guitar Center, Inc. (AE)                                  600              32
Harrah's Entertainment, Inc.                            1,800             120
Hilton Hotels Corp.                                    11,700             266
Home Depot, Inc.                                       59,300           2,534
International Game Technology                          36,570           1,257
Interpublic Group of Cos., Inc. (AE)                    7,000              94
JC Penney Co., Inc. Holding Co.                        14,900             617
Jones Apparel Group, Inc.                               5,950             218
Kimberly-Clark Corp.                                   27,900           1,836
Knight-Ridder, Inc.                                    10,200             683
Kohl's Corp. (AE)                                      28,700           1,411
Limited Brands, Inc.                                   12,000             276
Lowe's Cos., Inc.                                      27,400           1,578
Manpower, Inc.                                          3,600             174
Marriott International, Inc. Class A                   29,710           1,871
Mattel, Inc.                                           26,700             520
May Department Stores Co. (The)                        24,000             706
Maytag Corp.                                            2,000              42
McDonald's Corp.                                       55,100           1,767
Newell Rubbermaid, Inc.                                43,200           1,045
News Corp. Class B                                     40,800             783
Nordstrom, Inc.                                         4,400             206
Office Depot, Inc. (AE)                                13,000             226
OfficeMax, Inc.                                         6,050             190
Omnicom Group                                          12,100           1,020
Overstock.com, Inc. (AE)                                  800              55
Petco Animal Supplies, Inc. (AE)                        2,200              87
Priceline.com, Inc. (AE)(N)                            11,000             260
RadioShack Corp.                                        8,900             293
Reebok International, Ltd.                                800              35
RR Donnelley & Sons Co.                                45,650           1,611
Sears Roebuck and Co.                                   2,600             133
Service Corp. International (AE)                        4,600              34
Sotheby's Holdings Class A (AE)                         1,900              35
Sports Authority, Inc. (The) (AE)                       8,700             224
Stanley Works (The)                                     1,000              49
Staples, Inc.                                          31,600           1,065
Starbucks Corp. (AE)                                    7,950             496
Starwood Hotels & Resorts Worldwide, Inc. (o)          20,700           1,209
Tech Data Corp. (AE)                                    3,000             136
Time Warner, Inc. (AE)                                 82,250           1,599
TJX Cos., Inc.                                         14,900             374

 10  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
VeriSign, Inc. (AE)                                    46,010           1,542
VF Corp.                                                3,400             188
Viacom, Inc. Class B                                    8,882             323
Viad Corp.                                                325               9
Wal-Mart Stores, Inc.                                  33,800           1,785
Walt Disney Co.                                        39,400           1,095
WESCO International, Inc. (AE)                            900              27
Wynn Resorts, Ltd. (AE)(N)                              6,000             402
XM Satellite Radio Holdings, Inc. Class A
   (AE)(N)                                             12,700             478
Yahoo!, Inc. (AE)                                      48,230           1,817
Yankee Candle Co., Inc. (AE)                            2,000              66
Yum! Brands, Inc.                                      12,800             604
                                                                 ------------
                                                                       52,374
                                                                 ------------
Consumer Staples - 7.9%
Albertson's, Inc.                                       2,500              60
Altria Group, Inc.                                     59,800           3,654
Anheuser-Busch Cos., Inc.                               6,600             335
Campbell Soup Co.                                      27,800             831
Coca-Cola Co. (The)                                    17,000             708
Coca-Cola Enterprises, Inc.                             6,900             144
Colgate-Palmolive Co.                                  53,300           2,727
ConAgra Foods, Inc.                                    23,500             692
CVS Corp.                                               5,100             230
Del Monte Foods Co. (AE)                               18,500             204
General Mills, Inc.                                    17,600             875
HJ Heinz Co.                                           24,300             947
JM Smucker Co. (The)                                    9,300             438
Kraft Foods, Inc. Class A                              22,200             790
Kroger Co. (The) (AE)                                  18,200             319
PepsiCo, Inc.                                          84,150           4,393
Procter & Gamble Co.                                   89,150           4,910
Reynolds American, Inc.                                 4,250             334
Safeway, Inc. (AE)                                     22,900             452
Sara Lee Corp.                                         37,500             905
Supervalu, Inc.                                         1,700              59
Sysco Corp.                                             8,820             337
Unilever NV                                            14,100             940
UST, Inc.                                               5,700             274
Whole Foods Market, Inc.                                5,970             569
WM Wrigley Jr Co.                                       2,300             159
                                                                 ------------
                                                                       26,286
                                                                 ------------
Financial Services - 18.6%
ACE, Ltd.                                               2,200              94
AG Edwards, Inc.                                       20,400             881
Alliance Data Systems Corp. (AE)                       13,700             650
Allmerica Financial Corp. (AE)                          1,700              56

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Allstate Corp. (The)                                    9,200             476
American Express Co.                                   50,710           2,859
American Home Mortgage Investment Corp. (o)               700              24
American International Group, Inc.                     72,389           4,754
AmeriCredit Corp. (AE)                                 11,600             284
Ameritrade Holding Corp. (AE)                          20,000             284
Archstone-Smith Trust (o)                               1,400              54
Astoria Financial Corp.                                 3,700             148
Automatic Data Processing, Inc.                        11,400             506
Bank of America Corp.                                 121,558           5,712
Bank of New York Co., Inc. (The)                       28,700             959
BB&T Corp.                                              1,000              42
Capital One Financial Corp.                            17,700           1,490
Checkfree Corp. (AE)                                   23,200             883
Chubb Corp.                                             3,800             292
Cigna Corp.                                            10,000             816
Citigroup, Inc.                                       145,549           7,013
Comerica, Inc.                                         14,100             860
Commerce Bancshares, Inc.                              11,495             577
Countrywide Financial Corp.                             5,900             218
Deluxe Corp.                                            2,700             101
Dow Jones & Co., Inc.                                  17,600             758
East-West Bancorp, Inc.                                 1,800              76
eFunds Corp. (AE)                                       1,300              31
Equity Office Properties Trust (o)                     11,200             326
Equity Residential (o)                                  6,800             246
Fannie Mae                                              6,200             441
Federated Investors, Inc.
   Class B                                              3,100              94
First American Corp.                                    3,200             112
First Bancorp                                             500              32
Freddie Mac                                            11,600             855
Genworth Financial, Inc. Class A                        6,000             162
Goldman Sachs Group, Inc.                              23,410           2,436
Hartford Financial Services Group, Inc.                 6,700             464
Huntington Bancshares, Inc.                            40,200             996
Jefferson-Pilot Corp.                                  12,600             655
JPMorgan Chase & Co.                                  105,052           4,098
Keycorp                                                23,100             783
La Quinta Corp. (AE)(o)                                 3,300              30
LandAmerica Financial Group, Inc.                       1,000              54
Legg Mason, Inc.                                        4,500             330
Lehman Brothers Holdings, Inc.                          7,400             647
Lincoln National Corp.                                  4,400             205
Manulife Financial Corp.                                2,619             121
MBIA, Inc.                                              1,500              95
MBNA Corp.                                             26,100             736

                                                     Multi-Style Equity Fund  11

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                              18,050           1,079
Metlife, Inc.                                           3,200             130
MGIC Investment Corp.                                   3,650             252
Morgan Stanley                                         18,700           1,038
National City Corp.                                    12,700             477
Nationwide Financial Services                          17,200             658
Nationwide Health Properties, Inc. (o)                  2,000              47
Northern Trust Corp.                                   15,700             763
PartnerRe, Ltd.                                         2,000             124
Paychex, Inc.                                          40,000           1,363
PNC Financial Services Group, Inc.                     16,700             959
Prudential Financial, Inc.                              9,700             533
RenaissanceRe Holdings, Ltd.                            2,300             120
St. Paul Travelers Cos., Inc. (The)                    75,799           2,810
SunTrust Banks, Inc.                                   17,100           1,263
T Rowe Price Group, Inc.                               11,200             697
Torchmark Corp.                                         4,200             240
US Bancorp                                             11,196             351
Wachovia Corp.                                         13,100             689
Waddell & Reed Financial, Inc. Class A                 18,700             447
Washington Mutual, Inc.                                35,300           1,492
Wells Fargo & Co.                                      12,500             777
XL Capital, Ltd. Class A                                1,600             124
Zions BanCorp.                                         11,600             789
                                                                 ------------
                                                                       62,038
                                                                 ------------

Health Care - 13.2%
Abbott Laboratories                                    19,100             891
Abgenix, Inc. (AE)                                      3,400              35
Accredo Health, Inc. (AE)                               3,800             105
Aetna, Inc.                                             9,430           1,176
Amgen, Inc. (AE)                                       50,790           3,258
Amylin Pharmaceuticals, Inc. (AE)                      10,700             250
Applera Corp. - Celera Genomics Group (AE)              1,800              25
Biogen Idec, Inc. (AE)                                 13,050             869
Boston Scientific Corp. (AE)                           40,400           1,436
Bristol-Myers Squibb Co.                               19,900             510
Cardinal Health, Inc.                                   7,500             436
Caremark Rx, Inc. (AE)                                 59,960           2,364
Community Health Systems, Inc. (AE)                     4,500             125
Cooper Cos., Inc.                                       5,910             417
CR Bard, Inc.                                          10,430             667
DaVita, Inc. (AE)                                       4,400             174
Eli Lilly & Co.                                        33,400           1,895
Endo Pharmaceuticals Holdings, Inc. (AE)                1,300              27

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Eyetech Pharmaceuticals, Inc. (AE)                      6,400             291
Genentech, Inc. (AE)                                   36,700           1,998
Gilead Sciences, Inc. (AE)                             38,600           1,351
GlaxoSmithKline PLC - ADR                              23,800           1,128
HCA Inc.                                                7,600             304
Humana, Inc. (AE)                                       7,000             208
ImClone Systems, Inc. (AE)                              4,700             217
IVAX Corp. (AE)                                        11,250             178
Johnson & Johnson                                     107,940           6,846
Kinetic Concepts, Inc. (AE)                             6,300             481
Kos Pharmaceuticals, Inc. (AE)                            800              30
Magellan Health Services, Inc. (AE)                       700              24
McKesson Corp.                                          4,100             129
Medco Health Solutions, Inc. (AE)                      25,900           1,077
Medicines Co. (AE)                                      1,900              55
Medtronic, Inc.                                        25,900           1,286
Merck & Co., Inc.                                       9,100             293
MGI Pharma, Inc. (AE)                                   1,800              50
Millennium Pharmaceuticals, Inc. (AE)                   7,000              85
Onyx Pharmaceuticals, Inc. (AE)                         1,500              49
OSI Pharmaceuticals, Inc. (AE)                            600              45
Pfizer, Inc.                                          158,110           4,252
Pharmion Corp. (AE)                                       900              38
Renal Care Group, Inc. (AE)                             1,300              47
Sanofi-Aventis - ADR                                   31,688           1,269
Schering-Plough Corp.                                  40,700             850
Sepracor, Inc. (AE)                                     1,800             107
St. Jude Medical, Inc. (AE)                            28,900           1,212
Stryker Corp.                                           9,100             439
Tenet Healthcare Corp. (AE)                             6,402              70
United Therapeutics Corp. (AE)                          1,000              45
UnitedHealth Group, Inc.                                4,600             405
Valeant Pharmaceuticals International                  10,500             277
Varian Medical Systems, Inc. (AE)                       7,400             320
WellPoint, Inc. (AE)                                   11,110           1,278
Wyeth                                                  25,100           1,069
Zimmer Holdings, Inc. (AE)                             16,890           1,353
                                                                 ------------
                                                                       43,816
                                                                 ------------

Integrated Oils - 4.3%
Amerada Hess Corp.                                      2,950             243
ChevronTexaco Corp.                                    25,822           1,356
ConocoPhillips                                         59,502           5,167
Exxon Mobil Corp.                                      66,700           3,419
Marathon Oil Corp.                                     65,502           2,464
Occidental Petroleum Corp.                             27,200           1,587
Unocal Corp.                                            4,300             186
                                                                 ------------
                                                                       14,422
                                                                 ------------

 12  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Materials and Processing - 5.2%
Alcoa, Inc.                                            27,000             848
American Standard Cos., Inc. (AE)                      10,000             413
Archer-Daniels-Midland Co.                             99,486           2,220
Ashland, Inc.                                           2,600             152
Avery Dennison Corp.                                   12,300             738
Bemis Co.                                              29,100             847
Bowater, Inc.                                          17,200             756
Bunge, Ltd.                                             2,100             120
Cia Vale do Rio Doce Class A                           14,400             409
Dow Chemical Co. (The)                                 21,700           1,074
Dycom Industries, Inc. (AE)                            11,900             363
Eastman Chemical Co.                                    3,000             173
Ecolab, Inc.                                           10,100             355
EI Du Pont de Nemours & Co.                            21,934           1,076
FMC Corp. (AE)                                          2,300             111
Freeport-McMoRan Copper & Gold, Inc. Class B           31,200           1,193
Georgia-Pacific Corp.                                   1,400              52
Hecla Mining Co. (AE)                                   6,200              36
Hercules, Inc. (AE)                                     3,600              53
Human Genome Sciences, Inc. (AE)                        4,900              59
International Paper Co.                                48,250           2,027
Lennar Corp. Class B                                      900              47
Louisiana-Pacific Corp.                                 7,300             195
Lubrizol Corp.                                          3,800             140
Lyondell Chemical Co.                                  16,160             467
Martin Marietta Materials, Inc.                         2,000             107
Masco Corp.                                            19,800             723
Maverick Tube Corp. (AE)                                2,600              79
Monsanto Co.                                           16,000             889
Neenah Paper, Inc.                                        203               7
Nektar Therapeutics (AE)                                2,100              43
PPG Industries, Inc.                                    1,900             130
Rohm & Haas Co.                                        14,600             646
Sherwin-Williams Co. (The)                              1,300              58
Smurfit-Stone Container Corp. (AE)                      8,900             166
Sonoco Products Co.                                     4,700             139
Stillwater Mining Co. (AE)                              2,400              27
Telik, Inc. (AE)                                        2,100              40
Temple-Inland, Inc.                                     1,100              75
United States Steel Corp.                               4,800             246
URS Corp. (AE)                                            800              26
Vertex Pharmaceuticals, Inc. (AE)                       2,200              23
Vulcan Materials Co.                                    1,300              71
                                                                 ------------
                                                                       17,419
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Miscellaneous - 4.3%
3M Co.                                                 13,100           1,075
Eaton Corp.                                             4,350             315
Fortune Brands, Inc.                                    1,600             123
General Electric Co.                                  221,120           8,071
Hillenbrand Industries, Inc.                            6,600             367
Honeywell International, Inc.                          54,400           1,926
ITT Industries, Inc.                                    2,900             245
SPX Corp.                                               2,900             116
Teleflex, Inc.                                          5,700             296
Textron, Inc.                                           3,400             251
Trinity Industries, Inc.                                1,200              41
Tyco International, Ltd.                               43,920           1,570
                                                                 ------------
                                                                       14,396
                                                                 ------------

Other Energy - 1.5%
Anadarko Petroleum Corp.                                1,700             110
Apache Corp.                                           15,850             802
Arch Coal, Inc.                                         1,000              36
Burlington Resources, Inc.                             12,600             548
Consol Energy, Inc.                                     2,800             115
El Paso Corp.                                          24,600             256
EOG Resources, Inc.                                     7,400             528
Global Industries, Ltd. (AE)                            2,700              22
Houston Exploration Co. (AE)                            1,800             101
Newfield Exploration Co. (AE)                           3,800             224
Oil States International, Inc. (AE)                     1,700              33
Peabody Energy Corp.                                    4,110             333
Rowan Cos., Inc. (AE)                                     400              10
Schlumberger, Ltd.                                     27,400           1,834
Universal Compression Holdings, Inc. (AE)               1,000              35
                                                                 ------------
                                                                        4,987
                                                                 ------------

Producer Durables - 4.0%
Applied Materials, Inc. (AE)                           42,530             727
Boeing Co.                                             13,000             673
Caterpillar, Inc.                                      28,230           2,753
Centex Corp.                                            4,200             250
Danaher Corp.                                           7,210             414
Deere & Co.                                            28,300           2,106
DR Horton, Inc.                                         8,100             326
Emerson Electric Co.                                   10,900             764
Goodrich Corp.                                          4,750             155
Hubbell, Inc. Class B                                   2,600             136
Illinois Tool Works, Inc.                               9,700             899
KB Home                                                   400              42
Kla-Tencor Corp. (AE)                                   8,750             408

                                                     Multi-Style Equity Fund  13

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Koninklijke Philips Electronics NV                     47,850           1,268
Lockheed Martin Corp.                                   1,900             106
Nortel Networks Corp. (AE)                             15,500              54
Northrop Grumman Corp.                                  9,400             511
Parker Hannifin Corp.                                     700              53
Pitney Bowes, Inc.                                      2,400             111
Powerwave Technologies, Inc. (AE)                       5,700              48
Pulte Homes, Inc.                                       5,600             357
United Defense Industries, Inc. (AE)                    2,000              94
United Technologies Corp.                               3,500             362
Waters Corp. (AE)                                      12,310             576
                                                                 ------------
                                                                       13,193
                                                                 ------------

Technology - 12.6%
Adaptec, Inc. (AE)                                      4,400              33
ADC Telecommunications, Inc. (AE)                      40,900             110
Advanced Micro Devices, Inc. (AE)                      19,000             418
Agere Systems, Inc. Class A (AE)                       65,000              89
Altera Corp. (AE)                                      23,900             495
Anteon International Corp. (AE)                         1,400              59
Apple Computer, Inc. (AE)                              13,010             838
Applied Micro Circuits Corp. (AE)                      19,900              84
Ariba, Inc.(AE)                                         2,300              38
Arrow Electronics, Inc. (AE)                            2,400              58
Avaya, Inc. (AE)                                        9,300             160
Avnet, Inc. (AE)                                        8,600             157
BMC Software, Inc. (AE)                                 3,800              71
Broadcom Corp. Class A (AE)                            15,200             491
Celestica, Inc. (AE)                                    2,800              39
Cisco Systems, Inc. (AE)                              174,280           3,364
Comverse Technology, Inc. (AE)                         33,920             829
CSG Systems International (AE)                          1,800              34
Dell, Inc. (AE)                                        79,610           3,355
DRS Technologies, Inc. (AE)                             1,300              55
Electronic Data Systems Corp.                           4,100              95
EMC Corp. (AE)                                         73,650           1,095
Flextronics International, Ltd. (AE)                    6,800              94
Freescale Semiconductor, Inc. Class B (AE)             56,936           1,045
Gateway, Inc. (AE)                                     10,700              64
General Dynamics Corp.                                    600              63
Hewlett-Packard Co.                                    32,181             675
Ingram Micro, Inc. Class A (AE)                         7,100             148
Integrated Device Technology, Inc. (AE)                 4,200              49
International Business Machines Corp.                  27,950           2,755
JDS Uniphase Corp. (AE)                                72,200             229
Juniper Networks, Inc. (AE)                            68,000           1,849
Lucent Technologies, Inc. (AE)                         24,600              92

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Macromedia, Inc. (AE)                                  13,700             426
Marvell Technology Group, Ltd. (AE)                    17,950             637
Maxim Integrated Products, Inc.                        24,100           1,022
McData Corp. Class A (AE)                               5,000              30
MEMC Electronic Materials, Inc. (AE)                    3,300              44
Micros Systems, Inc. (AE)                                 500              39
Microsoft Corp.                                       237,170           6,335
Motorola, Inc.                                         91,700           1,577
National Semiconductor Corp.                           43,800             786
NAVTEQ Corp. (AE)                                       6,200             287
Nvidia Corp. (AE)                                      17,000             400
Oracle Corp. (AE)                                     134,500           1,845
PMC-Sierra, Inc. (AE)                                  32,800             369
Qualcomm, Inc.                                         52,100           2,209
Research In Motion, Ltd. (AE)                           5,310             438
Rockwell Automation, Inc.                              13,080             648
Sanmina-SCI Corp. (AE)                                 86,410             732
Seagate Technology                                     15,300             264
Seagate Technology, Inc. (AE)                           2,300              --
Sigmatel, Inc. (AE)                                     3,200             114
Silicon Laboratories, Inc. (AE)                         6,000             212
Skyworks Solutions, Inc. (AE)                          22,100             208
Solectron Corp. (AE)                                   26,500             141
Sun Microsystems, Inc. (AE)                           168,100             904
Tellabs, Inc. (AE)                                      4,000              34
Tessera Technologies, Inc. (AE)                         3,000             112
Texas Instruments, Inc.                                82,280           2,026
Western Digital Corp. (AE)                             10,200             111
Xilinx, Inc.                                           22,790             676
Zebra Technologies Corp. Class A (AE)                   2,200             124
                                                                 ------------
                                                                       41,780
                                                                 ------------

Utilities - 6.1%
Alltel Corp.                                           14,500             852
American Electric Power Co., Inc.                       8,100             278
AT&T Corp.                                             25,000             476
BellSouth Corp.                                        87,250           2,425
Citizens Communications Co.                            34,300             473
CMS Energy Corp. (AE)                                   3,600              38
Comcast Corp. (AE)
   Class A (AE)                                       111,005           3,694
   Special Class A (AE)                                 5,000             164
Consolidated Edison, Inc.                               4,200             184
Dominion Resources, Inc.                               35,350           2,395
DTE Energy Co.                                          2,200              95
Edison International                                    4,200             134
Entergy Corp.                                          22,650           1,531
Exelon Corp.                                            3,200             141

 14  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
FirstEnergy Corp.                                       6,400             253
FPL Group, Inc.                                           800              60
Level 3 Communications, Inc. (AE)                       8,600              29
MCI, Inc.                                               5,500             111
NiSource, Inc.                                         21,300             485
Northeast Utilities                                     7,200             136
Pepco Holdings, Inc.                                    6,900             147
PPL Corp.                                              14,900             794
Progress Energy, Inc.                                   3,800             113
Public Service Enterprise Group, Inc.                   5,100             264
Puget Energy, Inc.                                     17,400             430
SBC Communications, Inc.                               67,800           1,747
Sempra Energy                                           7,000             257
Sprint Corp.                                            7,100             176
TXU Corp.                                               2,600             168
Verizon Communications, Inc.                           56,500           2,289
                                                                 ------------
                                                                       20,339
                                                                 ------------

TOTAL COMMON STOCKS
(cost $274,333)                                                       318,210
                                                                 ------------

SHORT-TERM INVESTMENTS - 4.3%
Frank Russell Investment Company
   Money Market Fund                               12,947,000          12,947
United States Treasury Bill (z)(sec.)
   1.840% due 03/17/05                                  1,300           1,292
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $14,241)                                                         14,239
                                                                 ------------

OTHER SECURITIES - 0.3%
State Street Securities Lending Quality Trust
   (X)                                                889,250             889
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $889)                                                               889
                                                                 ------------

TOTAL INVESTMENTS - 100.2%
(identified cost $289,463)                                            333,338

OTHER ASSETS AND LIABILITIES,
NET - (0.2%)                                                             (579)
                                                                 ------------

NET ASSETS - 100.0%                                                   332,759
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                     Multi-Style Equity Fund  15

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 03/05 (7)                                2,282                 41

S&P 500 E-Mini Index
   expiration date 03/05 (34)                               2,063                 51

S&P 500 Index
   expiration date 03/05 (5)                                1,517                 11

S&P Midcap 400 Index
   expiration date 03/05 (25)                               8,317                366
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        469
                                                                     ===============

                                                       % OF
PORTFOLIO SUMMARY                                       NET
(UNAUDITED)                                           ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       2.2
Consumer Discretionary                                       15.7
Consumer Staples                                              7.9
Financial Services                                           18.6
Health Care                                                  13.2
Integrated Oils                                               4.3
Materials and Processing                                      5.2
Miscellaneous                                                 4.3
Other Energy                                                  1.5
Producer Durables                                             4.0
Technology                                                   12.6
Utilities                                                     6.1
Short-Term Investments                                        4.3
Other Securities                                              0.3
                                                  ---------------
Total Investments                                           100.2
Other Assets and Liabilities, Net                            (0.2)
                                                  ---------------

Net Assets                                                  100.0
                                                  ===============

Futures Contracts                                             0.1

See accompanying notes which are an integral part of the financial statements.

 16  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

[PERFORMANCE LINE GRAPH]

Aggressive Equity Fund
----------------------------------------------------------


    PERIODS ENDED           GROWTH OF             TOTAL
      12/31/04               $10,000              RETURN
---------------------    ----------------    ----------------
1 Year                 $      11,473              14.73%
5 Years                $      13,114               5.57%sec.
Inception              $      18,982               8.34%sec.

Russell 2500(TM) Index
----------------------------------------------------------


    PERIODS ENDED           GROWTH OF             TOTAL
      12/31/04               $10,000              RETURN
---------------------    ----------------    ----------------
1 Year                 $      11,829              18.29%
5 Years                $      14,934               8.35%sec.
Inception              $      23,145              11.06%sec.

                                                      Aggressive Equity Fund  17

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

For the fiscal year ended December 31, 2004, the Aggressive Equity Fund gained 14.73%. This compared to the Russell 2500(TM) Index, which gained 18.29% during the same period. The Fund's performance is net of operating expenses of 1.05%. Index returns do not reflect deduction for fees or expenses. Index returns do not include fair valuation adjustments which may be included in fund returns.

HOW DID THE MARKET CONDITIONS, AS DESCRIBED STARTING ON PAGE 4 OF THIS REPORT, AFFECT THE FUND'S PERFORMANCE?

A difficult market environment for the Fund led to significant underperformance relative to the benchmark. In particular, the market's unfavorable treatment of stocks with higher levels of expected growth, positive earnings estimate revisions and/or lower yields and reward of higher dividend yielding stocks posed performance challenges for the Fund. The Fund's portfolio had valuation characteristics similar to those of the benchmark. However, the Fund's simultaneous emphasis of stocks with higher than benchmark expected growth and lower than benchmark dividend yields resulted in the Fund's significant relative underperformance.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Security selection was the primary cause of the Fund's relative underperformance for the year. In particular, security selection in the technology, health care and consumer discretionary sectors was particularly poor and almost entirely responsible for the Fund's relative underperformance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

While the Fund's relative underperformance is attributable mostly to security selection, this resulted not from the investment strategies employed by the money managers in stock picking, but rather from very defensive market conditions. These market conditions led to unprecedented returns for value stocks relative to growth stocks, contracting valuation multiples, extremely cheap pure growth stocks and extremely expensive higher yielding stocks.

Of the Fund's eight money managers, only Geewax Terker and Goldman Sachs outperformed the benchmark for the year. Geewax outperformed primarily as a result of its emphasis on higher financial quality stocks and stocks with lower relative stock valuation. Goldman Sachs outperformed largely as a result of holding a handful of stocks that performed very well possibly due to the timing of cash flows allocated to this money manager.

The Fund's other money managers underperformed the benchmark. CapitalWorks underperformed significantly as a result of its emphasis on higher expected growth stocks. David J. Greene only slightly underperformed because its emphasis on deep cyclical stocks caused its holdings to rally in the fourth quarter. TimesSquare underperformed largely due to its emphasis on higher expected growth stocks. Jacobs Levy underperformed as a consequence of its sector allocation decisions, in particular, an overweight to the technology sector and an underweight to the other energy sector. Suffolk Capital Management and Systematic Financial Management (money managers terminated in May 2004) significantly underperformed as a result of their emphasis on higher relative growth stocks and positive earnings fundamentals.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In May 2004, Nicholas Applegate Capital Management replaced Systematic Financial Management and Gould Investment Partners replaced Suffolk Capital. The Fund's investment strategies, risk parameters and portfolio characteristics such as valuation, sector exposure and growth relative to the benchmark did not materially change as a result of these changes.

Like Suffolk, Gould pursues a relatively aggressive earnings momentum growth strategy. A key to Gould's success investing in higher valuation growth stocks is a very aggressive sell discipline. Consequently, Gould's portfolios tend to have very high turnover rates. Their portfolio tends to be concentrated among a few sectors in which companies with accelerating earnings are more prevalent such as technology, healthcare and producer durables.

Nicholas-Applegate pursues a small capitalization value strategy incorporating a quantitative model with the fundamental insights of the portfolio manager. Consequently, the investment approach is a blend of quantitative and qualitative approaches to security selection. Nicholas-Applegate's portfolio capitalization, valuation, sector and growth traits closely resemble the Russell 2000(R) Value Index, with moderate deviations based on bottom-up stock preferences.

In December 2004, approximately 4% of Fund assets were reallocated from value money managers to growth money managers as a result of Frank Russell Investment Management Company's belief that small capitalization growth stocks were attractively valued relative to small capitalization value stocks. The reallocation resulted in a very minor tilt toward growth stocks relative to benchmark and a small increase in forecasted tracking error.

 18  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers
as of December 31, 2004                     Styles


CapitalWorks Investment Partners, LLC       Growth
David J. Greene and Company, LLC            Value
Geewax, Terker & Company                    Growth
Goldman Sachs Asset Management, L.P.        Market-Oriented
Gould Investment Partners LLC               Growth
Jacobs Levy Equity Management, Inc.         Value
Nicholas-Applegate Capital Management
   LLC                                      Value
TimesSquare Capital Management, Inc.        Growth

                              --------------------

* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                      Aggressive Equity Fund  19

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2004                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2004             $     1,100.00      $     1,019.72
Expenses Paid During
Period*                       $         5.54      $         5.33

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 20  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 95.6%
Auto and Transportation - 5.3%
AAR Corp. (AE)                                         18,400             251
Alaska Air Group, Inc. (AE)                             7,800             261
American Axle & Manufacturing Holdings, Inc.            8,000             245
Arctic Cat, Inc.                                        1,300              35
ArvinMeritor, Inc.                                      6,100             136
Autoliv, Inc.                                          23,000           1,111
Aviall, Inc. (AE)                                       2,700              62
BorgWarner, Inc.                                        2,000             108
CNF, Inc.                                               7,700             386
Cooper Tire & Rubber Co.                                7,300             157
Dana Corp.                                             20,900             362
Dura Automotive Systems, Inc. Class A (AE)              2,300              25
EGL, Inc. (AE)                                         11,200             335
ExpressJet Holdings, Inc. (AE)                         16,000             206
Frontier Airlines, Inc. (AE)                            8,900             102
Genesee & Wyoming, Inc. Class A (AE)                   16,250             457
Gentex Corp.                                            4,600             170
Greenbrier Cos., Inc.                                   3,000             102
Grupo TMM SA - ADR (AE)(N)                             16,200              59
Heartland Express, Inc.                                 9,650             217
HUB Group, Inc. Class A (AE)                            4,000             209
JB Hunt Transport Services, Inc.                       14,600             655
Kansas City Southern (AE)                               7,000             124
Kirby Corp. (AE)                                        1,900              84
Laidlaw International, Inc. (AE)                       11,000             235
Navistar International Corp. (AE)                       5,200             229
Offshore Logistics, Inc. (AE)                          10,800             351
Old Dominion Freight Line (AE)                         12,300             428
Oshkosh Truck Corp.                                     3,800             260
Overnite Corp.                                          6,100             227
Overseas Shipholding Group                              6,000             331
Pacer International, Inc. (AE)                          7,700             164
Polaris Industries, Inc. (N)                            9,500             646
RailAmerica, Inc. (AE)                                 10,700             140
Sauer-Danfoss, Inc.                                     1,900              41
SCS Transportation, Inc. (AE)                           1,500              35
Skywest, Inc.                                          10,500             211
Stoneridge, Inc. (AE)                                   1,200              18
TRW Automotive Holdings Corp. (AE)                      5,000             104
US Xpress Enterprises, Inc. Class A (AE)(N)             1,500              44
UTI Worldwide, Inc. (N)                                 9,000             612
Visteon Corp. (N)                                      13,600             133

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Werner Enterprises, Inc.                                7,700             174
Westinghouse Air Brake Technologies Corp.               5,900             126
                                                                 ------------
                                                                       10,368
                                                                 ------------

Consumer Discretionary - 19.0%
51job, Inc. - ADR (AE)(N)                               4,200             218
Aaron Rents, Inc.                                       4,500             112
Abercrombie & Fitch Co. Class A                        11,200             526
ABM Industries, Inc.                                    3,900              77
AC Moore Arts & Crafts, Inc. (AE)                       4,200             121
Activision, Inc. (AE)                                   9,300             188
Adesa, Inc.                                             6,100             129
Advance Auto Parts (AE)                                 8,100             354
Advo, Inc.                                              6,200             221
Aeropostale, Inc. (AE)                                  9,350             275
Alliance Gaming Corp. (AE)(N)                          10,400             144
Ambassadors Group, Inc.                                 1,100              39
American Greetings Class A                              7,500             190
American Woodmark Corp.                                   900              39
Ameristar Casinos, Inc. (N)                             2,200              95
Applica, Inc. (AE)                                      5,800              35
Arbitron, Inc. (AE)                                     5,200             204
BearingPoint, Inc. (AE)                                38,600             310
Big 5 Sporting Goods Corp.                              2,100              61
Bon-Ton Stores, Inc. (The) (N)                          4,200              66
Boyd Gaming Corp.                                       6,000             250
Bright Horizons Family Solutions, Inc. (AE)               900              58
Brink's Co. (The)                                      15,000             593
Brookstone, Inc. (AE)                                  11,250             220
Carmike Cinemas, Inc.                                   6,600             241
Cato Corp. (The) Class A                                2,700              78
CEC Entertainment, Inc. (AE)                            3,600             144
Central European Distribution Corp. (AE)(N)            16,750             495
Central Garden and Pet Co. (AE)                         3,900             163
Charming Shoppes (AE)                                  44,900             421
Chemed Corp.                                            4,200             282
Choice Hotels International, Inc.                       7,500             435
ChoicePoint, Inc. (AE)                                  8,133             374
Circuit City Stores, Inc.                              37,900             593
Claire's Stores, Inc.                                   3,300              70
Coinstar, Inc. (AE)(N)                                  4,300             115
Coldwater Creek, Inc. (AE)                              2,250              69
Concorde Career Colleges, Inc. (AE)(N)                  6,083             123
Consolidated Graphics, Inc. (AE)                        6,900             317
Convergys Corp. (AE)                                   24,600             369

                                                      Aggressive Equity Fund  21

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Corinthian Colleges, Inc. (AE)                         11,000             207
Corporate Executive Board Co.                          12,200             817
Corrections Corp. of America (AE)                       5,800             235
CSK Auto Corp. (AE)                                     3,200              54
Ctrip.com International, Ltd. - ADR (AE)(N)             3,450             159
Darden Restaurants, Inc.                                1,300              36
Dave & Buster's, Inc. (AE)(N)                           7,400             149
Deckers Outdoor Corp. (AE)(N)                          10,000             470
Dick's Sporting Goods, Inc. (AE)(N)                     9,700             341
Dillard's, Inc. Class A                                 5,900             159
Dollar Thrifty Automotive Group (AE)                   22,300             673
Dollar Tree Stores, Inc. (AE)                           3,600             103
DreamWorks Animation SKG, Inc. Class A (AE)             3,500             131
Dress Barn, Inc. (AE)(N)                                1,800              32
Earthlink, Inc. (AE)                                   12,700             146
Education Management Corp. (AE)                        22,000             726
Electronics Boutique Holdings Corp. (AE)                3,400             146
Entercom Communications Corp. (AE)                      7,000             251
Entravision Communications Corp. Class A (AE)           5,900              49
Ethan Allen Interiors, Inc.                             3,200             128
Fastenal Co.                                            1,000              62
Finish Line Class A (N)                                 6,400             117
Fisher Scientific International (AE)                    1,600             100
G&K Services, Inc. Class A                              1,500              65
Gaylord Entertainment Co. (AE)                          6,500             270
Geo Group, Inc. (The) (AE)                              1,000              27
Getty Images, Inc. (AE)                                 9,300             640
Greenfield Online, Inc. (AE)(N)                         3,200              70
GTECH Holdings Corp.                                   14,700             381
Guess ?, Inc. (AE)                                      6,600              83
Guitar Center, Inc. (AE)(N)                             6,100             321
Handleman Co. (N)                                      14,000             301
Harte-Hanks, Inc.                                       5,100             132
Hartmarx Corp. (AE)                                     4,800              37
Hasbro, Inc.                                           15,000             291
Haverty Furniture Cos., Inc.                           11,500             213
Hearst-Argyle Television, Inc.                         22,500             594
Hewitt Associates, Inc. Class A (AE)                   17,700             567
Hibbett Sporting Goods, Inc. (AE)                       8,500             226
Hilton Hotels Corp.                                    12,600             287
Hollinger International, Inc. Class A (N)               3,800              60
IKON Office Solutions, Inc. (N)                        20,300             235
Infospace, Inc. (AE)(N)                                 2,000              95
Insight Enterprises, Inc. (AE)                          2,600              53

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
International Flavors & Fragrances, Inc.                2,000              86
International Speedway Corp. Class A                    6,400             338
ITT Educational Services, Inc. (AE)                     9,000             428
Jack in the Box, Inc. (AE)                             10,600             391
Jarden Corp. (AE)                                       3,000             130
Jo-Ann Stores, Inc. (AE)                                6,600             182
Journal Communications, Inc. Class A                    3,300              60
Kellwood Co.                                            5,000             172
La-Z-Boy, Inc. Class C                                  5,900              91
Labor Ready, Inc. (AE)                                 30,250             512
Lamar Advertising Co. Class A (AE)                      7,200             308
Landry's Restaurants, Inc.                              3,600             105
Leapfrog Enterprises, Inc. (AE)(N)                      8,600             117
Lee Enterprises, Inc.                                   4,900             226
Lithia Motors, Inc. Class A (N)                         4,300             115
Lone Star Steakhouse & Saloon                           9,300             260
Marcus Corp.                                            2,700              68
Marvel Enterprises, Inc. (AE)                           9,450             194
Midway Games, Inc. (AE)(N)                              3,500              37
Mohawk Industries, Inc. (AE)                            4,400             401
Monro Muffler, Inc. (AE)                                1,900              48
Monster Worldwide, Inc. (AE)                            5,950             200
Movado Group, Inc.                                      4,200              78
MPS Group, Inc. (AE)                                   22,100             271
MSC Industrial Direct Co. Class A                       2,000              72
Nautilus Group, Inc. (N)                               12,100             292
Neiman-Marcus Group, Inc. Class A                       2,700             193
Netratings, Inc. (AE)                                   6,813             131
O'Reilly Automotive, Inc. (AE)(N)                       1,000              45
Overstock.com, Inc. (AE)(N)                             5,200             359
Pantry, Inc. (The) (AE)(N)                              6,500             196
Payless Shoesource, Inc. (AE)                           3,400              42
PEP Boys-Manny Moe & Jack                               4,700              80
Petco Animal Supplies, Inc. (AE)                       20,500             809
Petsmart, Inc.                                          2,000              71
Pier 1 Imports, Inc.                                    5,600             110
Polo Ralph Lauren Corp.                                23,300             993
Pre-Paid Legal Services, Inc. (N)                       3,400             128
Primedia, Inc. (AE)                                    10,400              40
Radio One, Inc. Class D (AE)                           26,300             424
RC2 Corp. (AE)                                          1,300              42
Red Robin Gourmet Burgers, Inc. (AE)                    1,000              53
Regal Entertainment Group Class A                      11,500             239
Regis Corp.                                             4,200             194
Rent-A-Center, Inc. (AE)                                1,700              45
Resources Connection, Inc. (AE)(N)                     10,300             559
RH Donnelley Corp. (AE)                                 1,100              65
RR Donnelley & Sons Co.                                 9,290             328

 22  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ruby Tuesday, Inc.                                      1,600              42
Rush Enterprises, Inc. Class B (AE)                       700              12
Russ Berrie & Co., Inc.                                 1,300              30
Sabre Holdings Corp. Class A                            9,500             211
Scholastic Corp. (AE)                                   3,300             122
Scientific Games Corp. Class A (AE)                     4,700             112
SCP Pool Corp.                                         24,500             782
ShopKo Stores, Inc. (AE)(N)                            13,300             248
Six Flags, Inc. (AE)(N)                                21,300             114
Skechers U.S.A., Inc. Class A (AE)                      3,300              43
Sonic Automotive, Inc.                                  1,700              42
Sourcecorp (AE)                                        10,900             208
Speedway Motorsports, Inc.                              6,700             262
Sports Authority, Inc. (The) (AE)(N)                    6,600             170
Stage Stores, Inc. (AE)                                15,500             644
Stanley Works (The)                                     1,800              88
Steinway Musical Instruments (AE)                         600              17
Stewart Enterprises, Inc. Class A (AE)                 39,600             277
TBC Corp. (AE)                                          1,500              42
Tech Data Corp. (AE)                                   22,100           1,003
TeleTech Holdings, Inc. (AE)(N)                        12,000             116
Tempur-Pedic International, Inc. (AE)                  16,200             343
Thomas Nelson, Inc.                                     1,000              23
Tiffany & Co.                                           2,500              80
Too, Inc. (AE)                                          8,100             198
Toro Co.                                                5,300             431
Toys R US, Inc. (AE)                                   15,300             313
Trans World Entertainment (AE)(N)                      17,300             216
Triarc Cos. Class B (N)                                 2,400              29
Unifirst Corp. (N)                                        600              17
USANA Health Sciences, Inc. (AE)(N)                     4,600             157
Vail Resorts, Inc. (AE)                                 7,100             159
Valassis Communications, Inc. (AE)                      3,000             105
Ventiv Health, Inc. (AE)                                8,000             163
Volt Information Sciences, Inc. (AE)                    1,000              29
Watson Wyatt & Co. Holdings                             2,000              54
WESCO International, Inc. (AE)                         17,500             519
West Corp. (AE)                                        10,800             358
Wet Seal, Inc. (The) Class A (AE)(N)                   16,900              38
Wynn Resorts, Ltd. (AE)(N)                                600              40
                                                                 ------------
                                                                       37,238
                                                                 ------------

Consumer Staples - 1.9%
Adolph Coors Co. Class B                                3,000             227
Church & Dwight Co., Inc.                               3,050             103
Constellation Brands, Inc. Class A (AE)                12,900             600
Del Monte Foods Co. (AE)                                3,400              37
DIMON, Inc. (N)                                        10,300              69

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Lance, Inc.                                             2,500              48
Loews Corp.                                             4,400             127
Longs Drug Stores Corp.                                 1,900              52
M&F Worldwide Corp. (AE)                                8,600             117
Nash Finch Co. (N)                                     16,300             616
Natures Sunshine Products, Inc.                         3,900              79
NBTY, Inc. (AE)                                         6,500             156
Nutraceutical International Corp. (AE)                  6,700             103
Pathmark Stores, Inc. (AE)                             24,900             145
PepsiAmericas, Inc.                                     5,700             121
Pilgrim's Pride Corp.                                  14,600             448
Ralcorp Holdings, Inc.                                  5,300             222
Ruddick Corp.                                           4,000              87
Smart & Final, Inc. (AE)(N)                             5,400              78
Tootsie Roll Industries, Inc.                           1,700              59
Tyson Foods, Inc. Class A                               3,600              66
Universal Corp.                                         3,200             153
                                                                 ------------
                                                                        3,713
                                                                 ------------

Financial Services - 19.4%
21st Century Insurance Group                              100               1
ACE Cash Express, Inc. (AE)                             2,000              59
Advent Software, Inc. (AE)                             12,300             252
Alleghany Corp. (AE)                                      353             101
Alliance Data Systems Corp. (AE)                       26,600           1,263
Allmerica Financial Corp. (AE)                         10,400             341
AMB Property Corp. (o)                                  8,400             339
American Financial Group, Inc.                          3,500             110
American Physicians Capital, Inc. (AE)                  1,900              68
AmeriCredit Corp. (AE)                                 21,800             533
Anthracite Capital, Inc. (o)                              739               9
Anworth Mortgage Asset Corp. (N)                       14,100             151
Arden Realty, Inc. (o)                                  2,400              91
Ashford Hospitality Trust, Inc. (o)                    18,000             196
Associated Banc-Corp                                   15,315             509
Assurant, Inc.                                          3,000              92
Assured Guaranty, Ltd.                                 10,500             207
Asta Funding, Inc. (N)                                  5,200             140
AvalonBay Communities, Inc. (o)                         5,200             392
Bank Mutual Corp.                                      15,700             191
Bank of Hawaii Corp.                                   15,900             807
BankAtlantic Bancorp, Inc. Class A                        300               6
Bankunited Financial Corp. Class A (AE)                 3,000              96
BISYS Group, Inc. (The) (AE)                            5,000              82
BOK Financial Corp. (AE)                                1,030              50
Brookline Bancorp, Inc. (N)                            12,800             209
Capital Automotive REIT (o)                             8,500             302

                                                      Aggressive Equity Fund  23

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Capital Trust, Inc. Class A (o)(N)                      2,900              89
CapitalSource, Inc. (AE)                               25,400             652
Cash America International, Inc.                        3,700             110
Cathay General Bancorp                                  2,100              79
CB Richard Ellis Group, Inc. Class A (AE)              15,700             527
CBL & Associates Properties, Inc. (o)                   3,700             282
Certegy, Inc.                                           5,800             206
CharterMac                                              4,800             117
Checkfree Corp. (AE)                                    4,500             171
Chemical Financial Corp.                                  700              30
CIT Group, Inc.                                         4,000             183
City National Corp.                                     4,400             311
Colonial BancGroup, Inc. (The)                         12,200             259
Colonial Properties Trust (o)(N)                        3,800             149
Commerce Group, Inc. (N)                                2,000             122
Commercial Federal Corp.                                5,000             149
Commercial Net Lease Realty (o)                        11,900             245
Community Bank System, Inc.                            12,600             356
CompuCredit Corp. (AE)                                 20,300             555
Correctional Properties Trust (o)                       1,000              29
Corus Bankshares, Inc.                                  2,900             139
Cousins Properties, Inc. (o)                           11,800             357
CRT Properties, Inc. (o)                                5,900             141
Developers Diversified Realty Corp. (o)                 2,100              93
Diamondrock Hospitality Co. (AE) (p)                   20,800             212
Direct General Corp.                                    7,300             234
Doral Financial Corp.                                   2,450             121
Downey Financial Corp.                                  3,700             211
East-West Bancorp, Inc.                                 1,700              71
Eastgroup Properties (o)                                2,000              77
Eaton Vance Corp.                                       1,900              99
eFunds Corp. (AE)                                       8,000             192
Encore Capital Group, Inc. (AE)                         6,600             157
Entertainment Properties Trust (o)                      2,100              94
Equity Inns, Inc. (o)                                   3,800              45
Equity Lifestyle Properties, Inc. (o)                   4,900             175
Equity One, Inc. (o)                                   12,700             301
Euronet Worldwide, Inc. (AE)                           12,800             333
Factset Research Systems, Inc.                          1,000              58
Fair Isaac Corp.                                        4,100             150
Fidelity Bankshares, Inc.                                 800              34
Fieldstone Investment Corp. (AE) (p)                   13,100             226
First American Corp.                                   17,000             597
First Bancorp                                           1,600             102
First Financial Bancorp                                 5,400              94
First Marblehead Corp. (The) (AE)(N)                    1,500              84
First Niagara Financial Group, Inc.                    27,100             378
Flushing Financial Corp.                                1,200              24

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Friedman Billings Ramsey Group, Inc. Class A
   (o)(N)                                               2,300              45
Gabelli Asset Management, Inc. Class A (N)              2,500             121
GATX Corp.                                              4,600             136
Getty Realty Corp. (o)                                  1,900              55
Global Payments, Inc.                                  10,300             603
Gold Banc Corp., Inc.                                  10,600             155
Government Properties Trust, Inc. (o)(N)                3,200              32
Greater Bay Bancorp (N)                                 7,000             195
Hancock Holding Co.                                     1,400              47
Hanmi Financial Corp.                                   1,500              54
Health Care Property Investors, Inc. (o)                  900              25
Health Care REIT, Inc. (o)                              7,700             294
HealthExtras, Inc. (AE)(N)                             26,900             438
Heritage Property Investment Trust (o)(N)               4,700             151
Hibernia Corp. Class A                                  1,400              41
HomeBanc Corp. (o)(N)                                  20,200             196
Hospitality Properties Trust (o)                        1,500              69
Host Marriott Corp. (o)                                 5,700              99
HRPT Properties Trust (o)                              45,100             579
Hudson United Bancorp                                   2,700             106
Independent Bank Corp.                                    990              30
Infinity Property & Casualty Corp.                      9,400             331
Innkeepers USA Trust (o)                                6,700              95
Investors Financial Services Corp.                     15,000             750
iPayment, Inc. (AE)                                     8,389             415
iShares S&P MidCap 400/BARRA Growth Index Fund
   (N)                                                  4,500             608
Jack Henry & Associates, Inc.                          15,000             299
Jameson Inns, Inc. (AE)                                92,200             182
Janus Capital Group, Inc.                              27,600             464
Jefferies Group, Inc.                                   7,300             294
Jones Lang LaSalle, Inc. (AE)                          10,800             404
KKR Financial Corp. (AE)                               25,300             266
Knight Trading Group, Inc. Class A (AE)                20,200             221
Kronos, Inc. (AE)                                       3,900             199
La Quinta Corp. (AE) (o)                               45,900             417
LandAmerica Financial Group, Inc. (N)                  15,900             857
Legg Mason, Inc.                                        3,600             264
Macatawa Bank Corp.                                     5,200             168
MAF Bancorp, Inc.                                       4,100             184
Maguire Properties, Inc. (o)                            6,600             181
Markel Corp. (AE)                                       1,600             582
Marlin Business Services, Inc. (AE)(N)                  2,300              44

 24  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Meadowbrook Insurance Group, Inc. (AE)                 41,100             205
Meristar Hospitality Corp. (AE)(o)                     16,600             139
Mid-America Apartment Communities, Inc. (o)(N)          1,400              58
National Health Investors, Inc. (o)                     8,000             233
National Penn Bancshares, Inc. (N)                        787              22
Nationwide Health Properties, Inc. (o)                  9,000             214
Navigators Group, Inc. (AE)                             5,100             154
NDCHealth Corp.                                         6,000             112
New Century Financial Corp. (o)                         8,200             524
Nuveen Investments, Inc. Class A (N)                    1,100              43
OceanFirst Financial Corp.                              1,703              42
Ohio Casualty Corp. (AE)                                6,800             158
Pacific Capital Bancorp                                 1,466              50
Parkvale Financial Corp.                                3,757             108
Partners Trust Financial Group, Inc.                   14,100             164
People's Bank                                           6,700             261
PFF Bancorp, Inc.                                       4,420             205
Philadelphia Consolidated Holding Co. (AE)                500              33
PMA Capital Corp. Class A (AE)(N)                       5,200              54
Popular, Inc.                                           2,400              69
Portfolio Recovery Associates, Inc. (AE)(N)             9,800             404
Primus Guaranty, Ltd. (AE)                             11,700             192
PrivateBancorp, Inc. (N)                                2,400              77
Protective Life Corp.                                   7,300             312
Provident Bankshares Corp.                              1,500              55
Provident Senior Living Trust (o) (p)                  15,300             245
PS Business Parks, Inc. (o)                             1,600              72
Quanta Capital Holdings, Ltd. (AE)                     22,900             211
R&G Financial Corp. Class B                             4,000             156
Radian Group, Inc.                                      4,500             240
Raymond James Financial, Inc.                           9,600             297
Reckson Associates Realty Corp. (o)                     3,800             125
Redwood Trust, Inc. (o)                                 2,600             161
Regency Centers Corp. (o)                                 900              50
Republic Bancorp, Inc.                                  4,069              62
Ryder System, Inc.                                      3,100             148
Safety Insurance Group, Inc.                              800              25
Selective Insurance Group                               6,900             305
Senior Housing Properties Trust (o)                    23,100             437
Silicon Valley Bancshares (AE)                         14,100             632
SL Green Realty Corp. (o)                               8,400             509
Sovran Self Storage, Inc. (o)                           1,100              46
State Auto Financial Corp.                              1,200              31
Sterling Bancorp                                          532              15
Sterling Bancshares, Inc.                               3,800              54
Stewart Information Services Corp.                     15,700             654

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Summit Properties, Inc. (o)                             2,400              78
TCF Financial Corp.                                     9,700             312
Texas Regional Bancshares, Inc. Class A                 4,500             147
Tower Group, Inc.                                      17,700             212
UCBH Holdings, Inc.                                     5,700             261
UICI                                                    6,700             227
UMB Financial Corp.                                       500              28
United Bankshares, Inc.                                 2,000              76
United Community Banks, Inc. (N)                          900              24
Universal Health Realty Income Trust (o)                  900              29
Washington Real Estate Investment Trust (o)             5,500             186
Webster Financial Corp.                                 3,000             152
WeLLChoice, Inc. (AE)                                   7,100             379
WesBanco, Inc.                                            600              19
Whitney Holding Corp.                                   1,600              72
World Acceptance Corp. (AE)                             3,700             102
WR Berkley Corp.                                        4,800             226
WSFS Financial Corp.                                    3,800             229
                                                                 ------------
                                                                       37,835
                                                                 ------------

Health Care - 10.7%
Abaxis, Inc. (AE)                                      10,400             151
Abgenix, Inc. (AE)(N)                                  21,700             224
Able Laboratories, Inc. (AE)                           11,400             259
Accelrys, Inc. (AE)                                    16,900             132
Accredo Health, Inc. (AE)                               3,000              83
Advanced Medical Optics, Inc. (AE)                        900              37
Alliance Imaging, Inc. (AE)                             4,900              55
Alpharma, Inc. Class A                                  6,600             112
American Medical Systems Holdings, Inc. (AE)            4,870             204
Applera Corp. - Celera Genomics Group (AE)             81,900           1,126
Arthrocare Corp. (AE)(N)                                4,800             154
Beckman Coulter, Inc.                                   1,400              94
Beverly Enterprises, Inc. (AE)(N)                       7,200              66
Bio-Rad Laboratories, Inc. Class A (AE)                 3,900             224
Candela Corp. (AE)(N)                                  19,400             220
Centene Corp. (AE)                                      2,000              57
Cephalon, Inc. (AE)(N)                                 11,500             585
Charles River Laboratories International, Inc.
   (AE)                                                10,200             469
Chattem, Inc. (AE)                                      1,200              40
Community Health Systems, Inc. (AE)                    14,600             407

                                                      Aggressive Equity Fund  25

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Connetics Corp. (AE)                                    6,200             151
Covance, Inc. (AE)                                        800              31
CTI Molecular Imaging, Inc. (AE)                       26,200             372
Cytyc Corp. (AE)                                        7,600             210
Dade Behring Holdings, Inc. (AE)                       15,500             868
Datascope Corp.                                         1,000              40
DaVita, Inc. (AE)                                      34,250           1,354
Edwards Lifesciences Corp. (AE)                         7,000             289
Endo Pharmaceuticals Holdings, Inc. (AE)                5,600             118
Enzon Pharmaceuticals, Inc. (AE)(N)                     9,100             125
First Horizon Pharmaceutical Corp. (AE)(N)              5,100             117
Gen-Probe, Inc. (AE)                                    3,300             149
Genencor International, Inc. (AE)                       7,200             118
Guilford Pharmaceuticals, Inc. (AE)(N)                  5,100              25
Health Net, Inc. (AE)                                  11,500             332
Hologic, Inc. (AE)                                      7,800             214
Humana, Inc. (AE)                                      19,800             588
Immucor, Inc. (AE)                                      6,900             162
Inamed Corp. (AE)                                       3,500             221
Intralase Corp. (AE)                                   18,925             444
Intuitive Surgical, Inc. (AE)                           1,600              64
Kindred Healthcare, Inc. (AE)(N)                        9,100             273
Kos Pharmaceuticals, Inc. (AE)                          8,049             303
Kosan Biosciences, Inc. (AE)(N)                        16,600             115
LabOne, Inc. (AE)                                       1,200              38
Lexicon Genetics, Inc. (AE)(N)                          5,900              46
LifePoint Hospitals, Inc. (AE)                          5,400             188
Ligand Pharmaceuticals, Inc. Class B (AE)              14,300             166
Lincare Holdings, Inc. (AE)                             9,500             405
Magellan Health Services, Inc. (AE)                     9,900             338
Manor Care, Inc.                                       10,600             376
Martek Biosciences Corp. (AE)                           2,700             138
Matria Healthcare, Inc. (AE)(N)                         1,000              39
Maxygen, Inc. (AE)                                      1,500              19
Medarex, Inc. (AE)(N)                                  29,700             320
Medcath Corp. (AE)(N)                                   3,700              91
MGI Pharma, Inc. (AE)                                   4,500             126
Molecular Devices Corp. (AE)                           12,499             251
Myriad Genetics, Inc. (AE)(N)                           4,900             110
Nabi Biopharmaceuticals (AE)                           15,644             229
NeighborCare, Inc. (AE)                                   200               6
OccuLogix, Inc. (AE)(N)                                 9,600              99
Ocular Sciences, Inc. (AE)                              4,400             216
Option Care, Inc. (N)                                   2,300              40
Pacificare Health Systems (AE)                          3,500             198
Parexel International Corp. (AE)                        4,700              95

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Pediatrix Medical Group, Inc. (AE)                     10,300             660
Perrigo Co.                                             2,800              48
Pharmaceutical Product Development, Inc. (AE)           8,400             347
Pharmacopeia Drug Discovery, Inc. (AE)                  9,350              56
Praecis Pharmaceuticals, Inc. (AE)                      8,500              16
Protein Design Labs, Inc. (AE)                         12,400             256
Renal Care Group, Inc. (AE)                             1,000              36
Respironics, Inc. (AE)                                  9,500             516
Salix Pharmaceuticals, Ltd. (AE)                        1,800              32
Serologicals Corp. (AE)(N)                             18,100             400
SFBC International, Inc. (AE)(N)                        3,400             134
Sierra Health Services (AE)(N)                          8,800             485
Sonic Innovations, Inc. (AE)(N)                         9,000              38
Stericycle, Inc. (AE)                                   8,500             391
Sybron Dental Specialties, Inc. (AE)                    7,766             275
Thoratec Corp. (AE)                                     6,400              67
Triad Hospitals, Inc. (AE)                              8,400             313
United Therapeutics Corp. (AE)(N)                       1,500              68
Universal Health Services, Inc. Class B                 5,600             249
VCA Antech, Inc. (AE)                                  15,800             310
Ventana Medical Systems (AE)(N)                        11,600             742
Vicuron Pharmaceuticals, Inc. (AE)                      8,200             143
West Pharmaceutical Services, Inc.                      1,000              25
Wilson Greatbatch Technologies, Inc. (AE)               5,100             114
Zymogenetics, Inc. (AE)(N)                              9,500             218
                                                                 ------------
                                                                       20,855
                                                                 ------------

Materials and Processing - 9.1%
Airgas, Inc.                                            2,200              58
Albany International Corp. Class A                      7,000             246
Arch Chemicals, Inc.                                    3,600             104
Armor Holdings, Inc. (AE)                               9,600             451
Ashland, Inc.                                           6,800             397
Ball Corp.                                              9,600             422
Bemis Co.                                              10,800             314
Bluegreen Corp. (AE)                                    7,700             153
Brady Corp. Class A                                     3,200             200
Brookfield Homes Corp.                                  6,000             203
Brush Engineered Materials, Inc. (AE)                   5,900             109
Building Material Holding Corp. (N)                     2,400              92
Cabot Corp.                                             9,400             364
Calgon Carbon Corp. (N)                                13,300             121
Carpenter Technology                                   11,000             643
Cell GeneSystem, Inc. (AE)(N)                          16,200             131
Century Aluminum Co. (AE)                               9,000             236
Comfort Systems USA, Inc. (AE)                         14,500             111

 26  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Constar International, Inc. (AE)                        7,800              60
Corn Products International, Inc.                       2,300             123
Crown Holdings, Inc. (AE)                              15,700             216
Cytec Industries, Inc.                                 11,000             566
Drew Industries, Inc. (AE)                              1,100              40
Dycom Industries, Inc. (AE)                             8,900             272
Ennis, Inc.                                             1,700              33
Florida Rock Industries, Inc.                           3,400             202
FMC Corp. (AE)                                          2,400             116
Georgia Gulf Corp.                                      9,400             468
Glatfelter                                             12,700             194
Gold Kist, Inc. (AE)(N)                                15,500             211
Granite Construction, Inc.                              7,100             189
Greif, Inc. Class A                                       100               6
Harsco Corp.                                            4,800             268
Hecla Mining Co. (AE)                                   7,500              44
Hercules, Inc. (AE)                                    16,600             246
Hughes Supply, Inc.                                    26,500             857
Human Genome Sciences, Inc. (AE)                        4,300              52
ICOS Corp. (AE)                                         6,000             170
Incyte Corp. (AE)                                       4,600              46
Insituform Technologies, Inc. Class A (AE)             14,100             320
Jacuzzi Brands, Inc. (AE)                              20,800             181
Jermyn Investments (AE)                                19,400             293
Lafarge North America, Inc.                             6,100             313
Louisiana-Pacific Corp.                                 4,600             123
Lyondell Chemical Co.                                  11,130             322
Martin Marietta Materials, Inc.                         7,800             419
Metals USA, Inc. (AE)(N)                                6,700             124
Mosaic Co. (The) (AE)                                   4,600              75
Myers Industries, Inc.                                    275               3
NCI Building Systems, Inc. (AE)                         2,500              94
NewMarket Corp. (AE)                                   13,400             267
NS Group, Inc. (AE)                                     4,900             136
NuCo 2, Inc. (AE)(N)                                    2,500              55
Octel Corp.                                             3,500              73
Oregon Steel Mills, Inc. (AE)                           6,200             126
Pactiv Corp. (AE)                                      13,100             331
PolyOne Corp. (AE)                                     10,400              94
Pope & Talbot, Inc.                                     3,600              62
Precision Castparts Corp.                               2,500             164
Quanta Services, Inc. (AE)(N)                          54,800             438
Ryerson Tull, Inc. (N)                                 32,300             509
Sealed Air Corp. (AE)                                   5,400             288
Seattle Genetics, Inc. (AE)                             4,100              27
Silgan Holdings, Inc.                                   7,500             457
Sonoco Products Co.                                    10,700             317
Spartech Corp.                                          8,700             236

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Steel Technologies, Inc.                                2,400              66
Stillwater Mining Co. (AE)                             15,100             170
Terra Industries, Inc. (AE)(N)                         34,600             307
Texas Industries, Inc.                                  5,600             349
Trammell Crow Co. (AE)                                  2,000              36
Tredegar Corp.                                          9,500             192
UAP Holding Corp. (AE)                                 12,000             207
Unifi, Inc. (AE)                                        8,700              33
URS Corp. (AE)                                          3,100              99
USEC, Inc.                                              4,500              44
USG Corp. (AE)(N)                                      16,900             681
Valmont Industries, Inc.                                1,100              28
Valspar Corp.                                             600              30
Washington Group International, Inc. (AE)              10,300             425
Watsco, Inc.                                            4,200             148
WCI Communities, Inc. (AE)(N)                           4,600             135
Worthington Industries                                 10,100             198
York International Corp.                                2,700              93
                                                                 ------------
                                                                       17,822
                                                                 ------------

Miscellaneous - 0.6%
Brunswick Corp.                                        10,300             510
Carlisle Cos., Inc.                                     5,700             370
Trinity Industries, Inc. (N)                            9,400             320
                                                                 ------------
                                                                        1,200
                                                                 ------------

Other Energy - 5.1%
Berry Petroleum Co. Class A                             9,400             448
Cal Dive International, Inc. (AE)                      16,700             681
Callon Petroleum Co. (AE)                               3,600              52
CARBO Ceramics, Inc.                                      800              55
Cimarex Energy Co. (AE)                                 1,200              45
Consol Energy, Inc.                                     1,400              57
Cooper Cameron Corp. (AE)                               4,400             237
Denbury Resources, Inc. (AE)                           12,500             343
Dril-Quip, Inc. (AE)                                    1,300              32
Edge Petroleum Corp. (AE)(N)                            9,300             136
Encore Acquisition Co. (AE)                             3,600             126
ENSCO International, Inc.                               9,700             308
Frontier Oil Corp.                                      2,300              61
Global Industries, Ltd. (AE)                           16,600             138
Houston Exploration Co. (AE)                           15,900             895
Hydril (AE)                                             4,300             196
Input/Output, Inc. (AE)(N)                              3,900              34
Magnum Hunter Resources, Inc. (AE)                      6,700              86
Nabors Industries, Ltd. (AE)                            5,200             267
National-Oilwell, Inc. Class C (AE)(N)                 10,400             367

                                                      Aggressive Equity Fund  27

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Newfield Exploration Co. (AE)                           3,500             207
NRG Energy, Inc. (AE)                                  12,100             436
Oil States International, Inc. (AE)                     8,500             164
Parker Drilling Co. (AE)                                5,800              23
Patina Oil & Gas Corp.                                 12,600             473
Patterson-UTI Energy, Inc.                             24,200             471
Penn Virginia Corp.                                     3,700             150
Plains Exploration & Production Co. (AE)                6,682             174
Pogo Producing Co.                                      7,400             359
Premcor, Inc.                                           7,200             304
Quicksilver Resources, Inc. (AE)                        3,000             110
Range Resources Corp. (N)                                 900              18
Remington Oil & Gas Corp. (AE)(N)                       1,500              41
Smith International, Inc. (AE)                          3,900             212
Stone Energy Corp. (AE)                                10,400             469
Superior Energy Services (AE)                          14,500             223
Swift Energy Co. (AE)                                   6,083             176
Todco Class A (AE)                                      9,300             171
Unit Corp. (AE)                                         1,500              57
Universal Compression Holdings, Inc. (AE)              11,600             405
Veritas DGC, Inc. (AE)                                 28,800             645
Whiting Petroleum Corp. (AE)                            6,800             206
                                                                 ------------
                                                                       10,058
                                                                 ------------

Producer Durables - 6.4%
Actuant Corp. Class A (AE)                              4,200             219
American Tower Corp. Class A (AE)                      13,500             248
AO Smith Corp.                                          6,300             189
ARGON ST, Inc. (AE)                                     2,300              82
Arris Group, Inc. (AE)                                 42,400             298
Artesyn Technologies, Inc. (AE)                        17,700             200
ASV, Inc. (AE)                                          3,400             163
Belden CDT, Inc.                                        5,700             132
Blount International, Inc. (AE)                         4,500              78
Briggs & Stratton Corp.                                 7,200             299
C&D Technologies, Inc.                                  2,900              49
C-COR, Inc. (AE)                                       10,200              95
Centex Corp.                                              400              24
CNH Global NV                                           8,540             165
Cognex Corp.                                            6,200             173
Cohu, Inc.                                              3,200              59
CTS Corp. (N)                                           3,400              45
Curtiss-Wright Corp.                                    1,000              57
Cymer, Inc. (AE)                                        8,500             251
Dionex Corp. (AE)                                       1,700              96
Dominion Homes, Inc. (AE)                                 700              18
Duratek, Inc. (AE)                                      8,373             209

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
ESCO Technologies, Inc. (AE)                            3,200             245
Exide Technologies (AE)                                 8,000             110
Faro Technologies, Inc. (AE)                            7,600             237
Flanders Corp. (AE)                                     4,500              43
Gardner Denver, Inc. (AE)                               9,800             356
Genlyte Group, Inc. (AE)                                1,400             120
Goodrich Corp.                                         13,700             447
Graco, Inc.                                             7,050             263
Hovnanian Enterprises, Inc. Class A (AE)                1,000              50
IDEX Corp.                                              8,400             340
Imagistics International, Inc. (AE)                     6,200             209
Interface, Inc. Class A (AE)                            3,200              32
Joy Global, Inc.                                        8,400             365
Lincoln Electric Holdings, Inc.                         2,500              86
Manitowoc Co.                                           5,100             192
Mattson Technology, Inc. (AE)                          13,000             146
MDC Holdings, Inc.                                      4,820             417
Measurement Specialties, Inc. (AE)(N)                   7,584             193
Mettler Toledo International, Inc. (AE)                 5,800             298
Middleby Corp. (N)                                      1,600              81
Milacron, Inc. (AE)                                    25,545              87
Mine Safety Appliances Co.                              2,300             117
MTS Systems Corp.                                      10,600             358
NACCO Industries, Inc. Class A                          2,900             306
Nanometrics, Inc. (AE)(N)                               3,200              52
Nordson Corp.                                           3,700             148
Orbital Sciences Corp. (AE)(N)                          7,500              89
Pall Corp.                                              9,400             272
Paxar Corp. (AE)                                        3,100              69
Pentair, Inc.                                           1,680              73
Photon Dynamics, Inc. (AE)(N)                           9,600             233
Photronics, Inc. (AE)                                   7,200             119
Powerwave Technologies, Inc. (AE)                      10,000              85
RAE Systems, Inc. (AE)(N)                              30,900             226
Rayovac Corp. (AE)                                        900              28
Rofin-Sinar Technologies, Inc. (AE)                    14,900             633
Roper Industries, Inc.                                  2,000             122
Spatialight, Inc. (AE)(N)                              42,747             383
Standard-Pacific Corp.                                  6,300             404
Steelcase, Inc. Class A (N)                             5,600              78
Symmetricom, Inc. (AE)                                 12,800             124
Technical Olympic USA, Inc.                             2,600              66
Tecumseh Products Co. Class A                           3,000             143
Teledyne Technologies, Inc. (AE)                        4,600             135
Terex Corp. (AE)                                        4,700             224
Toll Brothers, Inc. (AE)                                2,000             137
United Defense Industries, Inc. (AE)                    4,000             189

 28  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Woodward Governor Co.                                     800              57
Xyratex, Ltd. (AE)                                     16,100             265
                                                                 ------------
                                                                       12,601
                                                                 ------------

Technology - 14.9%
Acxiom Corp.                                           14,300             376
ADC Telecommunications, Inc. (AE)                      68,000             182
Aeroflex, Inc. (AE)                                    28,100             341
Agile Software Corp. (AE)                              48,200             394
Aladdin Knowledge Systems (AE)(N)                       4,300             106
Alliance Semiconductor Corp. (AE)                      12,200              45
Alloy, Inc. (AE)(N)                                     4,300              35
Alvarion, Ltd. (AE)                                     3,300              44
Anixter International, Inc.                            19,900             716
Anteon International Corp. (AE)                         5,600             234
Applera Corp. - Applied Biosystems Group                7,100             148
Applied Micro Circuits Corp. (AE)                      24,700             104
Ariba, Inc. (AE)                                       33,200             551
Ascential Software Corp. (AE)                          20,400             333
AsiaInfo Holdings, Inc. (AE)                            4,900              29
ATI Technologies, Inc. (AE)                            35,200             683
Atmel Corp. (AE)                                       17,900              70
Audible, Inc. (AE)(N)                                   4,600             120
Avaya, Inc. (AE)                                       26,700             459
Avnet, Inc. (AE)                                       15,000             274
Avocent Corp. (AE)                                      5,100             207
AVX Corp. (N)                                           7,300              92
Business Objects SA - ADR (AE)                          8,800             223
CACI International, Inc. Class A (AE)                   1,400              95
Cadence Design Systems, Inc. (AE)                       2,900              40
CallWave, Inc. (AE)                                    12,800             198
Ceridian Corp. (AE)                                    11,600             212
Cirrus Logic, Inc. (AE)(N)                              5,800              32
Cognos, Inc. (AE)                                      10,200             449
CommScope, Inc. (AE)                                   12,700             240
Comtech Telecommunications Corp. (AE)(N)                8,300             312
Comverse Technology, Inc. (AE)                         19,100             467
Concurrent Computer Corp. (AE)                          8,200              23
Cree, Inc. (AE)(N)                                     27,600           1,106
Digi International, Inc.                                2,600              45
Digital River, Inc. (AE)(N)                            18,700             778
Diodes, Inc. (AE)                                       8,600             195
Ditech Communications Corp. (AE)                        4,700              70
DRS Technologies, Inc. (AE)(N)                         12,800             547
E.piphany, Inc. (AE)                                   22,500             109
EDO Corp.                                               8,300             264

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Enterasys Networks, Inc. (AE)                          23,900              43
Epicor Software Corp. (AE)                             16,500             233
Equinix, Inc. (AE)(N)                                  15,400             658
Fairchild Semiconductor International, Inc. (AE)       15,200             247
Filenet Corp. (AE)                                      5,000             129
Formfactor, Inc. (AE)                                   7,600             206
Gateway, Inc. (AE)                                     36,900             222
ID Systems, Inc. (AE)(N)                               13,900             259
II-VI, Inc.                                             9,200             391
Imergent, Inc. (AE)                                     9,700             147
Infocrossing, Inc. (AE)(N)                             10,900             185
InFocus Corp. (AE)                                     19,300             177
Informatica Corp. (AE)                                 29,200             237
Ingram Micro, Inc. Class A (AE)                        27,400             570
Innovative Solutions & Support, Inc. (AE)(N)           10,253             342
Integrated Device Technology, Inc. (AE)                41,700             482
Intergraph Corp. (AE)                                  12,900             347
International Rectifier Corp. (AE)                      3,800             169
Internet Security Systems (AE)                         19,300             449
Intersil Corp. Class A                                 14,400             241
Interwoven, Inc. (AE)                                   3,200              35
Jupitermedia Corp. (AE)                                17,700             421
Keane, Inc. (AE)                                       11,500             169
Keynote Systems, Inc. (AE)                             10,300             143
Kongzhong Corp. Class R (AE)(N)                        16,300             157
LeCroy Corp. (AE)                                       1,000              23
Lions Gate Entertainment Corp. (AE)(N)                 18,000             191
M-Systems Flash Disk Pioneers (AE)(N)                   7,200             142
Macromedia, Inc. (AE)                                  13,000             405
Macrovision Corp. (AE)                                  4,000             103
Manhattan Associates, Inc. (AE)                         4,600             110
Matrixone, Inc. (AE)                                   73,700             483
Maxtor Corp. (AE)                                      62,800             333
MEMC Electronic Materials, Inc. (AE)                   12,600             167
Mercury Computer Systems, Inc. (AE)                    12,900             383
Mercury Interactive Corp. (AE)                          5,100             232
Methode Electronics, Inc.                              17,100             220
Micros Systems, Inc. (AE)                               4,900             383
Microsemi Corp. (AE)                                   10,900             189
Moldflow Corp. (AE)                                     2,200              35
MRV Communications, Inc. (AE)(N)                       22,300              82
MSC.Software Corp. (AE)(N)                             13,100             137
Multi-Fineline Electronix, Inc. (AE)(N)                 9,600             175
National Instruments Corp.                              2,750              75
Novatel Wireless, Inc. (AE)(N)                          6,700             130
Nvidia Corp. (AE)                                       1,500              35
Open Solutions, Inc. (AE)                              17,650             458

                                                      Aggressive Equity Fund  29

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Oplink Communications, Inc. (AE)                       10,200              20
Parametric Technology Corp. (AE)                       41,400             244
Pec Solutions, Inc. (AE)(N)                             3,700              52
PerkinElmer, Inc.                                      15,700             353
Pinnacle Systems, Inc. (AE)                            13,500              82
PMC - Sierra, Inc. (AE)                                11,500             129
Quantum Corp. (AE)(N)                                  79,600             209
Quest Software, Inc. (AE)                              14,700             235
Radisys Corp. (AE)                                      7,600             149
RADWARE, Ltd. (AE)                                      3,000              78
Redback Networks, Inc. (AE)(N)                          9,800              53
Sandisk Corp. (AE)                                      2,900              72
Sapient Corp. (AE)                                     10,500              83
Scansource, Inc. (AE)                                   1,900             118
Seachange International, Inc. (AE)(N)                  10,400             181
Semtech Corp. (AE)                                     14,500             317
Siebel Systems, Inc. (AE)                              28,700             301
Sigmatel, Inc. (AE)                                    10,050             357
Silicon Image, Inc. (AE)                               14,000             230
SimpleTech, Inc. (AE)                                   5,200              24
Skyworks Solutions, Inc. (AE)                          15,000             141
Spectrasite, Inc. (AE)                                  7,700             446
SS&C Technologies, Inc.                                13,700             283
Stratasys, Inc. (AE)                                    3,400             114
Sycamore Networks, Inc. (AE)                           10,200              41
SYKES Enterprises, Inc. (AE)                            2,200              15
Symbol Technologies, Inc.                              17,100             296
Synaptics, Inc. (AE)                                    2,500              76
SYNNEX Corp. (AE)                                       1,600              39
Tekelec (AE)                                            7,000             143
Tellabs, Inc. (AE)                                     12,100             104
TIBCO Software, Inc. (AE)                              12,800             171
Transaction Systems Architects, Inc. Class A
   (AE)                                                 4,000              79
Unisys Corp. (AE)                                      17,400             177
Utstarcom, Inc. (AE)(N)                                 6,600             146
Verity, Inc. (AE)                                       6,300              83
WatchGuard Technologies (AE)                            2,300              10
Wavecom SA - ADR (AE)                                  10,800              78
WebMethods, Inc. (AE)                                   3,000              22
Websense, Inc. (AE)                                    21,500           1,091
Western Digital Corp. (AE)                             22,200             241
Zhone Technologies, Inc. (AE)                          10,400              27
                                                                 ------------
                                                                       29,208
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Utilities - 3.2%
AGL Resources, Inc.                                     8,200             273
Allete, Inc.                                            1,900              70
Aquila, Inc. (AE)(N)                                   64,600             238
Avista Corp.                                            2,000              35
Boston Communications Group (AE)                        4,800              44
Centerpoint Energy, Inc.                                9,800             111
CMS Energy Corp. (AE)                                  13,000             136
Commonwealth Telephone Enterprises, Inc. (AE)           3,300             164
Dobson Communications Corp. Class A (AE)               16,500              29
Energen Corp.                                          11,300             666
Laclede Group, Inc. (The)                               1,000              31
MDU Resources Group, Inc.                               8,200             219
NII Holdings, Inc. (AE)(N)                              1,800              86
Northeast Utilities                                    40,300             760
Northwest Natural Gas Co.                               1,700              57
NSTAR                                                   4,700             255
OGE Energy Corp.                                        8,700             231
Pinnacle West Capital Corp.                             2,800             124
PTEK Holdings, Inc. (AE)                               18,300             196
Quantum Fuel Systems Technologies Worldwide,
   Inc. (AE)(N)                                         3,500              21
SEMCO Energy, Inc.                                      3,900              21
Sierra Pacific Resources (AE)(N)                       44,400             466
South Jersey Industries, Inc.                             800              42
Southwest Gas Corp.                                     2,100              53
Southwestern Energy Co. (AE)                            3,300             167
Ubiquitel, Inc. (AE)                                    9,800              70
UGI Corp.                                              13,800             565
UnitedGlobalCom, Inc. Class A (AE)(N)                  25,900             250
US Cellular Corp. (AE)                                 11,000             492
USA Mobility, Inc. (AE)                                 1,700              60
Western Gas Resources, Inc.                             1,300              38
Western Wireless Corp. Class A (AE)                     3,100              91
WGL Holdings, Inc.                                      2,800              86
WPS Resources Corp.                                       100               6
                                                                 ------------
                                                                        6,153
                                                                 ------------

TOTAL COMMON STOCKS
(cost $153,430)                                                       187,051
                                                                 ------------


 30  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.5%
Frank Russell Investment Company
   Money Market Fund                                8,047,000           8,047
United States Treasury Bill (z)(sec.)
   2.244% due 03/17/05                                    700             696
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $8,744)                                                           8,743
                                                                 ------------

WARRANTS & RIGHTS - 0.0%
Dime Bancorp.
   2005 Warrants (AE)                                  35,400               6
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $8)                                                                   6
                                                                 ------------

OTHER SECURITIES - 11.3%
State Street Securities Lending Quality Trust
   (X)                                             22,022,331          22,022
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $22,022)                                                         22,022
                                                                 ------------

TOTAL INVESTMENTS - 111.4%
(identified cost $184,204)                                            217,822

OTHER ASSETS AND LIABILITIES,
NET - (11.4%)                                                         (22,239)
                                                                 ------------

NET ASSETS - 100.0%                                                   195,583
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                      Aggressive Equity Fund  31

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands

                                                                   UNREALIZED
                                                   NOTIONAL       APPRECIATION
FUTURES CONTRACTS                                   AMOUNT       (DEPRECIATION)
(NUMBER OF CONTRACTS)                                 $                $
-------------------------------------------------------------------------------
Long Positions
Russell 2000 E-Mini Index
   expiration date 03/05 (100)                          6,540              261

Russell 2000 Index
   expiration date 03/05 (2)                              654               14

S&P 500 E-Mini Index
   expiration date 03/05 (1)                               61                1

S&P 500 Index
   expiration date 03/05 (4)                            1,214                6
                                                                  ------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                  282
                                                                  ============

                                                       % OF
PORTFOLIO SUMMARY                                       NET
(UNAUDITED)                                           ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       5.3
Consumer Discretionary                                       19.0
Consumer Staples                                              1.9
Financial Services                                           19.4
Health Care                                                  10.7
Materials and Processing                                      9.1
Miscellaneous                                                 0.6
Other Energy                                                  5.1
Producer Durables                                             6.4
Technology                                                   14.9
Utilities                                                     3.2
Short-Term Investments                                        4.5
Warrants & Rights                                              --*
Other Securities                                             11.3
                                                  ---------------
Total Investments                                           111.4
Other Assets and Liabilities, Net                           (11.4)
                                                  ---------------

Net Assets                                                  100.0
                                                  ===============

Futures Contracts                                             0.1

* Less than .05%

See accompanying notes which are an integral part of the financial statements.

 32  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

                            (Performance Line Graph)

Non-U.S. Fund
----------------------------------------------------------


    PERIODS ENDED           GROWTH OF             TOTAL
      12/31/04               $10,000              RETURN
---------------------    ----------------    ----------------
1 Year                 $      11,830              18.30%
5 Years                $       9,295              (1.45)%sec.
Inception              $      14,043               4.34% sec.

MSCI EAFE Index
----------------------------------------------------------


    PERIODS ENDED           GROWTH OF             TOTAL
      12/31/04               $10,000              RETURN
---------------------    ----------------    ----------------
1 Year                 $      12,070              20.70%
5 Years                $       9,605              (0.80)%sec.
Inception              $      15,015               5.21% sec.

                                                               Non-U.S. Fund  33

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

For the fiscal year ended December 31, 2004, the Non-U.S. Fund gained 18.30%. This compared to its benchmark, the MSCI EAFE Index, which gained 20.70%. The Fund's performance is net of operating expenses of 1.15%. Index returns do not reflect deduction for fees or expenses. Index returns do not include fair valuation adjustments which may be included in fund returns.

HOW DID THE MARKET CONDITIONS, AS DESCRIBED STARTING ON PAGE 4 OF THIS REPORT, AFFECT THE FUND'S PERFORMANCE?

The Fund's money managers maintained investment disciplines. The money managers' analysis of fundamentals frequently supported continued investment in companies they believed most likely to benefit from improving economic trends. Money managers often favored companies undergoing restructuring activity which they believed would lead to market recognition. Money managers increased exposure to Japan over the course of the year, moving from a modest underweight to a modest overweight. Investments in the markets of the Pacific region, particularly in Hong Kong-listed companies, were generally predicated on the expectation that recovering U.S. economic activity and strong growth in China would lead to earnings-driven gains in the Pacific region markets. The Fund's more momentum-driven money managers, whose strategies rely on positive (or negative) pricing trends as a signal of the market's increased (or decreased) interest in a stock, country or sector, rotated into several stocks and/or sectors experiencing positive pricing trends. However, frequent rotations in market leadership in response to new developments, including economic and political news, proved frustrating for momentum-driven decisions. This environment was not favorable for investment strategies relying on the persistence of price movements. This had a particularly negative affect on Oechsle's results during the year, but also negatively impacted the other money managers' results to a lesser degree.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's emphasis on stocks with above-average forecasted long-term earnings growth and positive price momentum proved ineffective and detracted from Fund performance relative to benchmark. This was reflected in the Fund's limited effectiveness in stock selection, which accounted for most of the Fund's shortfall relative to the benchmark. However, sector and country allocations also contributed to the Fund's underperformance. From a sector perspective, an underweight to utilities and consumer staples stocks, and a modest overweight to the technology sector contributed to the underperformance relative to the benchmark. In addition, the Fund's overweight to more cyclical regions, Hong Kong and Japan in particular, and underweight to Australia and the United Kingdom were also detractors from performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund maintained a style-balanced profile over the period. This proved critical given the poor market climate for growth style investing. Growth stocks generally lagged value stocks during the year. The MSCI EAFE Value Index gained 24.88% in US dollars and the MSCI EAFE Growth Index gained 16.48% for the year ended December 31, 2004.

Strategic constraints on the Fund's country and sector positioning limited the impact on Fund results. From a country perspective, underweight positions in Australia and Austria resulted in an opportunity cost given strong gains in these two markets. An overweight position in Germany also detracted from Fund performance given that market's weak performance.

Overall sector positioning had a positive impact on performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

The assignment for Oechsle International Advisors, LLC, one of the Fund's growth-oriented money managers, was changed in June from a moderate-risk investment strategy to a more concentrated, aggressive investment strategy. This change was made to attempt to capitalize on the strengths of Oechsle's research and to shift reliance for investment decision-making from a team of Oechsle's investment professionals to a single key individual.

 34  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers
as of December 31, 2004                           Styles


AQR Capital Management, LLC                 Market-Oriented
Fidelity Management & Research Company      Market-Oriented
Oechsle International Advisors, LLC         Growth
The Boston Company Asset Management, LLC    Value

                              --------------------

* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

**    Morgan Stanley Capital International Europe, Australia, Far East (MSCI
      EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.
Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

                                                               Non-U.S. Fund  35

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2004                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2004             $     1,133.40      $     1,019.22
Expenses Paid During
Period*                       $         6.17      $         5.84

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 36  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 92.7%
Australia - 2.8%
Amcor, Ltd.                                            96,322             555
AMP Ltd.                                               43,000             245
Ansell, Ltd.                                              100               1
Australia & New Zealand Banking Group, Ltd.            28,817             465
Australian Gas Light Co., Ltd.                          1,800              19
AXA Asia Pacific Holdings, Ltd.                        13,600              44
BHP Billiton, Ltd.                                     58,064             698
Billabong International, Ltd. (N)                      10,100              91
BlueScope Steel, Ltd.                                   9,400              61
Boral, Ltd.                                             9,300              50
Brambles Industries, Ltd.                               2,100              11
CFS Gandel Retail Trust                                23,400              29
Coca-Cola Amatil, Ltd.                                  2,300              15
Coles Myer, Ltd.                                        6,800              53
Commonwealth Bank of Australia                          8,400             211
Commonwealth Property Office Fund                      18,200              18
ConnectEast Group (AE)                                 54,566              29
CSL, Ltd.                                              11,002             252
CSR, Ltd.                                              24,300              51
David Jones, Ltd. (N)                                  23,600              41
DB RREEF Trust                                         11,647              12
Foster's Group, Ltd.                                   76,743             348
Futuris Corp., Ltd.                                     6,700              11
General Property Trust                                 30,500              89
Iluka Resources, Ltd.                                   4,300              21
ING Industrial Fund                                    10,200              17
Insurance Australia Group, Ltd.                        14,600              74
Lend Lease Corp., Ltd.                                    600               6
Lion Nathan, Ltd.                                       6,300              42
Macquarie Bank, Ltd.                                    6,400             233
Macquarie Goodman Industrial Trust                      1,400               3
Macquarie Infrastructure Group                          6,200              17
National Australia Bank, Ltd.                          43,275             978
Newcrest Mining, Ltd.                                     100               1
OneSteel, Ltd.                                         20,900              42
Orica, Ltd.                                             3,600              57
Origin Energy, Ltd.                                     5,600              30
PaperlinX, Ltd.                                        26,500              98
Promina Group, Ltd.                                    68,188             289
Publishing & Broadcasting, Ltd.                         6,720              92
QBE Insurance Group, Ltd.                              27,835             335
Rinker Group, Ltd.                                     27,736             232
Rio Tinto, Ltd.                                           800              25
Santos, Ltd.                                            4,000              27
Sons of Gwalia, Ltd. (A)                                8,400              --

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Stockland                                               8,900              42
Suncorp-Metway, Ltd.                                    3,800              52
TABCORP Holdings, Ltd.                                  2,340              32
Telstra Corp., Ltd.                                     5,300              20
Wesfarmers, Ltd.                                        1,900              59
Westfield Group (AE)(N)                                41,656             536
Westpac Banking Corp.                                  11,900             182
WMC Resources, Ltd.                                    29,100             165
Woodside Petroleum, Ltd.                                2,100              33
Woolworths, Ltd.                                        3,300              39
                                                                 ------------
                                                                        7,178
                                                                 ------------

Belgium - 1.0%
Belgacom SA (AE)                                       12,000             519
Colruyt SA                                              2,433             395
Compagnie Maritime Belge SA (N)                           500              14
Delhaize Group                                            800              61
Dexia (N)                                               3,300              76
Electrabel (N)                                            107              48
Euronav NV (N)                                            600              16
Fortis                                                 33,420             925
KBC Bancassurance Holding                               1,000              77
Mobistar SA (AE)                                        3,800             356
Solvay SA Class A                                         500              55
Umicore                                                   100               9
                                                                 ------------
                                                                        2,551
                                                                 ------------

Brazil - 0.3%
Petroleo Brasileiro SA - ADR (N)                       10,320             414
Telecomunicacoes Brasileiras SA - ADR (N)              12,400             399
                                                                 ------------
                                                                          813
                                                                 ------------

China - 0.5%
China Petroleum & Chemical Corp. Class A            1,692,000             691
PetroChina Co., Ltd.                                1,324,000             707
ZTE Corp. Class H                                       7,000              23
                                                                 ------------
                                                                        1,421
                                                                 ------------

Denmark - 0.6%
AP Moller - Maersk A/S Class B                              1               8
Danske Bank A/S                                        28,190             864
East Asiatic Co., Ltd. A/S                                600              31
ISS A/S                                                 2,900             162
Novo-Nordisk A/S Class B                                8,484             464

                                                               Non-U.S. Fund  37

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
TDC A/S                                                 1,500              64
William Demant Holding (AE)                               400              19
                                                                 ------------
                                                                        1,612
                                                                 ------------

Finland - 1.1%
Elisa Corp. Class S (AE)                                  600              10
Fortum OYJ                                             42,600             789
Kone OYJ Class B                                          200              16
M-real OYJ Class S                                     82,600             528
Nokia OYJ                                              26,700             422
Nokia OYJ - ADR (N)                                    20,408             322
Nokian Renkaat OYJ                                        200              30
Orion OYJ Class B                                       2,300              37
Sampo OYJ                                               4,800              66
Stora Enso OYJ Class R                                    300               5
UPM-Kymmene OYJ                                        26,369             586
                                                                 ------------
                                                                        2,811
                                                                 ------------

France - 9.5%
Alcatel SA (AE)                                           100               2
AXA (N)                                                25,589             632
BNP Paribas (N)                                        30,084           2,180
Carrefour SA (N)                                       18,950             903
Christian Dior SA                                       3,300             224
Cie de Saint-Gobain (N)                                 4,700             283
CNP Assurances (N)                                      5,910             423
Credit Agricole SA                                     15,363             464
Eiffage                                                   166              19
France Telecom SA                                      59,033           1,955
Groupe Danone                                              60               6
L'Oreal SA                                             13,677           1,038
Lafarge SA (N)                                         13,302           1,284
Lagardere S.C.A. (N)                                   12,557             906
Pernod-Ricard (N)                                       8,240           1,262
Peugeot SA (N)                                          5,700             362
Renault SA                                                800              67
Sanofi-Aventis                                         26,441           2,113
Schneider Electric SA (N)                              10,290             716
Societe Assurances Generales de France                  1,000              75
Societe BIC SA (N)                                        800              40
Societe Generale (N)                                    7,800             789
Suez SA (N)                                             9,800             261
Thomson (N)                                            22,471             594
Total SA (N)                                           16,121           3,521
Total SA - ADR                                          8,716             952
Valeo SA (N)                                           19,200             804
Vinci SA (N)                                            1,900             255

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Vivendi Universal SA (AE)                              73,565           2,349
Zodiac SA                                               1,200              56
                                                                 ------------
                                                                       24,535
                                                                 ------------

Germany - 5.2%
Adidas-Salomon AG (N)                                   7,107           1,147
Allianz AG                                              8,300           1,101
AMB Generali Holding AG                                   300              24
BASF AG                                                 2,600             187
Bayer AG                                                2,000              68
Bayerische Hypo-und Vereinsbank AG                      2,400              54
Celesio AG                                              2,600             211
Commerzbank AG (AE)                                     3,300              68
Continental AG                                          9,900             629
DaimlerChrysler AG                                      2,600             125
Deutsche Bank AG                                        6,089             541
Deutsche Boerse AG                                     13,687             824
Deutsche Lufthansa AG                                  30,477             437
Deutsche Post AG                                       47,140           1,083
Deutsche Postbank AG                                    7,300             322
Deutsche Telekom AG (AE)                               55,000           1,245
E.ON AG                                                17,693           1,613
Fresenius Medical Care AG                               2,200             177
Hannover Rueckversicherung AG                           2,500              98
Heidelberger Druckmaschinen (AE)(N)                    10,000             340
Infineon Technologies AG (AE)                           6,600              72
KarstadtQuelle AG (N)                                  31,888             329
MAN AG                                                  7,700             297
Medion AG (N)                                           7,500             158
Merck KGaA                                              4,400             303
Metro AG (N)                                            1,700              93
MG Technologies AG (AE)                                 1,200              14
MLP AG (N)                                                600              12
Muenchener Rueckversicherungs AG                          940             116
Puma AG Rudolf Dassler Sport                            1,035             285
SAP AG                                                    192              34
Schering AG                                             1,712             128
Siemens AG                                              4,100             348
ThyssenKrupp AG                                         3,000              66
TUI AG                                                  8,800             208
Volkswagen AG (N)                                      17,300             784
                                                                 ------------
                                                                       13,541
                                                                 ------------

 38  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Greece - 0.4%
Cosmote Mobile Telecommunications SA                   17,100             342
EFG Eurobank Ergasias SA                               11,700             402
OPAP SA                                                14,250             394
                                                                 ------------
                                                                        1,138
                                                                 ------------

Hong Kong - 1.2%
Bank of East Asia, Ltd.                               147,145             457
BOC Hong Kong Holdings, Ltd. (N)                       22,000              42
Cathay Pacific Airways, Ltd.                           12,000              23
Cheung Kong Holdings, Ltd.                             29,000             290
China Mobile Hong Kong, Ltd.                          141,000             478
Citic Pacific, Ltd.                                    39,500             112
CLP Holdings, Ltd.                                     35,500             204
Esprit Holdings, Ltd.                                  25,000             151
Giordano International, Ltd.                            4,000               2
Hang Seng Bank, Ltd.                                    2,800              39
Henderson Land Development Co., Ltd. (N)                3,000              16
HongKong Electric Holdings                              9,000              41
Hopewell Holdings                                      15,000              38
Hutchison Telecommunications International, Ltd.
   (AE)                                                20,000              18
Hutchison Whampoa, Ltd.                                33,000             309
Kerry Properties, Ltd.                                 13,500              29
Li & Fung, Ltd.                                        42,000              71
MTR Corp.                                              18,500              30
New World Development, Ltd.                            30,000              34
Orient Overseas International, Ltd.                     8,000              30
PCCW, Ltd.                                            278,000             176
Shangri-La Asia, Ltd. (N)                              14,000              21
Sino Land Co.                                          16,000              16
Sun Hung Kai Properties, Ltd.                           5,000              50
Swire Pacific, Ltd.                                    26,000             217
Techtronic Industries Co.                              43,000              94
Wharf Holdings, Ltd.                                   41,000             143
                                                                 ------------
                                                                        3,131
                                                                 ------------

Indonesia - 0.3%
Telekomunikasi Indonesia Tbk PT - ADR                  11,905             248
Telekomunikasi Indonesia Tbk PT                       939,500             488
                                                                 ------------
                                                                          736
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Ireland - 0.7%
Bank of Ireland                                        70,888           1,172
CRH PLC                                                23,200             621
                                                                 ------------
                                                                        1,793
                                                                 ------------

Italy - 5.0%
Arnoldo Mondadori Editore SpA                           6,200              72
Autostrade SpA                                         18,200             487
Banca Intesa SpA (N)                                   80,303             386
Banche Popolari Unite SCRL                             18,583             378
Banco Popolare di Verona e Novara SCRL (AE)            29,370             597
Benetton Group SpA (N)                                 27,455             363
Enel SpA                                              110,317           1,084
ENI SpA (N)                                           169,427           4,242
Finmeccanica SpA                                      672,140             609
Fondiaria-Sai SpA (N)                                   7,600             205
Gruppo Editoriale L'Espresso SpA (N)                    3,100              19
Hera SpA                                               18,300              53
Italcementi SpA (N)                                     9,300             150
Lottomatica SpA                                         1,800              66
Mediaset SpA                                           18,300             232
Milano Assicurazioni SpA                               10,500              59
Parmalat Finanziaria SpA (AE)                          12,500               2
Pirelli & C SpA                                        10,800              15
Riunione Adriatica di Sicurta SpA                      15,562             352
Sanpaolo IMI SpA                                       11,905             171
Snam Rete Gas SpA                                      59,400             346
Telecom Italia Media SpA (AE)(N)                       71,400              32
Telecom Italia SpA                                    501,245           1,864
UniCredito Italiano SpA                               182,100           1,047
                                                                 ------------
                                                                       12,831
                                                                 ------------

Japan - 21.6%
77 Bank, Ltd. (The)                                    85,200             599
Acom Co., Ltd.                                            430              32
Aeon Co., Ltd.                                         13,100             219
Aiful Corp.                                               300              33
Aioi Insurance Co., Ltd.                               15,000              69
Aisin Seiki Co., Ltd.                                  10,900             276
All Nippon Airways Co., Ltd. (N)                        9,000              31
Alps Electric Co., Ltd.                                26,900             401
Amano Corp.                                             2,000              20
Aoyama Trading Co., Ltd.                                  500              14
Arrk Corp.                                              2,700             111
Asahi Breweries, Ltd. (N)                               4,500              56
Asahi Glass Co., Ltd.                                  37,000             408
Asahi Kasei Corp.                                       9,000              45

                                                               Non-U.S. Fund  39

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Autobacs Seven Co., Ltd. (N)                              600              18
Bandai Visual Co., Ltd.                                     4              11
Bank of Fukuoka, Ltd. (The)                             2,000              13
Bank of Yokohama, Ltd. (The)                           11,000              69
Benesse Corp.                                             800              28
Bridgestone Corp.                                      14,000             279
Canon, Inc.                                            27,500           1,484
Central Glass Co., Ltd.                                 4,000              28
Chiba Bank, Ltd. (The)                                 11,000              74
Chubu Electric Power Co., Inc.                          5,300             127
Citizen Watch Co., Ltd.                                 8,000              77
Cosmo Oil Co., Ltd.                                    15,000              44
Credit Saison Co., Ltd.                                23,900             870
CSK Corp.                                                 400              18
D&M Holdings, Inc. (AE)                                20,000              49
Dai Nippon Printing Co., Ltd.                           1,000              16
Daihatsu Motor Co., Ltd.                                5,000              40
Daiichi Pharmaceutical Co., Ltd.                          400               9
Daikin Industries, Ltd.                                 6,400             185
Daimaru, Inc.                                           6,000              49
Dainippon Ink and Chemicals, Inc.                       2,000               5
Dainippon Pharmaceutical Co., Ltd.                      1,000              10
Dainippon Screen Manufacturing Co., Ltd.                7,000              43
Daito Trust Construction Co., Ltd.                        800              38
Daiwa House Industry Co., Ltd.                         18,000             205
Daiwa Securities Group, Inc.                           40,000             289
Dentsu, Inc.                                              163             439
Disco Corp.                                               100               5
Don Quijote Co., Ltd. (N)                               2,400             122
eAccess, Ltd. (AE)                                         25              22
East Japan Railway Co.                                     72             401
Eisai Co., Ltd.                                         1,100              36
FamilyMart Co., Ltd.                                    1,000              29
Fast Retailing Co., Ltd.                                3,100             236
Fuji Electric Holdings Co., Ltd.                        4,000              11
Fuji Heavy Industries, Ltd.                            80,400             392
Fuji Machine Manufacturing Co., Ltd.                    4,800              47
Fuji Photo Film Co., Ltd.                              19,100             697
Fujisawa Pharmaceutical Co., Ltd.                         700              19
Fujitsu, Ltd.                                          48,000             312
Funai Electric Co., Ltd.                                3,300             410
Global Media Online, Inc.                                 800              19
Hachijuni Bank, Ltd. (The)                              2,000              14
Hankyu Department Stores                                3,000              22
HIS Co., Ltd.                                           4,300              84
Hitachi Cable, Ltd.                                    16,000              75
Hitachi Chemical Co., Ltd.                              2,900              52
Hitachi Kokusai Electric, Inc.                          8,000              70

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hitachi Software Engineering Co., Ltd.                    300               7
Hitachi Zosen Corp. (AE)                               14,000              21
Hitachi, Ltd.                                          19,000             132
Hokkaido Electric Power Co., Inc.                       1,300              26
Hokuhoku Financial Group, Inc.                         38,000             104
Honda Motor Co., Ltd.                                  26,400           1,368
Hoya Corp.                                              2,100             237
Isuzu Motors, Ltd. (AE)(N)                             19,000              56
Ito-Yokado Co., Ltd.                                    6,400             269
Itochu Corp.                                           16,000              74
Japan Radio Co., Ltd. (AE)(N)                          12,000              46
Japan Tobacco, Inc.                                        18             206
JFE Holdings, Inc.                                      3,700             106
Joyo Bank, Ltd. (The)                                   8,000              39
Kadokawa Holdings, Inc.                                 4,800             199
Kamigumi Co., Ltd. (N)                                 14,000             112
Kaneka Corp.                                           13,000             147
Kansai Electric Power Co., Inc. (The)                   9,300             189
Kao Corp.                                              24,000             614
Kawasaki Heavy Industries, Ltd. (N)                    14,000              23
Kawasaki Kisen Kaisha, Ltd.                            10,000              64
KDDI Corp.                                                172             927
Keihin Corp.                                            1,400              23
Keio Electric Railway Co., Ltd.                        12,000              70
Keyence Corp.                                             600             134
Kobe Steel, Ltd.                                        5,000               8
Koei Co., Ltd.                                          3,400              85
Komatsu, Ltd.                                           3,000              21
Konica Minolta Holdings, Inc.                          30,000             398
Kubota Corp.                                           14,000              69
Kuraray Co., Ltd.                                      44,700             401
Kyocera Corp.                                           1,600             123
Kyushu Electric Power Co., Inc.                         4,000              81
Lawson, Inc.                                           12,600             465
Leopalace21 Corp.                                         500               9
Livedoor Co., Ltd. (AE)                                 1,243               5
Mabuchi Motor Co., Ltd.                                 8,300             599
Makita Corp. (N)                                        3,000              52
Mars Engineering Corp.                                  2,200              74
Marubeni Corp.                                         27,000              75
Matsumotokiyoshi Co., Ltd.                             16,700             476
Matsushita Electric Industrial Co., Ltd.               35,000             555
MEDICEO Holdings Co., Ltd. (N)                            500               6
Meiji Dairies Corp.                                     8,000              47
Meitec Corp.                                            2,500              93
Millea Holdings, Inc.                                       7             104
Minebea Co., Ltd.                                     119,000             519
Mitsubishi Chemical Corp.                              21,000              64
Mitsubishi Corp.                                        4,700              61

 40  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mitsubishi Electric Corp.                              14,000              69
Mitsubishi Estate Co., Ltd.                           112,000           1,312
Mitsubishi Gas Chemical Co., Inc.                       4,000              19
Mitsubishi Heavy Industries, Ltd.                      22,000              62
Mitsubishi Materials Corp.                              7,000              15
Mitsubishi Rayon Co., Ltd.                             43,000             157
Mitsubishi Securities Co., Ltd. (N)                    16,000             175
Mitsubishi Tokyo Financial Group, Inc.                    160           1,624
Mitsui & Co., Ltd.                                     36,000             323
Mitsui Engineering & Shipbuilding Co., Ltd.            21,000              36
Mitsui Fudosan Co., Ltd.                               25,000             304
Mitsui OSK Lines, Ltd.                                 16,000              96
Mitsui Sumitomo Insurance Co., Ltd.                     8,000              69
Mitsui Trust Holdings, Inc.                            12,000             120
Mizuho Financial Group, Inc.                              149             750
Murata Manufacturing Co., Ltd.                          8,400             470
Namco, Ltd.                                             2,000              26
NEC Corp.                                              33,000             205
NEC System Intergration & Construction, Ltd.              700               6
NET One Systems Co., Ltd.                                  43             179
Nichirei Corp.                                          1,000               4
Nidec Copal Corp. (N)                                   4,100              65
Nidec Corp.                                             1,200             146
Nikko Cordial Corp.                                     5,000              27
Nintendo Co., Ltd.                                        400              50
Nippon Electric Glass Co., Ltd. (N)                     8,000             205
Nippon Express Co., Ltd.                              184,600             910
Nippon Kayaku Co., Ltd.                                 1,000               6
Nippon Light Metal Co., Ltd. (N)                       24,000              61
Nippon Mining Holdings, Inc.                            3,000              14
Nippon Oil Corp.                                       32,000             205
Nippon Steel Corp.                                    109,000             267
Nippon Telegraph & Telephone Corp.                        150             673
Nippon Yusen Kabushiki Kaisha                           6,000              32
Nishi-Nippon City Bank, Ltd. (The)                     39,000             150
Nissan Motor Co., Ltd.                                 13,300             145
Nissen Co., Ltd.                                        3,800              51
Nisshin Steel Co., Ltd.                                26,000              60
Nisshinbo Industries, Inc.                              2,000              15
Nitto Denko Corp.                                       7,200             395
NOK Corp.                                               6,900             216
Nomura Holdings, Inc.                                  11,000             160
NS Solutions Corp.                                      2,800              77
NSK, Ltd.                                               4,000              20
NTT DoCoMo, Inc.                                           46              85
Obayashi Corp.                                          3,000              19
OJI Paper Co., Ltd.                                     7,000              40

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Olympus Corp.                                          20,900             446
Ono Pharmaceutical Co., Ltd.                              400              22
ORIX Corp.                                             15,600           2,119
Parco Co., Ltd.                                        11,000              65
Promise Co., Ltd.                                         250              18
Rengo Co., Ltd.                                         2,000               9
Renown D'urban Holdings, Inc. (AE)                      4,100              35
Resona Holdings, Inc.                                  14,000              28
Ricoh Co., Ltd. (N)                                    22,000             424
Rinnai Corp.                                           21,600             580
Rohm Co., Ltd.                                          6,900             714
Sanken Electric Co., Ltd.                              10,000             131
Sankyo Co., Ltd.                                        7,400             220
Sanyo Electric Co., Ltd.                               23,000              79
Sega Sammy Holdings, Inc. (AE)                            784              43
Seino Transportation Co., Ltd.                          5,000              47
Sekisui House, Ltd.                                    50,800             592
Senshukai Co., Ltd.                                     4,000              34
SFCG Co., Ltd. (N)                                        820             207
Shimachu Co., Ltd.                                        900              22
Shin-Etsu Chemical Co., Ltd. Class D                   18,500             758
Shinko Electric Industries                              2,900              89
Shiseido Co., Ltd.                                     24,900             361
Showa Shell Sekiyu KK                                   4,800              44
SKY Perfect Communications, Inc.                          144             156
Skylark Co., Ltd.                                      31,700             545
SMC Corp.                                               1,300             149
Softbank Corp.                                          3,500             170
Sohgo Security Services Co., Ltd.                      18,100             266
Sompo Japan Insurance, Inc.                             9,000              92
Sony Corp.                                              4,300             166
Stanley Electric Co., Ltd.                             10,600             182
STB Leasing Co., Ltd.                                   3,300              62
Sumisho Lease Co., Ltd.                                 5,500             224
Sumitomo Bakelite Co., Ltd.                            68,900             435
Sumitomo Chemical Co., Ltd.                           100,100             490
Sumitomo Corp.                                         21,000             181
Sumitomo Electric Industries, Ltd.                     18,000             196
Sumitomo Forestry Co., Ltd.                            16,000             161
Sumitomo Heavy Industries, Ltd. (AE)                   24,000              89
Sumitomo Metal Industries, Ltd.                        19,000              26
Sumitomo Mitsui Financial Group, Inc. (N)                 217           1,578
Sumitomo Osaka Cement Co., Ltd.                        50,000             122
Sumitomo Realty & Development Co., Ltd.                 2,000              26
Sumitomo Rubber Industries, Inc.                       11,000             103
Sumitomo Trust & Banking Co., Ltd. (The)              195,000           1,410

                                                               Non-U.S. Fund  41

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Suruga Bank, Ltd.                                       1,000               8
T&D Holdings, Inc. (AE)                                 8,050             385
Taiheiyo Cement Corp.                                  16,000              40
Takashimaya Co., Ltd.                                   1,000              10
Takeda Pharmaceutical Co., Ltd.                        26,700           1,345
Takefuji Corp.                                         10,200             690
Tanabe Seiyaku Co., Ltd.                                1,000              10
TDK Corp.                                              20,000           1,481
Telewave, Inc.                                             11             106
Terumo Corp.                                              900              24
Tobu Railway Co., Ltd.                                  5,000              19
Toda Corp.                                              4,000              20
Tohoku Electric Power Co., Inc.                         2,400              43
Tokai Rika Co., Ltd.                                    3,000              52
Tokyo Electric Power Co., Inc. (The)                   14,900             366
Tokyo Electron, Ltd.                                   12,600             776
Tokyo Gas Co., Ltd.                                    12,000              49
Toppan Printing Co., Ltd.                               4,000              44
Toshiba Corp.                                          23,000              99
Tosoh Corp.                                             7,000              31
Toyo Seikan Kaisha, Ltd.                                3,000              55
Toyoda Gosei Co., Ltd.                                  4,800              98
Toyota Motor Corp.                                     78,800           3,207
Toyota Tsusho Corp.                                     1,000              15
UFJ Holdings, Inc.                                        203           1,230
Uniden Corp.                                            7,000             138
UNY Co., Ltd.                                           1,000              11
USS Co., Ltd.                                           1,170              98
West Japan Railway Co.                                     16              65
World Co., Ltd.                                           600              21
Xebio Co., Ltd.                                         1,600              50
Yahoo! Japan Corp. (AE)                                     8              38
Yamaha Corp.                                            1,200              18
Yamaha Motor Co., Ltd.                                 47,400             711
Yamanouchi Pharmaceutical Co., Ltd.                     3,800             148
Yamato Transport Co., Ltd.                             41,000             608
Yokogawa Electric Corp. (N)                             8,000             107
Yokohama Rubber Co., Ltd. (The)                         1,000               4
York-Benimaru Co., Ltd. Class D                         3,100              96
                                                                 ------------
                                                                       55,836
                                                                 ------------

Luxembourg - 0.0%
Arcelor                                                   400               9
Millicom International Cellular SA (AE)                 4,700             105
                                                                 ------------
                                                                          114
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Mexico - 0.3%
Coca-Cola Femsa SA de CV - ADR (N)                     17,000             404
Telefonos de Mexico SA de CV-ADR (N)                   10,550             405
                                                                 ------------
                                                                          809
                                                                 ------------

Morocco - 0.0%
Maroc Telecom (AE)                                      3,371              39
                                                                 ------------

Netherlands - 3.7%
ABN AMRO Holding NV                                    30,649             812
Aegon NV                                               51,184             698
Akzo Nobel NV                                           3,700             158
ASML Holding NV (AE)                                   57,332             920
Buhrmann NV                                            14,900             145
CSM Class A                                               900              28
DSM NV                                                  5,100             330
European Aeronautic Defense and Space Co.              10,100             294
Heineken NV                                            21,668             722
ING Groep NV                                           44,120           1,335
Koninklijke Philips Electronics NV (N)                 14,400             382
Koninklijke Philips Electronics NV                     18,710             496
OCE NV                                                  3,900              60
Rodamco Europe NV                                       3,100             246
Royal Dutch Petroleum Co.                              20,100           1,157
Royal KPN NV                                            8,700              83
Royal Numico NV (AE)                                   31,500           1,136
TPG NV                                                    200               5
Unilever NV                                               200              13
Wolters Kluwer NV                                      32,774             658
                                                                 ------------
                                                                        9,678
                                                                 ------------

New Zealand - 0.1%
Carter Holt Harvey, Ltd.                              140,900             211
Telecom Corp. of New Zealand, Ltd.                     16,690              74
                                                                 ------------
                                                                          285
                                                                 ------------

Norway - 0.3%
DNB NOR ASA                                            42,592             420
Norsk Hydro ASA                                         2,140             169
Yara International ASA (AE)                            13,632             179
                                                                 ------------
                                                                          768
                                                                 ------------

Portugal - 0.1%
Energias de Portugal SA                                96,900             294
                                                                 ------------

 42  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Singapore - 1.0%
CapitaLand, Ltd. (N)                                   25,000              33
City Developments, Ltd.                                33,000             143
ComfortDelgro Corp., Ltd.                              24,000              23
DBS Group Holdings, Ltd.                               96,400             951
Fraser and Neave, Ltd.                                  5,000              50
Jardine Cycle & Carriage, Ltd.                          6,000              39
Keppel Corp., Ltd. (N)                                 47,000             248
Keppel Land, Ltd.                                       7,000              10
NatSteel, Ltd.                                         10,000              13
Neptune Orient Lines, Ltd.                             18,000              33
Oversea-Chinese Banking Corp.                           2,000              16
Parkway Holdings, Ltd.                                 62,000              57
SembCorp Industries, Ltd.                              23,000              23
Singapore Airlines, Ltd.                                3,000              21
Singapore Press Holdings, Ltd.                         19,000              53
Singapore Technologies Engineering, Ltd.              153,300             219
Singapore Telecommunications, Ltd.                     24,790              36
SMRT Corp., Ltd.                                        3,000               2
Starhub, Ltd. (AE)                                     29,000              19
United Overseas Bank, Ltd.                             57,200             484
United Overseas Land, Ltd.                              2,000               2
                                                                 ------------
                                                                        2,475
                                                                 ------------

South Africa - 0.2%
Nedcor, Ltd.                                           33,683             465
                                                                 ------------

South Korea - 0.7%
Hyundai Motor Co.                                      14,560             781
Korea Electric Power Corp. - ADR (N)                   31,800             412
KT Corp. - ADR (N)                                     20,200             440
POSCO - ADR (N)                                         2,450             111
                                                                 ------------
                                                                        1,744
                                                                 ------------

Spain - 4.2%
ACS Actividades Cons y Serv                            15,513             354
Altadis SA                                             35,000           1,603
Amadeus Global Travel Distribution SA Class A          22,300             230
Antena 3 de Television SA (AE)                            300              22
Banco Sabadell SA                                      23,100             540
Banco Santander Central Hispano SA                     41,600             516
Bankinter SA                                            2,100             112
Corp Mapfre SA                                         17,230             254
Endesa SA (N)                                          51,102           1,201
Fomento de Construcciones y Contratas SA                1,200              58

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Gamesa Corp. Tecnologica SA                             1,100              15
Iberia Lineas Aereas de Espana                         44,700             155
Indra Sistemas SA                                      18,000             308
Repsol YPF SA                                          28,923             753
Repsol YPF SA - ADR (N)                                28,739             748
Sociedad General de Aguas de Barcelona SA Class
   A                                                    1,200              25
Sogecable SA (AE)(N)                                    9,400             417
Telefonica Moviles SA                                     300               4
Telefonica SA                                         189,886           3,577
Union Fenosa SA                                         4,400             116
                                                                 ------------
                                                                       11,008
                                                                 ------------

Sweden - 3.4%
Atlas Copco AB Class A (N)                                700              32
Axfood AB                                                 700              24
Electrolux AB                                          30,860             706
Elekta AB Class B (AE)                                  1,600              46
Gambro AB Class A                                       3,000              43
Hennes & Mauritz AB Class B (N)                        48,619           1,694
Lundin Petroleum AB (AE)                                6,000              34
Nordea Bank AB (N)                                     18,500             186
OMX AB (AE)(N)                                          2,400              31
Sandvik AB                                              1,800              73
Skandia Forsakrings AB (N)                            105,768             527
Skandinaviska Enskilda Banken AB Class A                5,800             112
Skanska AB Class B                                      5,100              61
Svenska Cellulosa AB Class B                            1,300              55
Svenska Handelsbanken Class A (N)                      68,735           1,789
Swedish Match AB                                        3,500              40
Tele2 AB Class B (N)                                    1,200              47
Telefonaktiebolaget LM Ericsson Class B (AE)          980,394           3,128
TeliaSonera AB                                          7,000              42
Volvo AB
   Class A                                              1,500              57
   Class B                                                600              24
                                                                 ------------
                                                                        8,751
                                                                 ------------

Switzerland - 7.4%
ABB, Ltd. (AE)                                          4,100              23
Clariant AG                                            27,205             439
Compagnie Financiere Richemont AG Class A              37,449           1,246
Credit Suisse Group                                    28,448           1,196
Georg Fischer AG (AE)                                     219              57
Givaudan                                                  461             304

                                                               Non-U.S. Fund  43

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Julius Baer Holding AG Class B                          1,520             457
Lonza Group AG                                         12,110             682
Micronas Semiconductor Hold (AE)                          100               5
Nestle SA                                               6,791           1,777
Nobel Biocare Holding AG                                  300              54
Novartis AG Class G                                    61,317           3,090
PubliGroupe SA                                             77              24
Rieter Holding AG                                         111              32
Roche Holding AG                                       25,089           2,888
Straumann Holding AG                                      180              37
Sulzer AG                                                 336             134
Swatch Group AG Class B                                   300              44
Swiss Reinsurance                                      10,960             782
Swisscom AG                                               460             181
Synthes, Inc. (AE)                                      4,116             461
UBS AG                                                 54,733           4,590
Valora Holding AG                                         119              29
Xstrata PLC                                             8,600             154
Zurich Financial Services AG                            2,762             460
                                                                 ------------
                                                                       19,146
                                                                 ------------

Taiwan - 0.7%
First Financial Holding Co., Ltd. - GDR (AE)(p)        39,085             671
Taiwan Semiconductor Manufacturing Co., Ltd. -
   ADR                                                 89,909             716
United Microelectronics Corp. - ADR (AE)(N)           137,144             444
                                                                 ------------
                                                                        1,831
                                                                 ------------

Thailand - 0.7%
Bangkok Bank PCL (Alien Market) (AE)                  296,200             869
Kasikornbank PCL (Alien Market) (AE)                  586,300             845
                                                                 ------------
                                                                        1,714
                                                                 ------------

United Kingdom - 19.7%
3i Group PLC                                           73,580             941
Alliance & Leicester PLC                                4,000              70
Alliance Unichem PLC                                    4,900              71
Anglo American PLC                                     36,283             858
Arriva PLC                                              7,000              73
Associated British Foods PLC                           10,900             163
AstraZeneca PLC                                        12,260             445
Aviva PLC                                              46,400             559
AWG PLC                                                 1,700              27
BAA PLC                                                62,300             699
BAE Systems PLC                                       193,977             858
Barclays PLC                                          133,235           1,499

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Barratt Developments PLC                                7,000              80
BG Group PLC                                          106,700             725
BHP Billiton PLC                                       26,300             308
BOC Group PLC                                          23,881             456
Boots Group PLC                                        54,025             680
BP PLC                                                403,554           3,936
Bradford & Bingley PLC                                 22,500             145
Brambles Industries PLC                                32,100             160
British Airways PLC (AE)                               23,900             108
British American Tobacco PLC                           78,204           1,348
British Land Co. PLC                                   33,200             571
British Sky Broadcasting PLC                           25,750             278
BT Group PLC                                          256,000             998
Bunzl PLC                                              73,371             612
Cairn Energy PLC (AE)                                   1,000              21
Carnival PLC                                           16,270             993
Centrica PLC                                           96,830             439
Colt Telecom Group PLC (AE)                             2,600               2
Compass Group PLC                                       7,300              35
Corus Group PLC (AE)                                  112,308             109
Davis Service Group PLC                                 3,500              28
Diageo PLC                                            114,320           1,631
Dixons Group PLC                                        3,000               9
easyJet PLC (AE)                                       92,800             335
EMI Group PLC                                          26,700             136
Firstgroup PLC                                            500               3
FKI PLC                                                17,500              39
GKN PLC                                               185,950             844
GlaxoSmithKline PLC                                   117,235           2,750
HBOS PLC                                               74,399           1,211
HMV Group PLC                                          34,200             171
HSBC Holdings PLC                                     213,105           3,598
Imperial Chemical Industries PLC                       35,200             163
Imperial Tobacco Group PLC                             59,324           1,625
Inchcape PLC                                            5,100             191
ITV PLC                                               103,178             209
J Sainsbury PLC                                       101,277             526
Kelda Group PLC                                         6,900              84
Kesa Electricals PLC                                   51,304             278
Kingfisher PLC                                         42,444             252
Land Securities Group PLC                               2,300              62
Legal & General Group PLC                               7,500              16
Lloyds TSB Group PLC                                  112,030           1,017
Man Group PLC                                          17,160             485
Marks & Spencer Group PLC                              70,900             467
MFI Furniture PLC                                      11,700              28
Mitchells & Butlers PLC                                28,758             188
mmO2 PLC (AE)                                          24,300              57
MyTravel Group PLC (AE)                                53,200               6

 44  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Northern Foods PLC                                     46,900             154
Old Mutual PLC                                         21,500              55
Pennon Group PLC                                        6,100             117
Persimmon PLC                                           4,500              60
Prudential PLC                                         40,366             351
Punch Taverns PLC                                       4,300              57
Reed Elsevier PLC                                       4,000              37
Reuters Group PLC                                      67,800             491
Rexam PLC                                              41,391             365
Rio Tinto PLC                                          31,724             934
Rolls-Royce Group PLC                               1,146,589             168
Royal & Sun Alliance Insurance Group PLC              106,900             159
Royal Bank of Scotland Group PLC                       52,045           1,751
SABMiller PLC                                           3,100              51
Scottish & Newcastle PLC                                5,800              49
Scottish & Southern Energy PLC                         32,100             538
Scottish Power PLC                                     18,400             142
Shell Transport & Trading Co. PLC                     348,381           2,970
Shire Pharmaceuticals PLC                              11,100             117
Stagecoach Group PLC                                   30,795              67
Standard Chartered PLC                                 18,500             344
Tate & Lyle PLC                                        20,300             184
Taylor Woodrow PLC                                      5,700              30
Tesco PLC                                              90,800             561
Trinity Mirror PLC                                      7,600              93
Unilever PLC                                           85,450             839
United Business Media PLC                              11,961             110
United Utilities PLC                                   10,200             106
Vodafone Group PLC                                  1,910,631           5,181
Warner Chilcott PLC                                     1,600              26
Wimpey George PLC                                      15,900             122
                                                                 ------------
                                                                       50,905
                                                                 ------------

TOTAL COMMON STOCKS
(cost $185,833)                                                       239,953
                                                                 ------------

PREFERRED STOCKS - 0.3%
Germany - 0.3%
Fresenius AG                                            4,900             459
Fresenius Medical Care AG                               1,100              64
Porsche AG                                                  2               1
ProSieben SAT.1 Media AG                                8,623             158
                                                                 ------------
                                                                          682
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Italy - 0.0%
Unipol SpA                                             12,600              44
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $457)                                                               726
                                                                 ------------

                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
-----------------------------------------------------------------------------
OPTIONS PURCHASED - 0.3%
(Number of Contracts)
Belgium - 0.2%
Bel20 Index Futures
   Jan 2005 2,927.99 (EUR) Call (49)                    3,900             675
                                                                 ------------

Switzerland - 0.1%
Swiss Market Index Futures
   Mar 2005 5,622.30 (EUR) Put (52)                     2,571             229
   Mar 2005 5,658.00 (EUR) Put (4)                        199              17
                                                                 ------------
                                                                          246
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $890)                                                               921
                                                                 ------------

                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 6.2%
United States - 6.2%
Frank Russell Investment Company
   Money Market Fund                               13,352,000          13,352
United States Treasury Bill (z)(sec.)
   1.770% due 01/20/05 (c)                              1,500           1,498
   1.840% due 03/17/05                                  1,200           1,193
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $16,045)                                                         16,043
                                                                 ------------

                                                               Non-U.S. Fund  45

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
WARRANTS & RIGHTS - 0.0%

Germany - 0.0%
KarstadtQuelle AG Rights (AE)(A)                       25,000              --
                                                                 ------------

Hong Kong - 0.0%
Kingboard Chemical Holdings, Ltd.
   2006 Warrants (AE)                                   1,000               1
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $103)                                                                 1
                                                                 ------------

OTHER SECURITIES - 8.0%
State Street Securities Lending Quality Trust
   (X)                                             20,647,080          20,647
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $20,647)                                                         20,647
                                                                 ------------

TOTAL INVESTMENTS - 107.5%
(identified cost $223,975)                                            278,291

OTHER ASSETS AND LIABILITIES,
NET - (7.5%)                                                          (19,525)
                                                                 ------------

NET ASSETS - 100.0%                                                   258,766
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
AEX Index (Netherlands)
   expiration date 01/05 (24)                               2,272                 11
CAC-40 Index (France)
   expiration date 03/05 (28)                               1,457                 (7)

DAX Index (Germany)
   expiration date 03/05 (14)                               2,032                 10

EUR STOXX 50 Index (EMU)
   expiration date 03/05 (66)                               2,645                  8

FTSE-100 Index (UK)
   expiration date 03/05 (37)                               3,408                 39

Hang Seng Index (Hong Kong)
   expiration date 01/05 (31)                               2,836                 --

IBEX Plus Indes (Spain)
   expiration date 01/05 (4)                                  492                  9

SPI 200 Index (Australia)
   expiration date 03/05 (13)                               1,033                 12

TOPIX Index (Japan)
   expiration date 03/05 (36)                               4,031                184

Short Positions
CAC-40 Index (France)
   expiration date 01/05 (17)                                 882                 --

FTSE-100 Index (UK)
   expiration date 03/05 (20)                               1,842                (27)

MIB-30 (Italy)
   expiration date 03/05 (4)                                  839                 (9)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        230
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 46  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands

                                                   NOTIONAL         MARKET
OPTIONS WRITTEN                                     AMOUNT          VALUE
(NUMBER OF CONTRACTS)                                 $               $
-----------------------------------------------------------------------------
Belgium
Bel20 Index Futures
   Jan 2005 2,927.99 (EUR) Put (49)                     3,900            (666)

Switzerland
Swiss Market Index Futures
   Mar 2005 5,658.00 (EUR) Call (4)                       199             (18)
   Mar 2005 5,622.30 (EUR) Call (52)                    2,571            (256)
                                                                 ------------

Total Liability for Options Written
   (premiums received $888)                                              (940)
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                               Non-U.S. Fund  47

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD           2,030      AUD         2,719    03/16/05                 90
USD             226      CHF           256    01/03/05                 --
USD             966      CHF         1,116    03/16/05                 20
USD              58      DKK           325    03/16/05                  2
USD             265      EUR           200    03/16/05                  7
USD             530      EUR           400    03/16/05                 14
USD           1,160      EUR           874    03/16/05                 29
USD           9,320      EUR         7,038    03/16/05                253
USD           1,609      GBP           837    03/16/05                (10)
USD           1,842      GBP           958    03/16/05                (11)
USD           3,618      GBP         1,900    03/16/05                 12
USD             572      GBP           300    03/16/05                  2
USD           6,430      GBP         3,377    03/16/05                 22
USD              26      HKD           203    01/03/05                 --
USD              27      HKD           210    01/04/05                 --
USD              38      HKD           297    03/16/05                 --
USD              26      HKD           202    03/16/05                 --
USD               2      JPY           231    01/04/05                 --
USD               2      JPY           244    01/04/05                 --
USD               3      JPY           280    01/04/05                 --
USD               3      JPY           283    01/04/05                 --
USD               6      JPY           616    01/04/05                 --
USD               9      JPY           892    01/04/05                 --
USD               3      JPY           285    01/05/05                 --
USD               2      JPY           232    01/05/05                 --
USD               6      JPY           620    01/05/05                 --
USD               9      JPY           887    01/05/05                 --
USD              19      JPY         1,953    01/05/05                 --
USD               6      JPY           627    01/06/05                 --
USD               2      JPY           233    01/06/05                 --
USD              29      JPY         2,978    01/06/05                 --
USD               1      JPY           112    01/06/05                 --
USD               3      JPY           287    01/06/05                 --
USD           4,305      JPY       450,000    03/16/05                110
USD             481      JPY        50,000    03/16/05                 10
USD             958      JPY       100,000    03/16/05                 23
USD              71      NOK           433    01/04/05                 --
USD             475      NZD           680    03/16/05                 12
USD             705      NZD         1,001    03/16/05                 12
USD             932      SEK         6,314    03/16/05                 19
AUD           3,044      USD         2,291    03/16/05                (82)
CHF           1,852      USD         1,606    03/16/05                (29)
DKK              31      USD             6    01/05/05                 --

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
DKK              33      USD             6    03/16/05                 --
EUR           2,000      USD         2,649    03/16/05                (71)
EUR           2,288      USD         3,029    03/16/05                (83)
EUR           4,407      USD         5,836    03/16/05               (159)
GBP             400      USD           762    03/16/05                 (3)
GBP             600      USD         1,151    03/16/05                  5
JPY             183      USD             2    01/04/05                 --
JPY             320      USD             3    01/04/05                 --
JPY             783      USD             8    01/04/05                 --
JPY           1,045      USD            10    01/04/05                 --
JPY           1,386      USD            13    01/04/05                 --
JPY           1,515      USD            15    01/04/05                 --
JPY              93      USD             1    01/05/05                 --
JPY           6,005      USD            58    01/05/05                 (1)
JPY              93      USD             1    01/06/05                 --
JPY           2,251      USD            22    01/06/05                 --
JPY          23,060      USD           221    03/16/05                 (5)
JPY          53,857      USD           515    03/16/05                (13)
JPY         100,000      USD           957    03/16/05                (24)
JPY         200,000      USD         1,919    03/16/05                (43)
SEK           4,619      USD           682    03/16/05                (14)
SEK           9,250      USD         1,365    03/16/05                (29)
SGD             280      USD           170    03/16/05                 (2)
                                                           --------------

                                                                       63
                                                           ==============

See accompanying notes which are an integral part of the financial statements.

 48  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands

                                                       % OF              MARKET
INDUSTRY DIVERSIFICATION                                NET               VALUE
(UNAUDITED)                                           ASSETS                $
------------------------------------------------------------------------------------
Auto and Transportation                                       6.6             17,454
Consumer Discretionary                                       10.5             27,043
Consumer Staples                                              6.8             17,595
Financial Services                                           24.9             64,298
Health Care                                                   6.4             16,304
Integrated Oils                                               8.1             20,985
Materials and Processing                                      8.3             21,489
Miscellaneous                                                 0.4              1,043
Options Purchased                                             0.3                921
Other Energy                                                  0.2                453
Producer Durables                                             5.9             15,368
Technology                                                    3.1              8,063
Utilities                                                    11.8             30,584
Short-Term Investments                                        6.2             16,043
Warrants & Rights                                              --                  1
Other Securities                                              8.0             20,647
                                                  ---------------    ---------------
Total Investments                                           107.5            278,291
Other Assets and Liabilities, Net                            (7.5)           (19,525)
                                                  ---------------    ---------------

Net Assets                                                  100.0            258,766
                                                  ===============    ===============


GEOGRAPHIC DIVERSIFICATION                             % OF              MARKET
(UNAUDITED)                                           ASSETS                $
------------------------------------------------------------------------------------
Africa                                                        0.2                465
Asia                                                          7.9             20,515
Europe                                                       43.0            111,297
Japan                                                        21.6             55,836
Latin America                                                 0.6              1,621
Middle East                                                    --                 39
Options Purchased                                             0.3                921
United Kingdom                                               19.7             50,906
Short-Term Investments                                        6.2             16,043
Warrants & Rights                                              --                  1
Other Securities                                              8.0             20,647
                                                  ---------------    ---------------

Total Investments                                           107.5            278,291
Other Assets and Liabilities, Net                            (7.5)           (19,525)
                                                  ---------------    ---------------

Net Assets                                                  100.0            258,766
                                                  ===============    ===============

                                                       % OF
PORTFOLIO SUMMARY                                       NET
(UNAUDITED)                                           ASSETS
-----------------------------------------------------------------
Australia                                                     2.8
Belgium                                                       1.0
Brazil                                                        0.3
China                                                         0.5
Denmark                                                       0.6
Finland                                                       1.1
France                                                        9.5
Germany                                                       5.2
Greece                                                        0.4
Hong Kong                                                     1.2
Indonesia                                                     0.3
Ireland                                                       0.7
Italy                                                         5.0
Japan                                                        21.6
Luxembourg                                                     --*
Mexico                                                        0.3
Morocco                                                        --*
Netherlands                                                   3.7
New Zealand                                                   0.1
Norway                                                        0.3
Portugal                                                      0.1
Singapore                                                     1.0
South Africa                                                  0.2
South Korea                                                   0.7
Spain                                                         4.2
Sweden                                                        3.4
Switzerland                                                   7.4
Taiwan                                                        0.7
Thailand                                                      0.7
United Kingdom                                               19.7
Preferred Stocks                                              0.3
Options Purchased                                             0.3
Short-Term Investments                                        6.2
Warrants & Rights                                              --*
Other Securities                                              8.0
                                                  ---------------
Total Investments                                           107.5
Other Assets and Liabilities, Net                           (7.5)
                                                  ---------------

Net Assets                                                  100.0
                                                  ===============

Futures Contracts                                             0.1
Options Written                                               0.4
Foreign Currency Exchange Contracts                            --*

* Less than .05%

  See accompanying notes which are an integral part of the financial statements.

                                                               Non-U.S. Fund  49

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

(Performance Line Graph)

Real Estate Securities Fund
----------------------------------------------------------


    PERIODS ENDED           GROWTH OF             TOTAL
      12/31/04               $10,000              RETURN
---------------------    ----------------    ----------------
1 Year                 $      13,487             34.88%
5 Years                $      26,358         21.36%sec.
Inception              $      24,444         17.02%sec.

NAREIT Equity REIT Index
----------------------------------------------------------


    PERIODS ENDED           GROWTH OF             TOTAL
      12/31/04               $10,000              RETURN
---------------------    ----------------    ----------------
1 Year                 $      13,157             31.57%
5 Years                $      26,967         21.95%sec.
Inception              $      24,682         17.29%sec.

 50  Real Estate Securities Fund

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

For the fiscal year ended December 31, 2004, the Real Estate Securities Fund gained 34.88%. This compared to the NAREIT Equity REIT Index, which gained 31.57% during the same period. The Fund's performance is net of operating expenses of 0.92%. Index returns do not reflect deduction for fees or expenses. Index returns do not include fair valuation adjustments which may be included in fund returns.

HOW DID THE MARKET CONDITIONS, AS DESCRIBED STARTING ON PAGE 4 OF THIS REPORT, AFFECT THE FUND'S PERFORMANCE?

The money managers positioned the Fund to benefit from perceived strengthening economic conditions and real estate market recoveries by maintaining the largest overweight positions in the regional malls, industrial and lodging sectors. The money managers maintained smaller overweight positions in the office and apartments sectors due to concerns about weaker fundamentals in these sectors. As more fully described below, sector positioning was a major contributor to the Fund's performance during the year.

The Fund maintained a primary focus on larger capitalization and more liquid REITs during the year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this trend.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Both stock and property sector selection contributed positively to performance during the year relative to benchmark. The Fund maintained its largest overweight positions in the regional malls, industrial and lodging sectors, each of which outperformed the benchmark during the year. The Fund also benefited from a small overweight position in the apartments sector. Underweight positions in the manufactured homes, self storage, health care and specialty sectors contributed positively to performance relative to benchmark. The Fund's slight overweight position in the office sector and underweight positions in the shopping centers and diversified sectors detracted from performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

INVESCO maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. Of the Fund's three managers, INVESCO contributed the strongest performance relative to benchmark. INVESCO's performance benefited from effective sector positioning and positive stock selection within sectors. INVESCO's largest overweight position was in the regional malls sector, which was the strongest performing property sector during the year. Their stock selection was particularly strong in the office sector.

RREEF's style emphasizes a top-down approach to property sector weights, based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the year due to positive stock and property sector selection. RREEF's analysis of property market conditions resulted in an overweight position in the outperforming regional malls sector and an underweight position in the underperforming office sector which contributed positively to Fund performance relative to benchmark.

AEW's style is more value-oriented than either INVESCO or RREEF, with a primary focus on underlying real estate net asset value. AEW's property sector weightings tend to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the year, primarily due to positive stock selection.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

No changes to the Fund's structure or its money manager line-up were made during the year.

Money Managers
as of December 31, 2004                        Styles


AEW Management and Advisors, L.P.           Value
INVESCO Institutional (N.A.), Inc.,
   which acts as a money manager to the
   Fund through its INVESCO Real Estate
   division                                 Market-Oriented
RREEF America L.L.C.                        Market-Oriented

                              --------------------
* Real Estate Securities Fund assumes initial investment on April 30, 1999, NAREIT Index comparison for the initial investment began May 1, 1999.

** National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                 Real Estate Securities Fund  51

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2004                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2004             $     1,263.50      $     1,020.37
Expenses Paid During
Period*                       $         5.23      $         4.67

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 52  Real Estate Securities Fund

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                   PRINCIPAL         MARKET
                                                   AMOUNT ($)         VALUE
                                                   OR SHARES            $
------------------------------------------------------------------------------
COMMON STOCKS - 96.8%
Apartments - 16.7%
Apartment Investment & Management Co. Class A           162,900          6,278
Archstone-Smith Trust (o)                               270,017         10,342
AvalonBay Communities, Inc. (o)                         191,400         14,412
BRE Properties Class A (o)                              116,900          4,712
Camden Property Trust (o)                                47,900          2,443
Equity Residential (o)                                  490,300         17,739
Essex Property Trust, Inc. (o)                           40,700          3,411
Summit Properties, Inc. (o)                              16,500            537
United Dominion Realty Trust, Inc. (o)                  147,200          3,651
                                                                   -----------
                                                                        63,525
                                                                   -----------

Diversified - 2.9%
Crescent Real Estate Equities Co. (o)                    22,612            413
iStar Financial, Inc. (o)                                30,500          1,381
Spirit Finance Corp. (AE)(o)                             12,600            159
Vornado Realty Trust (o)                                119,600          9,105
                                                                   -----------
                                                                        11,058
                                                                   -----------
Free Standing Retail - 0.2%
Realty Income Corp. (o)                                  13,000            657
                                                                   -----------

Health Care - 3.0%
Health Care REIT, Inc. (o)                                4,300            164
Healthcare Realty Trust, Inc. (o)                        47,500          1,933
National Health Investors, Inc. (o)                      43,000          1,255
Omega Healthcare Investors, Inc. (o)                    140,195          1,654
Senior Housing Properties Trust (o)                     128,500          2,434
Ventas, Inc. (o)                                        138,900          3,807
                                                                   -----------
                                                                        11,247
                                                                   -----------
Industrial - 10.1%
AMB Property Corp. (o)                                   68,700          2,775
Catellus Development Corp. (o)                          347,266         10,626
Centerpoint Properties Trust (o)                         81,900          3,922
First Potomac Realty Trust (o)                           17,000            388
Prologis (o)                                            475,300         20,594
                                                                   -----------
                                                                        38,305
                                                                   -----------
Lodging/Resorts - 11.1%
Fairmont Hotels & Resorts, Inc.                          21,200            734
Great Wolf Resorts, Inc. (AE)                            10,900            243
Hilton Hotels Corp.                                     560,400         12,743
Hospitality Properties Trust (o)                         16,500            759
Host Marriott Corp. (o)                                 698,300         12,081
Innkeepers USA Trust (o)                                 38,000            540
La Quinta Corp. (AE)(o)                                 201,600          1,833

                                                   PRINCIPAL         MARKET
                                                   AMOUNT ($)         VALUE
                                                   OR SHARES            $
------------------------------------------------------------------------------
LaSalle Hotel Properties (o)                             38,900          1,238
Starwood Hotels & Resorts Worldwide, Inc. (o)           198,332         11,583
Strategic Hotel Capital, Inc. (o)                        28,900            477
                                                                   -----------
                                                                        42,231
                                                                   -----------
Manufactured Homes - 0.1%
Sun Communities, Inc. (o)                                10,500            423
                                                                   -----------
Mixed Industrial/Office - 3.2%
Duke Realty Corp. (o)                                    87,200          2,977
Liberty Property Trust (o)                              179,800          7,767
PS Business Parks, Inc. (o)                              27,500          1,240
                                                                   -----------
                                                                        11,984
                                                                   -----------
Office - 19.0%
Alexandria Real Estate Equities, Inc. (o)                26,000          1,935
American Financial Realty Trust (o)                     352,800          5,708
Arden Realty, Inc. (o)                                   96,100          3,625
BioMed Realty Trust, Inc. (o)                            82,300          1,828
Boston Properties, Inc. (o)                             190,800         12,339
Brandywine Realty Trust (o)                              34,900          1,026
Brookfield Properties Co.                               177,400          6,635
CarrAmerica Realty Corp. (o)                             47,200          1,558
Corporate Office Properties Trust (o)(N)                 21,500            631
CRT Properties, Inc. (o)                                 52,900          1,262
Equity Office Properties Trust (o)                      212,700          6,194
Glenborough Realty Trust, Inc. (o)                       53,700          1,143
Highwoods Properties, Inc. (o)                          163,700          4,534
Kilroy Realty Corp. (o)                                  81,700          3,493
Mack-Cali Realty Corp. (o)                              193,821          8,921
Prentiss Properties Trust (o)                            53,000          2,025
Reckson Associates Realty Corp. (o)                      55,500          1,821
SL Green Realty Corp. (o)                                78,800          4,771
Trizec Properties, Inc. (o)                             142,000          2,687
                                                                   -----------
                                                                        72,136
                                                                   -----------
Regional Malls - 16.1%
General Growth Properties Rights, 11/9 (AE)              22,080             10
General Growth Properties, Inc. (o)                     337,600         12,208
Macerich Co. (The) (o)                                  122,000          7,661
Mills Corp. (The) (o)                                   107,400          6,848
Pennsylvania Real Estate Investment Trust (o)            76,347          3,268
Simon Property Group, Inc. (o)                          444,400         28,739
Taubman Centers, Inc. (o)                                78,000          2,336
                                                                   -----------
                                                                        61,070
                                                                   -----------

                                                 Real Estate Securities Fund  53

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                   PRINCIPAL         MARKET
                                                   AMOUNT ($)         VALUE
                                                   OR SHARES            $
------------------------------------------------------------------------------
Self Storage - 2.1%
Extra Space Storage, Inc. (o)                            25,300            337
Public Storage, Inc. (o)                                 99,075          5,524
Shurgard Storage Centers, Inc. Class A (o)               47,200          2,077
                                                                   -----------
                                                                         7,938
                                                                   -----------
Shopping Centers - 10.5%
Developers Diversified Realty Corp. (o)                 198,300          8,799
Federal Realty Investors Trust (o)                      144,100          7,443
Inland Real Estate Corp. (o)                            122,800          1,959
Kimco Realty Corp. (o)                                   38,500          2,233
Kite Realty Group Trust (o)                              73,100          1,117
Pan Pacific Retail Properties, Inc. (o)                 105,000          6,583
Regency Centers Corp. (o)                               215,100         11,916
                                                                   -----------
                                                                        40,050
                                                                   -----------
Specialty - 1.8%
Capital Automotive (o)                                   46,200          1,641
GMH Communities Trust (o)                                60,000            846
Plum Creek Timber Co., Inc. (o)                         113,500          4,363
                                                                   -----------
                                                                         6,850
                                                                   -----------

TOTAL COMMON STOCKS
(cost $248,692)                                                        367,474
                                                                   -----------

SHORT-TERM INVESTMENTS - 4.9%
Frank Russell Investment Company Money Market
   Fund                                              18,622,000         18,622
                                                                   -----------

TOTAL SHORT-TERM INVESTMENTS
(cost $18,622)                                                          18,622
                                                                   -----------

OTHER SECURITIES - 0.0%
State Street Securities Lending Quality Trust
   (X)                                                    2,925              3
                                                                   -----------

TOTAL OTHER SECURITIES
(cost $3)                                                                    3
                                                                   -----------

TOTAL INVESTMENTS - 101.7%
(identified cost $267,317)                                             386,099

OTHER ASSETS AND LIABILITIES,
NET - (1.7%)                                                            (6,366)
                                                                   -----------

NET ASSETS - 100.0%                                                    379,733
                                                                   ===========

                                                         % OF
PORTFOLIO SUMMARY                                         NET
(UNAUDITED)                                             ASSETS
-------------------------------------------------------------------
Apartment                                                      16.7
Diversified                                                     2.9
Freestanding Retail                                             0.2
Health Care                                                     3.0
Industrial                                                     10.1
Lodging/Resorts                                                11.1
Manufactured Homes                                              0.1
Mixed Industrial/Office                                         3.2
Office                                                         19.0
Regional Malls                                                 16.1
Self Storage                                                    2.1
Shopping Centers                                               10.5
Specialty                                                       1.8
Short-Term Investments                                          4.9
Other Securities                                                 --*
                                                    ---------------
Total Investments                                             101.7
Other Assets and Liabilities, Net                             (1.7)
                                                    ---------------

Net Assets                                                    100.0
                                                    ===============

* Less than .05%

See accompanying notes which are an integral part of the financial statements.

 54  Real Estate Securities Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

(PERFORMANCE LINE GRAPH)

Core Bond Fund
----------------------------------------------------------


    PERIODS ENDED           GROWTH OF             TOTAL
      12/31/04               $10,000              RETURN
---------------------    ----------------    ----------------
1 Year                 $      10,466               4.66%
5 Years                $      14,286               7.39%sec.
Inception              $      16,731               6.65%sec.

Lehman Brothers Aggregate Bond Index
----------------------------------------------------------


    PERIODS ENDED           GROWTH OF             TOTAL
      12/31/04               $10,000              RETURN
---------------------    ----------------    ----------------
1 Year                 $      10,434               4.34%
5 Years                $      14,497               7.71%sec.
Inception              $      17,136               6.96%sec.

                                                              Core Bond Fund  55

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and the preservation of capital.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

For the fiscal year ended December 31, 2004, the Core Bond Fund gained 4.66%. This compared to its benchmark, the Lehman Brothers Aggregate Bond Index, which gained 4.34%. The Fund's performance is net of operating expenses of 0.70%. Index returns do not reflect deduction for fees or expenses. Index returns do not include fair valuation adjustments which may be included in fund returns.

HOW DID THE MARKET CONDITIONS, AS DESCRIBED STARTING ON PAGE 4 OF THIS REPORT, AFFECT THE FUND'S PERFORMANCE?

Over the course of the year, short-term interest rates increased due to tightening by the Federal Reserve and interest rates on bonds with maturities of 10 years or longer remained relatively unchanged. This resulted in nominal returns for the year being similar to yields. For the second year in a row, the best performing sector within the Lehman Brothers Aggregate Bond Index was the investment grade corporate sector. This sector benefited from better economic growth making it easier for corporate issuers to pay down debt. The Fund had a slight overweight to the investment grade corporate bond sector at the beginning of the year which contributed positively to performance. However, as prices of investment grade corporate bonds increased, money managers sold these bonds resulting in an underweight in this sector for most of 2004.

The Fund was overweight to the high yield bond sector for much of the year. After posting a 29.0% return in 2003, the high yield bond market, as represented by the Lehman Brothers High Yield Index, rose 11.13% in 2004. The Fund started the year with a 6% allocation to high yield bonds. As prices of high yield bonds rose, money managers sold these bonds and took profits and the Fund ended the year with a 2.5% allocation to high yield bonds. The high yield bonds owned by the Fund were of higher average quality than the total high yield market, averaging BB.

The emerging market debt sector had returns similar to that of the high yield bond sector. The Fund's exposure to the emerging markets debt sector declined from 1.7% to 1.3% over the year.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Overweight positions in the high yield bond and emerging markets debt sector contributed positively to performance relative to the benchmark.

Investment in short duration fixed income securities decreased the Fund's total return relative to benchmark. Certain of the Fund's money managers, expecting that interest rates would rise uniformly across maturities, held overweight positions in shorter maturity bonds which are less sensitive to a rise in interest rates. However, as the yield curve flattened as short term interest rates rose, bonds with longer maturities increased in price, while bonds with shorter maturities fell in price.

A tactical allocation to Treasury Inflation Protected Securities (TIPS) contributed positively to performance relative to benchmark. Over the year, higher commodity prices led to expectations of higher inflation. TIPS provide higher yields in an inflationary environment. As a result, TIPS generally outperformed Treasury bonds during the year. The Fund held a 5% to 6% weighting to TIPS over the year.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Generally, investors were rewarded for owning riskier bonds over the last 12 months. During the Fund's fiscal year ended December 31, 2004, investors' bid-up prices on high yield bonds, investment grade corporate bonds and emerging markets debt. As the prices of the Fund's holdings in high yield bonds, investment grade corporate bonds and emerging market debt increased, the Fund's money managers considered the possibility of a market sell-off in these fixed income sectors. As a result of very little yield compensation for holding bonds in these riskier sectors, the Fund's money managers reduced the Fund's portfolio weighting to these sectors by reducing the Fund's exposure to the high yield bond, investment grade corporate bond and emerging markets debt sectors and moved to higher quality fixed income instruments that they felt were less susceptible to a market sell-off.

As expected, interest rates impacted the fixed income markets during 2004. The interest rate environment was quite volatile. Although the yield on the ten year U.S. Treasury Bond started and ended at close to the same level, 4.25% and 4.22%, respectively, ten year U.S. Treasury Bond yields ranged from 3.68% to 4.87%. As rates fell to new lows in March, the Fund's money managers moved to a more defensive position by selling bonds with longer maturities which are more sensitive to rising rates. This positioned the Fund's money managers to benefit from the rise in interest rates in April as measured by ten-year U.S. Treasury Bond yields moving up to over 4.87% in June. Despite opportunistic positioning of the Fund during volatile periods, the Fund's defensive position throughout much of the year detracted slightly from results. As the year ended, the Fund's money managers continued to hold defensive portfolios with respect to interest rates (i.e. shorter duration in the expectation of rising interest rates), with an average duration of 4.0 years, slightly below the 4.3 year average duration of the Lehman Brothers U.S. Aggregate Index.

 56  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

No changes were made to the Fund's money manager lineup during the fiscal year ended December 31, 2004. However, one of the Fund's money managers, TimesSquare Capital Management, Inc. ("TimesSquare"), underwent an internal organizational change that resulted in its parent company exiting the institutional asset management business. TimesSquare's fixed income managers moved to Bear Stearns Asset Management Inc. ("Bear Stearns") as a result of its purchase of TimesSquare. There is no impact on the Fund, and the allocation to this manager remains the same.

Money Managers
as of December 31, 2004                            Styles


Bear Stearns Asset Management Inc.          Sector Rotation
Pacific Investment Management Company
   LLC                                      Sector Rotation

                              --------------------

* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                              Core Bond Fund  57

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2004                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2004             $     1,043.00      $     1,021.48
Expenses Paid During
Period*                       $         3.59      $         3.56

* Expenses are equal to the Fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 58  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 74.4%
Asset-Backed Securities - 6.4%
American Airlines, Inc.
   7.858% due 10/01/11                                    140             145
Argent Securities, Inc. (E)
   Series 2004-W11, Class A2
   2.598% due 11/25/34                                    279             279
Centex Home Equity (E)
   Series 2004-B, Class AV2
   2.518% due 03/25/34                                    208             208
Citifinancial Mortgage Securities, Inc.
   Series 2003-3, Class AF2
   3.082% due 08/25/33                                     75              75
   Series 2003-4, Class AF3
   3.221% due 10/25/33                                     75              75
Countrywide Asset-Backed Certificates (E)
   Series 2004-10, Class AF2
   3.323% due 05/25/22                                    190             188
   Series 2004-13, Class AF2
   3.683% due 08/25/24                                    140             139
   Series 2004-6, Class 2A1
   2.608% due 10/25/21                                    388             388
   Series 2004-7, Class AF2
   3.324% due 12/25/23                                    275             273
   Series 2004-7, Class 2AV1
   2.568% due 12/25/22                                    100             100
Credit-Based Asset Servicing and Securitization
   (E)
   Series 2004-CB5, Class AV1
   2.548% due 09/25/21                                    448             448
   Series 2004-CB3, Class AV2
   2.528% due 03/25/34                                    116             116
Equity One ABS, Inc. (E)
   Series 2004-2, Class AF1
   2.528% due 07/25/34                                    473             473
Fannie Mae
   Series 1992-10, Class ZD
   8.000% due 11/25/21                                    722             753
GMAC Mortgage Corp. Loan Trust
   Series 2004-HE5, Class A3
   3.970% due 09/25/34                                    320             315
GSAMP Trust (E)
   Series 2004-SEA, Class A2A
   2.708% due 03/25/34                                    314             314
Home Equity Mortgage Trust (E)
   Series 2004-4, Class A2
   2.568% due 12/25/34                                    377             377

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Long Beach Mortgage Loan Trust (E)
   Series 2003-1, Class A2
   2.818% due 03/25/33                                    146             147
   Series 2004-A, Class A
   2.568% due 02/25/24                                    263             263
Nelnet Student Loan Trust (E)
   Series 2004-4, Class A1
   2.017% due 04/25/11                                    300             300
Park Place Securities, Inc. (E)
   Series 2004-WCW, Class A6
   2.568% due 10/25/34                                    472             472
Parker Hannifin Employee Stock Ownership Trust
   (p)
   6.340% due 07/15/08                                    217             227
Renaissance Home Equity Loan Trust (E)
   Series 2004-2, Class AF1
   2.618% due 07/25/34                                    660             660
Residential Asset Mortgage Products, Inc.
   Series 2004-RS1, Class AI2
   3.620% due 07/25/26                                    135             134
   Series 2004-RS4, Class AI3
   4.003% due 01/25/30                                    205             206
   Series 2004-RS6, Class AI3
   4.540% due 08/25/28                                    165             167
   Series 2004-RS7, Class AI3
   4.450% due 07/25/28                                    355             359
   Series 2004-RS8, Class AI2
   3.810% due 01/25/26                                    160             160
   Series 2004-RS8, Class AI3
   4.230% due 05/25/29                                    105             105
   Series 2004-RS8, Class AII1 (E)
   2.558% due 05/25/26                                    720             720
Residential Asset Securities Corp.
   Series 2004-KS8, Class AI2
   3.340% due 10/25/24                                    395             392
   Series 2003-KS1, Class AI3
   3.320% due 02/25/29                                    160             159
Sears Credit Account Master Trust (E)
   Series 2002-4, Class A
   2.533% due 08/18/09                                    800             801
   Series 2002-5, Class A
   2.783% due 11/17/09                                    800             800
Structured Asset Securities Corp.
   Series 2004-19X, Class A2
   4.370% due 10/25/34                                    400             397
Tenaska Alabama II Partners, LP (p)
   6.125% due 03/30/23                                    111             116

                                                              Core Bond Fund  59

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wells Fargo Home Equity Trust (E)
   Series 2004-2, Class A31
   2.578% due 06/25/19                                     89              89
                                                                 ------------
                                                                       11,340
                                                                 ------------

Corporate Bonds and Notes - 11.2%
Amerada Hess Corp.
   7.300% due 08/15/31                                    105             117
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                     35              37
American RE Corp.
   Series B
   7.450% due 12/15/26                                    245             272
Ametek, Inc.
   7.200% due 07/15/08                                    175             190
BAE Systems Holdings, Inc. (p)
   6.400% due 12/15/11                                    350             392
Bank of America Corp.
   7.800% due 02/15/10                                     30              35
BankBoston Corp.
   Series B
   8.250% due 12/15/26                                     80              88
BellSouth Corp.
   4.750%-5.200% due 11/15/12-12/15/16                    125             126
Boeing Capital Corp.
   6.100% due 03/01/11                                     65              71
Burlington Northern Santa Fe Corp.
   6.750%-6.875% due 12/01/27-03/15/29                     35              40
Campbell Soup Co.
   5.875% due 10/01/08                                     70              75
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                    110             117
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                    170             202
CIT Group, Inc.
   5.750%-6.875% due 09/25/07-11/01/09                    120             129
Citigroup, Inc.
   3.500% due 02/01/08                                    560             557
   5.000% due 09/15/14 (p)                                230             231
Clorox Co. (p)
   4.200%-5.000% due 01/15/10-01/15/15                    170             172

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Columbus Southern Power Co.
   Series C
   5.500% due 03/01/13                                     55              57
Comcast Cable Communications
   8.375% due 05/01/07                                    195             216
Comcast Corp.
   5.850% due 01/15/10                                    130             139
Continental Airlines, Inc.
   Series 00-1
   7.918% due 05/01/10                                    105             106
Countrywide Home Loans, Inc.
   Series MTNK
   5.500% due 02/01/07                                     50              52
Credit Suisse First Boston USA, Inc.
   4.625%-5.500% due 01/15/08-08/15/13                    110             114
DaimlerChrysler NA Holding Corp. (E)
   Series MTND
   2.640% due 11/17/06                                    600             600
Detroit Edison Co.
   6.350% due 10/15/32                                     90              98
Devon Financing Corp. ULC
   6.875% due 09/30/11                                     95             108
Dominion Resources, Inc.
   Series B
   6.250% due 06/30/12                                     40              44
DPL, Inc.
   8.250% due 03/01/07                                    160             173
Dresdner Funding Trust I (p)
   8.151% due 06/30/31                                    185             229
Duke Capital LLC
   4.302% due 05/18/06                                     70              71
Duke Energy Field Services LLC
   5.750%-6.875%
   due 11/15/06-02/01/11                                   50              53
El Paso Corp.
   8.050% due 10/15/30                                    400             387
Eli Lilly & Co.
   6.770% due 01/01/36                                    245             291
FedEx Corp.
   7.600% due 07/01/97                                     65              76
Fifth Third Bank
   7.750% due 08/15/10                                    155             159
Financing Corp.
   Series 15P Principal Only Strip
   Zero Coupon due 03/07/19                                70              34

 60  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
FirstEnergy Corp.
   Series A
   5.500% due 11/15/06                                     40              41
   Series B
   6.450% due 11/15/11                                    195             212
   Series C
   7.375% due 11/15/31                                    115             131
Ford Motor Co.
   6.375% due 02/01/29                                     70              63
Ford Motor Credit Co.
   7.375%-7.875%
   due 06/15/10-02/01/11                                  650             706
General Electric Capital Corp.
   Series MTNA
   4.750%-6.000%
   due 06/15/12-09/15/14                                  115             117
General Electric Co.
   5.000% due 02/01/13                                    305             313
General Motors Acceptance Corp.
   6.875%-7.250% due 03/02/11-02/01/12                    610             627
   2.990% due 04/13/06 (E)                                800             797
Glencore Funding LLC (p)
   6.000% due 04/15/14                                     60              58
Golden West Financial Corp.
   4.125% due 08/15/07                                    110             112
Goldman Sachs Group, Inc.
   6.875% due 01/15/11                                    270             305
HCA, Inc.
   5.250%-7.500%
   due 11/06/08-11/06/33                                  115             116
Historic TW, Inc.
   8.050%-9.125%
   due 01/15/13-01/15/16                                  495             609
HJ Heinz Co.
   6.375% due 07/15/28                                     20              22
HJ Heinz Finance Co.
   6.750% due 03/15/32                                     55              64
Household Finance Corp.
   4.750%-6.375%
   due 05/15/09-11/27/12                                  435             456
HVB Funding Trust I (p)
   8.741% due 06/30/31                                    150             193
International Lease Finance Corp.
   6.375% due 03/15/09                                    125             135
International Paper Co.
   5.500% due 01/15/14                                    140             145
ITT Industries, Inc.
   7.400% due 11/15/25                                    100             116

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
JP Morgan & Co., Inc.
   Series MTNA
   6.000% due 01/15/09                                    120             128
Kellogg Co.
   Series B
   6.600% due 04/01/11                                    395             442
KeySpan Corp.
   7.625% due 11/15/10                                    150             176
Kraft Foods, Inc.
   5.250%-5.625%
   due 06/01/07-11/01/11                                  515             544
Kroger Co. (The)
   7.500%-8.000%
   due 09/15/29-04/01/31                                   30              37
Lehman Brothers Holdings, Inc.
   6.625% due 01/18/12                                    155             173
Liberty Media Corp.
   3.500% due 09/25/06                                    185             184
Manufacturers & Traders Trust Co.
   8.000% due 10/01/10                                     75              89
May Department Stores Co. (The)
   5.750% due 07/15/14 (p)                                 90              92
   4.800%-5.750%
   due 07/15/09-07/15/14                                   50              51
Midland Funding II
   Series B
   13.250% due 07/23/06                                   140             154
Miller Brewing Co. (p)
   5.500% due 08/15/13                                    140             146
Mizuho Preferred Capital Co. LLC (p)
   8.790% due 04/15/14                                    315             357
Monumental Global Funding II (p)
   3.850% due 03/03/08                                    155             155
Morgan Stanley
   6.750% due 04/15/11                                    205             230
Natexis Ambs Co. LLC (f)
   8.440% due 12/29/49                                    120             135
National Rural Utilities Cooperative Finance
   Corp.
   5.750% due 08/28/09                                     70              75
NB Capital Trust IV
   8.250% due 04/15/27                                     90             100
News America Holdings
   7.750%-9.250%
   due 02/01/13-10/17/96                                  240             294
News America, Inc.
   6.750% due 01/09/38                                     20              22
Nisource Finance Corp.
   7.875% due 11/15/10                                    155             182

                                                              Core Bond Fund  61

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Norfolk Southern Corp.
   7.050%-7.900%
   due 05/15/17-05/15/97                                  245             304
Occidental Petroleum Corp.
   9.250% due 08/01/19                                     95             131
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                     20              21
Pacific Gas & Electric Co.
   3.600%-6.050%
   due 03/01/09-03/01/34                                  175             176
Progress Energy, Inc.
   7.000%-7.100%
   due 03/01/11-10/30/31                                  165             184
Qwest Capital Funding, Inc.
   7.000% due 08/03/09                                     25              25
Qwest Services Corp. (p)
   14.000% due 12/15/10                                    40              48
RBS Capital Trust I (f)
   5.512% due 09/29/49                                    210             215
RC Trust 1 Equity Preferred
   7.000% due 05/15/06                                    290             152
Safeway, Inc.
   7.250% due 02/01/31                                     25              29
SBC Communications, Inc.
   4.125%-5.100%
   due 09/15/09-09/15/14                                  155             156
Sprint Capital Corp.
   6.125%-8.750%
   due 11/15/08-03/15/32                                  435             513
Tele-Communications-TCI Group
   7.875%-9.800%
   due 02/01/12-08/01/13                                  425             522
Texas Genco LLC (p)
   6.875% due 12/15/14                                     40              41
Time Warner, Inc.
   6.750% due 04/15/11                                    175             197
Travelers Property Casualty Corp.
   5.000% due 03/15/13                                     80              78
TXU Corp. (p)
   4.800%-6.550%
   due 11/15/09-11/15/34                                  385             384
Tyson Foods, Inc.
   8.250% due 10/01/11                                     60              71
Union Pacific Corp.
   5.750%-6.125%
   due 10/15/07-01/15/12                                  175             190
Union Planters Corp.
   7.750% due 03/01/11                                     50              59

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Univision Communications, Inc.
   7.850% due 07/15/11                                     90             106
Verizon Florida, Inc.
   Series F
   6.125% due 01/15/13                                     85              90
Wells Fargo & Co.
   4.950% due 10/16/13                                     65              66
Wells Fargo Bank NA
   7.550% due 06/21/10                                     50              58
Weyerhaeuser Co.
   6.750% due 03/15/12                                     55              62
Wisconsin Central Transport
   6.625% due 04/15/08                                    325             351
Wyeth
   5.500%-5.500%
   due 03/15/13-02/01/14                                   70              72
Yum! Brands, Inc.
   8.875% due 04/15/11                                    120             148
Zurich Capital Trust I (p)
   8.376% due 06/01/37                                    245             275
                                                                 ------------
                                                                       19,686
                                                                 ------------

International Debt - 5.9%
Abbey National PLC
   (Step Up, 7.570%, 06/15/08) (f)
   6.700% due 06/29/49                                    150             162
Argentina Government International Bond
   11.375%-11.375%
   due 03/15/10-01/30/17                                  265              90
AXA
   8.600% due 12/15/30                                     50              66
Brazilian Government International Bond
   8.875%-11.000%
   due 10/22/10-04/15/24                                  980           1,142
   3.063%-8.299%
   due 04/15/06-04/15/12 (E)                              199             216
British Sky Broadcasting PLC
   8.200% due 07/15/09                                    210             243
British Telecommunications PLC
   8.375%-8.875%
   due 12/15/10-12/15/30                                  110             135
Conoco Funding Co.
   6.350% due 10/15/11                                    405             452

 62  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Deutsche Telekom International Finance BV
   8.500%-8.750%
   due 06/15/10-06/15/30                                  365             457
EnCana Corp.
   6.500% due 08/15/34                                     40              44
Export-Import Bank Of Korea (p)
   4.125% due 02/10/09                                    120             120
France Telecom SA
   7.950%-9.250%
   due 03/01/06-03/01/31                                  950           1,079
Intelsat, Ltd.
   6.500% due 11/01/13                                    205             187
Ispat Inland ULC
   9.750% due 04/01/14                                    154             190
Korea Development Bank
   4.250% due 11/13/07                                     50              50
Korea Electric Power Corp. (p)
   5.125% due 04/23/34                                     60              60
Mexico Government International Bond
   6.375%-8.375%
   due 01/14/11-08/15/31                                  495             566
Mizuho Financial Group Cayman, Ltd. (p)
   5.790% due 04/15/14                                    150             158
Morgan Stanley Bank AG for OAO Gazprom (p)
   9.625% due 03/01/13                                    100             118
Panama Government International Bond
   9.375% due 07/23/12                                    100             118
Peru Government International Bond
   9.125%-9.875%
   due 02/21/12-02/06/15                                  400             478
Petroleos Mexicanos
   9.500% due 09/15/27                                     35              44
Poland Government International Bond
   (Step Up, 5.000%, 11/01/14)
   4.750% due 10/27/24                                    200             189
Province of Quebec
   5.000%-7.500%
   due 07/17/09-07/15/23                                  220             276
Royal Bank of Scotland Group PLC (f)
   Series 1
   9.118% due 03/31/49                                    550             670
Royal KPN NV
   8.000% due 10/01/10                                    100             118
Russia Government International Bond (p)
   5.000%-8.250%
   due 03/31/10-03/31/30                                  895             939

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Santander Financial Issuances
   6.375% due 02/15/11                                    110             121
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                    135             157
Shaw Communications, Inc.
   7.200%-8.250%
   due 04/11/10-12/15/11                                  165             186
Stora Enso OYJ
   7.375% due 05/15/11                                     85              97
Systems 2001 AT LLC (p)
   7.156% due 12/15/11                                    141             154
Telecom Italia Capital SA
   4.000%-6.000%
   due 01/15/10-09/30/34 (p)                              210             206
   5.250%-6.375%
   due 11/15/13- 11/15/33                                 310             314
TELUS Corp.
   7.500%-8.000%
   due 06/01/07-06/01/11                                  515             592
Tengizchevroil Finance Co. (p)
   6.124% due 11/15/14                                    215             215
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                     35              39
                                                                 ------------
                                                                       10,448
                                                                 ------------

Mortgage-Backed Securities - 34.0%
Banc of America Commercial Mortgage, Inc.
   Series 2004-4, Class A3
   4.128% due 07/10/42                                    300             300
   Series 2004-3, Class A3
   4.875% due 06/10/39                                    445             458
Bank of America Mortgage Securities
   Series 2004-1, Class 5A1
   6.500% due 09/25/33                                     41              42
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2003-1, Class 6A1
   5.112% due 04/25/33                                    144             144
   Series 2003-8, Class 4A1
   4.771% due 01/25/34                                    308             306

                                                              Core Bond Fund  63

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Countrywide Alternative Loan Trust
   Series 2004-J7, Class 1A6
   5.013% due 08/25/34                                    410             411
   Series 2004-J7, Class 1A2
   4.673% due 08/25/34                                    395             395
CS First Boston Mortgage Securities Corp.
   Series 2002-18, Class 1AIO Interest Only
   7.500% due 06/25/32                                    400              --
   Series 2001-AR2, Class 3A
   6.156% due 12/25/31                                     69              70
   Series 2002-22, Class 1AIO Interest Only
   8.000% due 07/25/32                                    351              --
Fannie Mae
   15 Year TBA (I)
   5.000%-5.500%                                        5,580           5,694
   30 Year TBA (I)
   4.500%-6.500%                                       14,630          14,797
   3.025%-3.974% due 2017-2036 (E)                        920             931
   4.500%-7.000% due 2016-2034                         11,016          11,196
   Series 2004-27, Class JC
   5.000% due 05/25/34                                    363             358
Fannie Mae Whole Loan
   Series 2002-W6, Class 2AIO Interest Only
   0.294% due 06/25/42                                     80              --
   Series 2003-W1, Class 1A1
   6.500% due 12/25/42                                    104             108
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities
   Series 2004-H01, Class A1
   2.614% due 07/15/11                                    907             897
First Nationwide Trust (E)
   Series 2001-4, Class 3A5
   3.018% due 09/25/31                                      7               7
Freddie Mac
   15 Year TBA (I)
   5.500%                                                 555             573
   30 Year TBA (I)
   5.500%-6.000%                                        3,590           3,649
   5.000%-6.000% due 2016-2034                          2,937           3,017
   7.829% due 2030 (E)                                      4               4
   Series 2002-250, Class L
   5.500% due 03/15/15                                      2               2
   Series 2003-263, Class IO Interest Only
   5.000% due 10/15/27                                    671              76

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-263, Class IA Interest Only
   5.000% due 06/15/22                                    904              66
   Series 2003-264, Class IC Interest Only
   5.000% due 05/15/22                                    730              81
   Series 2004-285, Class PI Interest Only
   5.500% due 05/15/24                                    396              45
   Series 2004-287, Class IA Interest Only
   5.500% due 04/15/24                                    247              27
   Series 2004-288, Class QI Interest Only
   5.500% due 02/15/24                                    345              37
   Series 2004-288, Class HC
   5.500% due 07/15/28                                    385             399
   Series 2004-290, Class PB
   5.500% due 03/15/28                                    310             321
   Series 2000-226, Class F
   2.853% due 11/15/30                                     49              49
GE Capital Commercial Mortgage Corp.
   Series 2004-C2, Class A4
   4.893% due 03/10/40                                    755             762
Ginnie Mae I
   30 Year TBA (I)
   5.000%-5.500%                                        7,610           7,688
   6.000%-6.500% due 2029-2032                            277             291
Ginnie Mae II
   30 Year TBA (I)
   5.500%                                                 120             122
   2.750%-3.750% due 2026-2032                            869             878
Government National Mortgage Association (E)
   Series 2000-29, Class F
   2.910% due 09/20/30                                     68              68
   Series 2004-64, Class JH
   5.500% due 07/20/30                                    240             249
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1, Class A7
   5.317% due 06/10/36                                    285             296
GS Mortgage Securities Corp. II
   Series 2004-GG2, Class A6
   5.396% due 08/10/38                                    285             297

 64  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2003-ML1, Class A2
   4.767% due 03/12/39                                    370             373
   Series 2004-LN2, Class A1
   4.475% due 07/15/41                                    395             398
LB-UBS Commercial Mortgage Trust
   Series 2004-C4, Class A3
   4.987% due 06/15/29                                    640             666
Mellon Residential Funding Corp. (E)
   Series 2000-TBC, Class A1
   2.643% due 06/15/30                                    420             419
Merrill Lynch Mortgage Trust
   Series 2004-MKB, Class A2
   4.353% due 02/12/42                                    380             384
Morgan Stanley Capital I
   Series 2004-HQ3, Class A2
   4.050% due 01/13/41                                    400             397
Nomura Asset Acceptance Corp.
   Series 2004-AP3, Class A3
   4.423% due 10/25/34                                    465             460
Prime Mortgage Trust (E)
   Series 2004-CL1, Class 1A2
   2.818% due 02/25/34                                    104             104
SACO I, Inc. (E)(p)
   Series 2004-2, Class A2
   2.608% due 07/25/19                                    450             450
Sequoia Mortgage Trust (E)
   Series 2001-5, Class A
   2.760% due 10/19/26                                    306             306
Small Business Administration
   Series 2000-P10, Class 1
   7.449% due 08/01/10                                     45              48
Structured Asset Securities Corp.
   Series 2004-21X, Class 1A3
   4.440% due 12/25/34                                    650             654
                                                                 ------------
                                                                       59,770
                                                                 ------------

Municipal Bonds - 0.4%
Golden State Tobacco Securitization Corp.
   Revenue Bonds, weekly demand
   6.750% due 06/01/39                                    400             401
Tobacco Settlement Financing Corp. Revenue
   Bonds, weekly demand
   6.250% due 06/01/43                                    200             188
Tobacco Settlement Financing Corp. Revenue
   Bonds, weekly demand
   4.375% due 06/01/19                                    100             100

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
University of Texas Revenue Bonds, weekly demand
   5.000% due 08/15/33                                    100             102
                                                                 ------------
                                                                          791
                                                                 ------------

Non-US Bonds - 0.5%
United Kingdom Gilt
   5.750% due 12/07/09                           GBP      400             810
                                                                 ------------

United States Government Agencies - 1.5%
Fannie Mae
   4.375% due 03/15/13                                    345             344
Financing Corp. Principal Only
   Zero Coupon due 05/11/18-09/26/19                      765             368
Freddie Mac
   2.750%-4.000% due 03/15/08-12/15/09                  1,640           1,641
Residual Funding Principal Only Zero Coupon due
   10/15/20                                               600             267
                                                                 ------------
                                                                        2,620
                                                                 ------------

United States Government Treasuries - 14.5%
United States Treasury Inflation Indexed Bonds
   0.875%-4.250% due 01/15/07-07/15/14                  9,387          10,082
United States Treasury Note
   2.500%-8.875% due 05/15/06-02/15/26                 14,530          15,351
                                                                 ------------
                                                                       25,433
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $128,250)                                                       130,898
                                                                 ------------

                                                              Core Bond Fund  65

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
PREFERRED STOCKS - 0.4%
Financial Services - 0.4%
Centaur Funding Corp. (p)                             165,000             217
DG Funding Trust (p)                                       49             525
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $693)                                                               742
                                                                 ------------

                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Eurodollar Futures
   Jun 2005 95.00 Put (50)                             11,875              --
United States Treasury Bond Futures
   Feb 2005 115.00 Call (2)                               230               1
   Feb 2005 116.00 Call (1)                               116               1
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $3)                                                                   2
                                                                 ------------

                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 45.5%
ANZ Delaware, Inc. (z)
   2.375% due 02/22/05 (c)                              1,000             997
   2.420% due 03/16/05                                  1,600           1,590
ASIF II
   1.200% due 01/26/05                           JPY  120,000           1,172
Barclays US Funding, LLC (z)
   1.985%-2.060%
   due 02/01/05-02/22/05 (c)                            1,800           1,795
   2.365% due 03/07/05                                    200             199
CBA Del Finance Discount Note (z)
   2.380% due 03/07/05                                  1,200           1,193
Citibank New York Commercial Paper (c)(z)
   2.030% due 01/24/05                                    900             900
Danske Corp. (c)(z)
   1.790% due 02/14/05                                  1,200           1,197
Danske Corp. Discount Note (z)
   2.370% due 03/14/05                                  1,400           1,391

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Dexia Delaware (c)(z)
   2.010%-2.040%
   due 01/21/05-01/25/05                                2,400           2,397
Fannie Mae Discount Note (z)
   1.968%-2.197%
   due 01/05/05-02/16/05 (c)                            4,900           4,895
   2.349%-2.390% due 03/16/05                             700             696
Federal Home Loan Bank Discount Note (c)(z)
   1.955%-2.028%
   due 01/14/05-01/28/05                                3,800           3,795
Federal Home Loan Bank System
   4.125% due 01/14/05                                    185             185
Federal Home Loan Discount Corp. (z)
   2.308%-5.500%
   due 03/02/05-03/09/05                                3,300           3,281
Federal National Mortgage Association Discount
   (z)
   2.248%-2.430%
   due 03/02/05-03/23/05                                3,000           2,982
Ford Motor Credit Co.
   2.306%-7.600%
   due 03/15/05-08/01/05                                  900             913
Frank Russell Investment Company Money Market
   Fund                                            27,713,000          27,713
Freddie Mac Discount Note (z)
   1.940%-1.950%
   due 01/04/05-01/18/05                                1,700           1,699
   2.183% due 03/08/05                                  1,000             994
General Electric Capital Corp. Discount Note
   (c)(z)
   1.920%-2.355%
   due 01/03/05-03/01/05                                2,600           2,594
HBOS Treasury Services, PLC (z)
   2.070% due 02/22/05 (c)                              1,500           1,496
   2.370%-2.435%
   due 03/08/05-03/22/05                                1,000             993
ING US Funding, LLC (z)
   2.445% due 03/21/05                                  2,300           2,287
Lloyds Bank PLC (z)
   2.250% due 01/14/05                                  1,400           1,399
Niagara Mohawk Power Corp.
   Series F
   7.625% due 10/01/05                                    132             137
Rabobank USA Financial Corp. (c)(z)
   2.170% due 01/03/05                                  2,300           2,300

 66  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc.
   Series 2002-RZ4, Class AIO Interest Only
   5.750% due 04/25/05                                    367               4
Royal Bank of Scotland (c)(z)
   2.025% due 01/21/05                                    900             899
Santander Financial Issuances
   6.800% due 07/15/05                                     45              46
Shell Finance (z)
   2.340% due 03/08/05                                  1,600           1,591
Spintab Swedish Mortgage (c)(z)
   2.060% due 01/03/05                                  1,200           1,200
Swedbank Forenings (z)
   2.370%-2.445%
   due 03/07/05-03/28/05                                1,300           1,292
UBS Financial Del, LLC (z)
   2.200% due 01/03/05 (c)                                200             200
   2.370%-2.390%
   due 03/10/05-03/14/05                                2,400           2,386
Unicredit Delaware (c)(z)
   1.985% due 01/31/05                                    400             399
United States Treasury Bills (z)(sec.)
   1.940%-2.180%
   due 03/03/05-03/31/05                                  730             725
Wachovia Corp.
   7.550% due 08/18/05                                     50              51
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $79,793)                                                         79,983
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

WARRANTS & RIGHTS - 0.1%
Miscellaneous - 0.1%
Mexico Government International Bond Value
   Recovery Rights (AE)
   Series B                                             2,500              34
   Series D                                             2,496              49
   Series E                                             1,900              23
                                                                 ------------
                                                                          106
                                                                 ------------
Utilities - 0.0%
GT Group Telecom, Inc.
   2010 Warrants (AE)(p)(A)                               175              --
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $40)                                                                106
                                                                 ------------

TOTAL INVESTMENTS - 120.4%
(identified cost $208,779)                                            211,731

OTHER ASSETS AND LIABILITIES,
NET - (20.4%)                                                         (35,880)
                                                                 ------------

NET ASSETS - 100.0%                                                   175,851
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                              Core Bond Fund  67

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands

                                                                   UNREALIZED
                                                   NOTIONAL       APPRECIATION
FUTURES CONTRACTS                                   AMOUNT       (DEPRECIATION)
(NUMBER OF CONTRACTS)                                 $                $
-------------------------------------------------------------------------------
Long Positions

Eurodollar Futures
   expiration date 06/05 (1)                              242               (1)
   expiration date 09/05 (85)                          20,530             (108)
   expiration date 12/05 (58)                          13,984              (20)
Germany, Federal Republic
   10 Year Bonds
   expiration date 03/05 (31)                           4,997               (7)

Japan Government
   10 Year Bonds
   expiration date 03/05 (1)                            1,350                1

United States Treasury Bonds
   expiration date 03/05 (65)                           7,313              (63)

United States Treasury 2 Year Notes
   expiration date 03/05 (48)                          10,061               (5)
United States Treasury 5 Year Notes
   expiration date 03/05 (18)                           1,972               (3)

United States Treasury 10 Year Notes
   expiration date 03/05 (112)                         12,537                2

Short Positions
United States Treasury 5 Year Notes
   expiration date 03/05 (57)                           6,243              (30)

United States Treasury 10 Year Notes
   expiration date 03/05 (17)                           1,903              (14)
                                                                  ------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                 (248)
                                                                  ============

                                                   NOTIONAL         MARKET
OPTIONS WRITTEN                                     AMOUNT          VALUE
(NUMBER OF CONTRACTS)                                 $               $
-----------------------------------------------------------------------------
Euribor Futures
   Jun 2005 94.25 (GBP) Put (3)                           679              --
   Jun 2005 97.50 (EUR) Put (12)                        3,986              (7)

United States Treasury Notes
10 Year Futures
   Feb 2005 114.00 Call (63)                            7,182             (14)
   Feb 2005 108.00 Put (44)                             4,752              (5)
                                                                 ------------

Total Liability for Options Written
   (premiums received $43)                                                (26)
                                                                 ============

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             109      EUR            80    01/10/05                 --
USD             369      EUR           275    01/10/05                 (6)
USD             318      JPY        32,579    01/06/05                 --
USD             101      JPY        10,781    01/27/05                 (4)
EUR             167      USD           221    01/10/05                  6
EUR             650      USD           866    03/18/05                 19
JPY           6,000      USD            57    01/27/05                  1
JPY           6,966      USD            67    01/27/05                  1
                                                           --------------

                                                                       17
                                                           ==============

See accompanying notes which are an integral part of the financial statements.

 68  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands

INTEREST RATE SWAPS
---------------------------------------------------------------------------------------------------------------------------------
                              NOTIONAL                                                                                MARKET
       COUNTER                 AMOUNT                                                            TERMINATION          VALUE
        PARTY                    $                FUND RECEIVES             FUND PAYS                DATE               $
----------------------  --------------------  ----------------------   --------------------    ----------------  ----------------
Bank of America         USD            5,500  Three Month LIBOR        4.000%                      12/15/09                   (54)
Barclay's Bank PLC      GBP               50  Six Month LIBOR          5.000%                      06/16/11                     1
Barclay's Bank PLC      GBP              400  Six Month LIBOR          5.000%                      06/18/34                   (24)
Goldman Sachs           USD              600  Three Month LIBOR        5.000%                      06/15/15                   (10)
Greenwick Capital
  Derivatives           USD            1,000  Three Month LIBOR        4.000%                      06/15/10                   (10)
J.P. Morgan             EUR              600  Six Month LIBOR          6.000%                      06/18/34                    79
Lehman Brothers         USD            1,000  Three Month LIBOR        5.000%                      06/15/15                   (16)
Merrill Lynch           EUR              900  Six Month LIBOR          4.000%                      03/15/07                    31
Morgan Stanley          USD            4,500  Three Month LIBOR        5.000%                      06/15/15                   (73)
Morgan Stanley          USD            3,300  Three Month LIBOR        4.000%                      06/15/07                    18
UBS                     JPY          125,000  Six Month LIBOR          2.000%                      06/15/12                   (66)
                                                                                                                 ----------------

Total Market Value of Interest Rate Swaps
   premiums paid (received) - ($182)                                                                                         (124)
                                                                                                                 ================

  See accompanying notes which are an integral part of the financial statements.

                                                              Core Bond Fund  69

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2004

Amounts in thousands

                                                       % OF
PORTFOLIO SUMMARY                                       NET
(UNAUDITED)                                           ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                       6.4
Corporate Bonds and Notes                                    11.2
International Debt                                            5.9
Mortgage-Backed Securities                                   34.0
Municipal Bonds                                               0.4
Non-US Bonds                                                  0.5
United States Government Agencies                             1.5
United States Government Treasuries                          14.5
Preferred Stocks                                              0.4
Options Purchased                                              --*
Short-Term Investments                                       45.5
Warrants & Rights                                             0.1
                                                  ---------------
Total Investments                                           120.4
Other Assets and Liabilities, Net                           (20.4)
                                                  ---------------

Net Assets                                                  100.0
                                                  ===============

Futures Contracts                                             0.1
Options Written                                                --*
Foreign Currency Exchange Contract                             --*
Interest Rate Swaps                                           0.1

* Less than .05%

See accompanying notes which are an integral part of the financial statements.

 70  Core Bond Fund

RUSSELL INVESTMENT FUNDS

NOTES TO SCHEDULES OF INVESTMENTS -- DECEMBER 31, 2004

--------------------------------------------------------------------------------
FOOTNOTES:

(AE)  Nonincome-producing security.
(o)   Real Estate Investment Trust (REIT).
(sec.)Held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(z)   Rate noted is yield-to-maturity from date of acquisition.
(c)   At amortized cost, which approximates market.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(I)   Forward commitment.
( f ) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(u)   Bond is insured by a guarantor.
(A) This security has been valued by the Security Valuation Committee. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(ffl) In default.
(B)   Illiquid security.
(X) The security is purchased with the cash collateral from the securities loaned.
(N)   All or a portion of the shares of this security are on loan.
(p) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.

ABBREVIATIONS:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
ADS - American Depositary Share
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
PIK - Payment in Kind
FDIC - Federal Deposit Insurance Company
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

FOREIGN CURRENCY ABBREVIATIONS:

   ARS - Argentine peso                    GBP - British pound sterling            PEN - Peruvian nouveau sol
   AUD - Australian dollar                 HKD - Hong Kong dollar                  PHP - Philippine peso
   BRL - Brazilian real                    HUF - Hungarian forint                  PLN - Polish zloty
   CAD - Canadian dollar                   IDR - Indonesian rupiah                 RUB - Russian ruble
   CHF - Swiss franc                       ILS - Israeli shekel                    SEK - Swedish krona
   CLP - Chilean peso                      INR - Indian rupee                      SGD - Singapore dollar
   CNY - Chinese renminbi yuan             ITL - Italian lira                      SKK - Slovakian koruna
   COP - Colombian peso                    JPY - Japanese yen                      THB - Thai baht
   CRC - Costa Rica colon                  KES - Kenyan schilling                  TRL - Turkish lira
   CZK - Czech koruna                      KRW - South Korean won                  USD - United States dollar
   DKK - Danish krone                      MXN - Mexican peso                      VEB - Venezuelan bolivar
   EGP - Egyptian pound                    MYR - Malaysian ringgit                 VND - Vietnamese dong
   EUR - Euro                              NZD - New Zealand dollar                ZAR - South African rand

                                            Notes to Schedule of Investments  71

RUSSELL INVESTMENT FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2004

                                                                           MULTI-STYLE EQUITY
AMOUNTS IN THOUSANDS                                                              FUND
----------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                                           $            289,463
----------------------------------------------------------------------------------------------
Investments, at market***                                                              333,338
Foreign currency holdings*                                                                  --
Unrealized appreciation on foreign currency exchange contracts                              --
Receivables:
      Dividends and interest                                                               381
      Dividends from affiliated money market funds                                          28
      Investments sold                                                                   2,524
      Fund shares sold                                                                     140
      Foreign taxes recoverable                                                             --
      Receivable from related fund                                                          --
      From Advisor                                                                          --
      Daily variation margin on futures contracts                                           19
Interest rate swap contracts, at market value****                                           --
                                                                          --------------------
Total assets                                                                           336,430
                                                                          --------------------

LIABILITIES
Payables:
      Due to Custodian                                                                      --
      Investments purchased                                                              2,499
      Fund shares redeemed                                                                  30
      Accrued fees to affiliates                                                           223
      Other accrued expenses                                                                30
      Daily variation margin on futures contracts                                           --
Unrealized depreciation on foreign currency exchange contracts                              --
Options written, at market value**                                                          --
Payable upon return of securities loaned                                                   889
Interest rate swap contracts, at market value****                                           --
                                                                          --------------------
Total liabilities                                                                        3,671
                                                                          --------------------

NET ASSETS                                                                $            332,759
                                                                          ====================
Net Assets Consist of:
Undistributed (overdistributed) net investment income                     $              1,321
Accumulated net realized gain (loss)                                                   (80,809)
Unrealized appreciation (depreciation) on:
      Investments                                                                       43,875
      Futures contracts                                                                    469
      Options written                                                                       --
      Interest rate swap contracts                                                          --
      Foreign currency-related transactions                                                 --
Shares of beneficial interest                                                              264
Additional paid-in capital                                                             367,639
                                                                          --------------------
NET ASSETS                                                                $            332,759
                                                                          ====================

See accompanying notes which are an integral part of the financial statements.

 72  Statement of Assets and Liabilities

    AGGRESSIVE EQUITY       NON-U.S.       REAL ESTATE SECURITIES      CORE BOND
          FUND                FUND                  FUND                  FUND
-----------------------------------------------------------------------------------
     $      184,204      $      223,975        $      267,317        $      208,779
-----------------------------------------------------------------------------------
            217,822             278,291               386,099               211,731
                 --               2,481                    --                   565
                 --                 642                    --                    27
                123                 291                 1,854                 1,009
                 14                  26                    26                    52
              1,136                 142                 1,579                12,706
                 30                 175                   173                   136
                 --                  23                    --                    --
                 --                  --                 4,690                    --
                 26                  39                    --                    10
                  4                  35                    --                    97
                 --                  --                    --                   129
     --------------      --------------        --------------        --------------
            219,155             282,145               394,421               226,462
     --------------      --------------        --------------        --------------

                 --                  60                 1,122                    --
              1,329                 852                 1,260                50,194
                 22                  15                12,002                    14
                155                 206                   276                    89
                 44                  65                    25                    21
                 --                  15                    --                     4
                 --                 579                    --                    10
                 --                 940                    --                    26
             22,022              20,647                     3                    --
                 --                  --                    --                   253
     --------------      --------------        --------------        --------------
             23,572              23,379                14,688                50,611
     --------------      --------------        --------------        --------------

     $      195,583      $      258,766        $      379,733        $      175,851
     ==============      ==============        ==============        ==============
     $           --      $         (729)       $          223        $          146
              4,367             (45,379)                6,069                 1,865
             33,618              54,316               118,782                 2,952
                282                 230                    --                  (248)
                 --                 (52)                   --                    17
                 --                  --                    --                    58
                 --                 124                    --                    29
                131                 228                   222                   168
            157,185             250,028               254,437               170,864
     --------------      --------------        --------------        --------------
     $      195,583      $      258,766        $      379,733        $      175,851
     ==============      ==============        ==============        ==============

  See accompanying notes which are an integral part of the financial statements.
                                         Statement of Assets and Liabilities  73

RUSSELL INVESTMENT FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- DECEMBER 31, 2004

                                                                           MULTI-STYLE EQUITY
                                                                                  FUND
----------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption price per share:
   Net asset value per share*****                                         $              12.60
      Net assets                                                          $        332,759,098
      Shares outstanding ($.01 par value)                                           26,403,353
----------------------------------------------------------------------------------------------
Amounts in thousands
*     Foreign currency holdings - cost                                    $                 --
**    Premiums received on options written                                $                 --
***   Securities on loan included in investments                          $                869
****  Interest rate swap contracts - premiums paid (received)             $                 --
***** Net asset value per share equals net assets divided by shares of beneficial interest outstanding

See accompanying notes which are an integral part of the financial statements.

 74  Statement of Assets and Liabilities

    AGGRESSIVE EQUITY       NON-U.S.       REAL ESTATE SECURITIES      CORE BOND
          FUND                FUND                  FUND                  FUND
-----------------------------------------------------------------------------------
     $        14.90      $        11.33        $        17.09        $        10.50
     $  195,583,015      $  258,765,629        $  379,732,956        $  175,850,594
         13,125,244          22,829,056            22,215,412            16,750,929
-----------------------------------------------------------------------------------

     $           --      $        2,429        $           --        $          556
     $           --      $          888        $           --        $           43
     $       21,387      $       19,630        $            3        $           --
     $           --      $           --        $           --        $         (182)

  See accompanying notes which are an integral part of the financial statements.
                                         Statement of Assets and Liabilities  75

RUSSELL INVESTMENT FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

                                                                           MULTI-STYLE EQUITY
AMOUNTS IN THOUSANDS                                                              FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividends                                                           $              5,467
      Dividends from affiliated money market funds                                         186
      Interest                                                                              16
      Securities lending income                                                             12
      Less foreign taxes withheld                                                           --
                                                                          --------------------
Total investment income                                                                  5,681
                                                                          --------------------

EXPENSES
      Management fees                                                                    2,419
      Custodian fees                                                                       226
      Transfer agent fees                                                                    1
      Professional fees                                                                     55
      Trustees' fees                                                                         8
      Printing fees                                                                         10
      Miscellaneous                                                                         22
                                                                          --------------------
      Expenses before reductions                                                         2,741
      Expense reductions                                                                   (43)
                                                                          --------------------
Net expenses                                                                             2,698
                                                                          --------------------
Net investment income (loss)                                                             2,983
                                                                          --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments                                                                       18,831
      Futures contracts                                                                  2,557
      Options written                                                                       --
      Index swap contracts                                                                  --
      Interest rate swap contracts                                                          --
      Foreign currency-related transactions                                                 --
                                                                          --------------------
Net realized gain (loss)                                                                21,388
                                                                          --------------------
Net change in unrealized appreciation (depreciation) on:
      Investments                                                                        6,162
      Futures contracts                                                                   (249)
      Options written                                                                       --
      Index swap contracts                                                                  --
      Interest rate swap contracts                                                          --
      Foreign currency-related transactions                                                 --
                                                                          --------------------
Net change in unrealized appreciation (depreciation)                                     5,913
                                                                          --------------------
Net realized and unrealized gain (loss)                                                 27,301
                                                                          --------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     $             30,284
                                                                          ====================

See accompanying notes which are an integral part of the financial statements.

 76  Statement of Operations

    AGGRESSIVE EQUITY       NON-U.S.       REAL ESTATE SECURITIES      CORE BOND
          FUND                FUND                  FUND                  FUND
-----------------------------------------------------------------------------------
     $        1,946      $        5,286        $        9,992        $          121
                111                 184                   124                   354
                 16                  48                    --                 4,358
                 72                 152                    17                    --
                 --                (584)                   --                    --
     --------------      --------------        --------------        --------------
              2,145               5,086                10,133                 4,833
     --------------      --------------        --------------        --------------

              1,677               2,142                 2,573                   958
                312                 647                   127                   150
                  3                   2                     1                     2
                 46                  65                    51                    50
                  4                   6                     7                     4
                  5                   6                     9                     4
                 21                  14                     8                     5
     --------------      --------------        --------------        --------------
              2,068               2,882                 2,776                 1,173
               (216)               (288)                   (3)                  (55)
     --------------      --------------        --------------        --------------
              1,852               2,594                 2,773                 1,118
     --------------      --------------        --------------        --------------
                293               2,492                 7,360                 3,715
     --------------      --------------        --------------        --------------

             17,081              16,282                30,106                 2,802
              1,449               1,725                    --                 1,816
                 --                (501)                   --                   261
                 --                  --                    --                   139
                 --                  --                    --                    36
                 --               1,029                    --                  (444)
     --------------      --------------        --------------        --------------
             18,530              18,535                30,106                 4,610
     --------------      --------------        --------------        --------------
              6,173              19,541                58,342                  (667)
                (51)                (37)                   --                  (464)
                 --                 (36)                   --                   (51)
                 --                  --                    --                   (67)
                 --                  --                    --                    17
                 --                (208)                   --                   240
     --------------      --------------        --------------        --------------
              6,122              19,260                58,342                  (992)
     --------------      --------------        --------------        --------------
             24,652              37,795                88,448                 3,618
     --------------      --------------        --------------        --------------
     $       24,945      $       40,287        $       95,808        $        7,333
     ==============      ==============        ==============        ==============

  See accompanying notes which are an integral part of the financial statements.

                                                     Statement of Operations  77

RUSSELL INVESTMENT FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED DECEMBER 31,

                                                                                      MULTI-STYLE EQUITY
                                                                                             FUND
                                                                          -------------------------------------------
AMOUNTS IN THOUSANDS                                                             2004                    2003
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                                        $             2,983    $              1,977
      Net realized gain (loss)                                                         21,388                  13,702
      Net change in unrealized appreciation (depreciation)                              5,913                  47,424
                                                                          -------------------    --------------------
Net increase (decrease) in net assets from operations                                  30,284                  63,103
                                                                          -------------------    --------------------

DISTRIBUTIONS
      From net investment income                                                       (2,311)                 (1,743)
      From net realized gain                                                               --                      --
      From tax return of capital                                                           --                      --
                                                                          -------------------    --------------------
Net decrease in net assets from distributions                                          (2,311)                 (1,743)
                                                                          -------------------    --------------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share transactions                     8,019                  28,613
                                                                          -------------------    --------------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                            35,992                  89,973

NET ASSETS
      Beginning of period                                                             296,767                 206,794
                                                                          -------------------    --------------------

      End of Period                                                       $           332,759    $            296,767
                                                                          ===================    ====================

      Undistributed (overdistributed) net investment income included
       in net assets                                                      $             1,321    $                649

See accompanying notes which are an integral part of the financial statements.

 78  Statement of Changes in Net Assets

          AGGRESSIVE EQUITY                   NON-U.S.                 REAL ESTATE SECURITIES                 CORE BOND
                FUND                            FUND                            FUND                            FUND
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2004            2003            2004            2003            2004            2003            2004            2003
---------------------------------------------------------------------------------------------------------------------------------

    $         293   $         117   $       2,492   $       1,801   $       7,360   $       9,111   $       3,715   $       4,208
           18,530          16,388          18,535             579          30,106            (511)          4,610           4,198
            6,122          31,170          19,260          53,362          58,342          55,264            (992)            243
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           24,945          47,675          40,287          55,742          95,808          63,864           7,333           8,649
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

             (297)           (138)         (4,649)         (4,573)         (7,137)        (10,273)         (3,906)         (5,257)
           (6,579)             --              --              --         (20,710)             --          (3,110)         (2,755)
               --              --              --              --              --            (341)             --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           (6,876)           (138)         (4,649)         (4,573)        (27,847)        (10,614)         (7,016)         (8,012)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           11,129          21,054          16,509          17,610          57,081          41,265          28,332           6,285
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           29,198          68,591          52,147          68,779         125,042          94,515          28,649           6,922

          166,385          97,794         206,619         137,840         254,691         160,176         147,202         140,280
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

    $     195,583   $     166,385   $     258,766   $     206,619   $     379,733   $     254,691   $     175,851   $     147,202
    =============   =============   =============   =============   =============   =============   =============   =============

    $          --   $          --   $        (729)  $        (690)  $         223   $      (1,162)  $         146   $         434

  See accompanying notes which are an integral part of the financial statements.

                                          Statement of Changes in Net Assets  79

RUSSELL INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $
                                           NET ASSET VALUE,           NET            NET REALIZED
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED
                                                PERIOD         INCOME (LOSS)(A)      GAIN (LOSS)
--------------------------------------------------------------------------------------------------
MULTI-STYLE EQUITY FUND
December 31, 2004                               11.56                 .11                 1.02
December 31, 2003                                9.04                 .08                 2.51
December 31, 2002                               11.84                 .06                (2.80)
December 31, 2001                               14.13                 .07                (2.06)
December 31, 2000                               16.79                 .08                (2.10)
--------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY FUND
December 31, 2004                               13.47                 .02                 1.95
December 31, 2003                                9.26                 .01                 4.21
December 31, 2002                               11.44                (.02)               (2.16)
December 31, 2001                               11.73                  --(b)              (.28)
December 31, 2000                               13.36                 .04                 (.16)
--------------------------------------------------------------------------------------------------
NON-U.S. FUND
December 31, 2004                                9.76                 .11                 1.66
December 31, 2003                                7.20                 .09                 2.69
December 31, 2002                                8.64                 .06                (1.37)
December 31, 2001                               11.15                 .06                (2.52)
December 31, 2000                               14.19                 .10                (2.11)
--------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
December 31, 2004                               13.71                 .36                 4.33
December 31, 2003                               10.51                 .55                 3.28
December 31, 2002                               10.75                 .54                 (.13)
December 31, 2001                               10.67                 .57                  .24
December 31, 2000                                8.81                 .54                 1.81
--------------------------------------------------------------------------------------------------
CORE BOND FUND
December 31, 2004                               10.47                 .24                  .24
December 31, 2003                               10.43                 .31                  .31
December 31, 2002                               10.13                 .36                  .52
December 31, 2001                               10.07                 .54                  .18
December 31, 2000                                9.64                 .61                  .33
--------------------------------------------------------------------------------------------------

                                               $                 $                 $
                                          TOTAL INCOME     DISTRIBUTIONS     DISTRIBUTIONS        $
                                              FROM           FROM NET          FROM NET       RETURN OF
                                           OPERATIONS    INVESTMENT INCOME   REALIZED GAIN     CAPITAL
----------------------------------------
MULTI-STYLE EQUITY FUND
December 31, 2004                             1.13             (.09)                --             --
December 31, 2003                             2.59             (.07)                --             --
December 31, 2002                            (2.74)            (.06)                --             --
December 31, 2001                            (1.99)            (.06)              (.24)            --
December 31, 2000                            (2.02)            (.08)              (.56)            --
----------------------------------------
AGGRESSIVE EQUITY FUND
December 31, 2004                             1.97             (.02)              (.52)            --
December 31, 2003                             4.22             (.01)                --             --
December 31, 2002                            (2.18)              --                 --             --
December 31, 2001                             (.28)              --(b)              --           (.01)
December 31, 2000                             (.12)            (.05)             (1.46)            --
----------------------------------------
NON-U.S. FUND
December 31, 2004                             1.77             (.20)                --             --
December 31, 2003                             2.78             (.22)                --             --
December 31, 2002                            (1.31)            (.13)                --             --
December 31, 2001                            (2.46)            (.04)                --           (.01)
December 31, 2000                            (2.01)              --              (1.00)          (.03)
----------------------------------------
REAL ESTATE SECURITIES FUND
December 31, 2004                             4.69             (.36)              (.95)            --
December 31, 2003                             3.83             (.61)                --           (.02)
December 31, 2002                              .41             (.57)              (.08)            --
December 31, 2001                              .81             (.55)              (.18)            --
December 31, 2000                             2.35             (.49)                --             --
----------------------------------------
CORE BOND FUND
December 31, 2004                              .48             (.26)              (.19)            --
December 31, 2003                              .62             (.38)              (.20)            --
December 31, 2002                              .88             (.30)              (.28)            --
December 31, 2001                              .72             (.60)              (.06)            --
December 31, 2000                              .94             (.51)                --             --
----------------------------------------

(a)   Average month-end shares outstanding were used for this calculation.
(b)   Less than $.01 per share.
(c) May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

See accompanying notes which are an integral part of the financial statements.

 80  Financial Highlights

                              $                                     $
           $           NET ASSET VALUE,          %              NET ASSETS
         TOTAL              END OF             TOTAL          END OF PERIOD
     DISTRIBUTIONS          PERIOD             RETURN             (000)
-----------------------------------------------------------------------------
          (.09)             12.60                9.81            332,759
          (.07)             11.56               28.86            296,767
          (.06)              9.04              (23.19)           206,794
          (.30)             11.84              (14.21)           251,730
          (.64)             14.13              (12.26)           262,664
-----------------------------------------------------------------------------
          (.54)             14.90               14.73            195,583
          (.01)             13.47               45.60            166,385
            --               9.26              (19.06)            97,794
          (.01)             11.44               (2.36)           111,693
         (1.51)             11.73                (.66)           106,665
-----------------------------------------------------------------------------
          (.20)             11.33               18.30            258,766
          (.22)              9.76               38.78            206,619
          (.13)              7.20              (15.15)           137,840
          (.05)              8.64              (22.03)           154,494
         (1.03)             11.15              (14.43)           185,644
-----------------------------------------------------------------------------
         (1.31)             17.09               34.88            379,733
          (.63)             13.71               37.21            254,691
          (.65)             10.51                3.80            160,176
          (.73)             10.75                7.84            111,982
          (.49)             10.67               27.24             88,713
-----------------------------------------------------------------------------
          (.45)             10.50                4.66            175,851
          (.58)             10.47                6.15            147,202
          (.58)             10.43                8.84            140,280
          (.66)             10.13                7.41            109,971
          (.51)             10.07               10.00             88,514
-----------------------------------------------------------------------------

             %                   %                   %
     RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS          NET ASSETS          TO AVERAGE          PORTFOLIO
          NET(C)               GROSS           NET ASSETS(C)      TURNOVER RATE
---
            .87                 .88                 .96               123.29
            .87                 .95                 .82               107.67
            .92                 .99                 .61               145.90
            .92                 .99                 .57               131.67
            .92                 .93                 .51               161.09
---
           1.05                1.17                 .17               150.26
           1.06                1.26                 .10               138.95
           1.25                1.36                (.17)              139.24
           1.25                1.38                 .01               180.38
           1.25                1.28                 .27               203.48
---
           1.15                1.28                1.11                73.45
           1.16                1.41                1.14                50.29
           1.30                1.48                 .77                60.98
           1.30                1.43                 .64                79.79
           1.30                1.37                 .78                86.06
---
            .92                 .92                2.43                47.21
            .95                 .95                4.66                38.84
            .99                 .99                5.01                55.43
           1.06                1.06                5.35                55.13
           1.08                1.08                5.58                45.79
---
            .70                 .73                2.41               216.23
            .71                 .78                2.86               232.64
            .80                 .80                3.52               207.60
            .80                 .88                5.25               205.62
            .80                 .84                6.20               171.48
---

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  81

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

1. ORGANIZATION

   Russell Investment Funds (the "Investment Company") is a series mutual fund with five investment portfolios, referred to as "Funds." These financial statements report on the Funds, each of which has distinct investment objectives and strategies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of these financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   Security valuation

   United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, if there were no sales on that day, at the last reported price, on the primary exchange on which the security is traded. Equity securities traded on Nasdaq or in a U.S. OTC market will be valued at the official closing price (NOCP) as of the close of the market's regular trading hours.

   Fixed-income securities listed and traded principally on any national securities exchange are valued at the evaluated bid price or, if there were no sales on that day, at the last reported bid price, on the primary exchange on which the security is traded. Over-the-counter fixed-income securities and options are valued on the basis of the last sale price. Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Accordingly, fixed-income securities may be valued using prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the market value of such securities.

   Futures contracts are valued on the basis of the last sales price. Exchange listed futures contracts are valued on a basis of the last quoted daily settlement prices established by the exchange on which they trade. If there were no sales, futures are valued at the last reported bid price.

   Investments in other mutual funds are valued at their net asset value per share, calculated at 4:00pm Eastern time or as of the close of the NYSE, whichever is earlier.

   The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   International equity securities traded on a foreign national securities exchange or an over-the-counter market (foreign or domestic) are valued on the basis of the official closing price, or, lacking the official closing price, at the last sale price on the primary exchange on which the security is traded.

   Short-term investments purchased by the Funds and maturing within 60 days at the time of purchase are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. This policy is intended to assure that the Funds' net asset value fairly reflects security values as of the time of pricing. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the calculation of net asset values for each applicable fund when a particular event or circumstance would materially affect such fund's net asset value.

 82  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

   Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   Investment transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

   Investment income

   Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

   Federal income taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

   Dividends and distributions to shareholders

   For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays dividends annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

   Expenses

   The Funds will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

   Foreign currency translations

   The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

   (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

   (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign

                                               Notes to Financial Statements  83

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

   currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year end, as a result of changes in the exchange rates.

   The Funds do not isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   Derivatives

   To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

   The Funds typically use derivatives in three ways: cash equitization/monetization, hedging, and return enhancement. Cash equitization/monetization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Foreign currency exchange contracts

   In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Non-U.S. and Core Bond Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that is recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 2004 are presented on the Schedule of Investments for the Non-U.S. and Core Bond Funds.

   Forward commitments

   The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   Options

   The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

   The Funds will not enter into any such transactions unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC

 84  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

   guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

   When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

   Whether an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

   Future contracts

   The Funds utilize futures contracts to equitize uninvested cash balances. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

   Swap agreements

   The Funds may enter into swap agreements as an additional equitization vehicle for uninvested cash balances held by the Funds or to effect investment transactions consistent with the Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

   Investment in international markets

   Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                                               Notes to Financial Statements  85

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3. INVESTMENT TRANSACTIONS

   Securities

   For the period ended December 31, 2004, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

                   FUNDS                       PURCHASES               SALES
   --------------------------------------------------------------------------------
   Multi-Style Equity                     $       375,875,295   $       357,961,743
   Aggressive Equity                              257,990,260           251,151,885
   Non-U.S.                                       170,334,825           150,332,945
   Real Estate Securities                         174,949,773           139,062,847
   Core Bond                                      103,607,858            85,976,250

   Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

                   FUND                        PURCHASES               SALES
   --------------------------------------------------------------------------------
   Core Bond                              $       152,258,590   $       142,653,504

   Written Options Contracts

   Fund transactions in written options for the period ended December 31, 2004 were as follows:

                                                          NON-U.S.                                     CORE BOND
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding December 31, 2003                         101    $           846,267                     47    $            88,977
   Opened                                              1,547             17,952,119                    425                215,076
   Closed                                             (1,543)           (17,910,215)                   (39)               (31,348)
   Expired                                                --                     --                   (311)              (230,020)
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding December 31, 2004                         105    $           888,171                    122    $            42,685
                                         ===================    ===================    ===================    ===================

   Securities Lending

   The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent, State Street Bank and Trust Company ("State Street"), in money market mutual funds and such other short-term investments, provided the investments meet certain quality and diversification requirements. The collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are

 86  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

   deemed to be of good financial standing. As of December 31, 2004, the value of outstanding securities on loan and the value of collateral amounted to as follows:

                                            VALUE OF              VALUE OF
                FUNDS                  SECURITIES ON LOAN      CASH COLLATERAL
--------------------------------------------------------------------------------
Multi-Style Equity                     $           869,103   $           889,250
Aggressive Equity                               21,386,600            22,022,331
Non-U.S.                                        19,629,669            20,647,080
Real Estate Securities                               2,935                 2,925

   As of December 31, 2004, there was no non-cash collateral received for the securities on loan.

4. RELATED PARTY TRANSACTIONS, FEES AND EXPENSES

   Manager

   FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company, a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

   The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives), and a portion of the collateral received from the Investment Company's securities lending program in the Frank Russell Investment Company Money Market Fund. As of December 31, 2004, $80,681,000 of the Money Market Fund's net assets represents investments by the Funds.

   For the period ended December 31, 2004, the management fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Management Agreement with that firm, amounted to $9,768,338 before waivers and/or reimbursements. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the following table, of the average daily net assets of the applicable Fund.

                FUNDS                  ANNUAL RATE
--------------------------------------------------
Multi-Style Equity                       0.78%
Aggressive Equity                         0.95
Non-U.S.                                  0.95
Real Estate Securities                    0.85
Core Bond                                 0.60

   FRIMCo has contractually agreed to waive a portion of its management fee for each Fund, up to the full amount of its fee, to the extent the Fund's operating expenses exceed specified limits imposed by FRIMCo on an annual basis. Additionally, FRIMCo has contractually agreed to reimburse each Fund for all remaining expenses, after fee waivers, that still exceed their respective expense caps. There were no reimbursements for the period ended December 31, 2004.

   FRIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

   The expense caps and waivers were as follows:

                                                                MANAGER FEES
                FUNDS                      EXPENSE CAP             WAIVED
--------------------------------------------------------------------------------
Multi-Style Equity                            0.87%          $            42,289
Aggressive Equity                             1.05                       215,126
Non-U.S.                                      1.15                       287,356
Real Estate Securities                        1.10                            --
Core Bond                                     0.70                        52,142

                                               Notes to Financial Statements  87

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

   Custodian

   The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. For the period ended December 31, 2004, the Funds' custodian fees were reduced by the following amounts under these arrangements:

                                         CUSTODY CREDIT
                FUNDS                        AMOUNT
----------------------------------------------------------
Multi-Style Equity                     $               400
Aggressive Equity                                      443
Non-U.S.                                               513
Real Estate Securities                                 541
Core Bond                                            2,685

   FRIMCo waived a portion of its advisory fee for the following Funds to provide the benefit of brokerage commission rebates from a non-affiliated broker to these Funds in the following amounts:

                FUNDS                      AMOUNT PAID
----------------------------------------------------------
Multi-Style Equity                     $               623
Aggressive Equity                                      859
Real Estate Securities                               2,438

   Analytic services

   Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of FRIMCo. Russell/Mellon Analytical Services provided TruVP System to the Funds. The TruVP System provides investment analytics. Effective June 1, 2004, the Funds discontinued paying Russell/Mellon Analytical Services for use of the TruVP System and FRIMCo has agreed to pay these fees going forward. Total fees for the Funds reported herein for the period ended December 31, 2004 were $37,718.

   Distributor

   Russell Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

   Brokerage commissions

   The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Manager, when a money manager determines that the Fund will receive competitive execution, price and commissions. Amounts retained by Frank Russell Securities, Inc. for the period ended December 31, 2004 were as follows:

                FUNDS                        AMOUNT
----------------------------------------------------------
Multi-Style Equity                     $            14,302
Aggressive Equity                                    6,927
Non-U.S.                                            17,451
Real Estate Securities                               3,595

   Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Manager.

   Accrued fees payable to affiliates as of December 31, 2004 were as follows:

                                                                                                REAL ESTATE
                                  MULTI-STYLE EQUITY   AGGRESSIVE EQUITY       NON-U.S.          SECURITIES         CORE BOND
   ------------------------------------------------------------------------------------------------------------------------------
   Management fees                 $        221,307    $        154,695    $        205,063   $        274,348   $         88,251
   Transfer agent fees                        1,612                 583               1,084              1,963                678
                                   ----------------    ----------------    ----------------   ----------------   ----------------
                                   $        222,919    $        155,278    $        206,147   $        276,311   $         88,929
                                   ================    ================    ================   ================   ================

 88  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

   Board of Trustees

   The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both FRIC and RIF. The Russell Fund Complex pays each of its Trustees not affiliated with FRIMCo a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Joint Audit Committee meeting or Nominating and Governance Committee or any other committee meeting established and approved by the Board that is attended in person. Each Trustee will receive a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Out of pocket expenses are also paid by the Russell Fund Complex. The Lead Trustee is paid a fee of $10,000 per year. The Audit Committee chair is paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year.

5. FEDERAL INCOME TAXES

   At December 31, 2004, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

   Capital loss carryforward

                                           12/31/09         12/31/10         12/31/11          TOTALS
   ------------------------------------------------------------------------------------------------------
   Multi-Style Equity                   $   32,384,952   $   42,288,325   $    3,302,725   $   77,976,002
   Non-U.S.                                 12,093,749       25,579,757        5,528,524       43,202,030

   At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

                                                                                                REAL ESTATE
                                  MULTI-STYLE EQUITY   AGGRESSIVE EQUITY       NON-U.S.          SECURITIES         CORE BOND
   ------------------------------------------------------------------------------------------------------------------------------
   Cost of Investments             $    291,827,512    $    185,511,622    $    229,052,059   $    267,557,473   $    208,857,846
                                   ================    ================    ================   ================   ================
   Unrealized Appreciation         $     44,516,644    $     34,009,828    $     51,114,258   $    118,624,275   $      3,550,284
   Unrealized Depreciation               (3,006,257)         (1,699,635)         (1,875,083)           (82,391)          (676,823)
                                   ----------------    ----------------    ----------------   ----------------   ----------------
   Net Unrealized Appreciation
      (Depreciation)               $     41,510,387    $     32,310,193    $     49,239,175   $    118,541,884   $      2,873,461
                                   ================    ================    ================   ================   ================

   Undistributed Ordinary Income   $      1,321,016    $             --    $      2,235,713   $      1,663,422   $      1,358,318
   Undistributed Long-Term Gains
      (Capital Loss
      Carryforward)                $    (77,976,002)   $      5,956,305    $    (43,202,030)  $      4,869,229   $        667,820

   Tax Composition of
      Distributions
   Ordinary Income                 $      2,310,844    $        292,847    $      4,649,250   $      8,052,521   $      5,842,093
   Long Term Capital Gains         $             --    $      6,583,523    $             --   $     19,794,147   $      1,174,404

   As permitted by tax regulations, the Core Bond Fund intends to defer a net realized capital loss of $39,714 incurred from November 1, 2004 to December 31, 2004.

                                               Notes to Financial Statements  89

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the period ended December 31, 2004 were as follows:

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2004                2003                2004                2003
   MULTI-STYLE EQUITY                             -----------------   -----------------   -----------------   -----------------
   Proceeds from shares sold                                  4,020               3,987   $          46,942   $          40,534
   Proceeds from reinvestment of distributions                  196                 181               2,311               1,744
   Payments for shares redeemed                              (3,484)             (1,381)            (41,234)            (13,665)
                                                  -----------------   -----------------   -----------------   -----------------
   Total net increase (decrease)                                732               2,787   $           8,019   $          28,613
                                                  =================   =================   =================   =================
   AGGRESSIVE EQUITY
   Proceeds from shares sold                                  2,208               3,825   $          30,538   $          43,296
   Proceeds from reinvestment of distributions                  474                  11               6,876                 138
   Payments for shares redeemed                              (1,906)             (2,043)            (26,285)            (22,380)
                                                  -----------------   -----------------   -----------------   -----------------
   Total net increase (decrease)                                776               1,793   $          11,129   $          21,054
                                                  =================   =================   =================   =================
   NON-U.S.
   Proceeds from shares sold                                  3,827               2,604   $          38,755   $          21,233
   Proceeds from reinvestment of distributions                  432                 489               4,649               4,572
   Payments for shares redeemed                              (2,607)             (1,048)            (26,895)             (8,195)
                                                  -----------------   -----------------   -----------------   -----------------
   Total net increase (decrease)                              1,652               2,045   $          16,509   $          17,610
                                                  =================   =================   =================   =================
   REAL ESTATE SECURITIES
   Proceeds from shares sold                                  4,847               3,284   $          73,559   $          39,761
   Proceeds from reinvestment of distributions                1,702                 856              27,847              10,614
   Payments for shares redeemed                              (2,912)               (806)            (44,325)             (9,110)
                                                  -----------------   -----------------   -----------------   -----------------
   Total net increase (decrease)                              3,637               3,334   $          57,081   $          41,265
                                                  =================   =================   =================   =================
   CORE BOND
   Proceeds from shares sold                                  3,478               2,229   $          36,630   $          23,733
   Proceeds from reinvestment of distributions                  668                 760               7,016               8,011
   Payments for shares redeemed                              (1,455)             (2,383)            (15,314)            (25,459)
                                                  -----------------   -----------------   -----------------   -----------------
   Total net increase (decrease)                              2,691                 606   $          28,332   $           6,285
                                                  =================   =================   =================   =================

7. BENEFICIAL INTEREST

   As of December 31, 2004, the following table includes shareholders with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund. Northwestern Mutual Life Insurance Company was the largest client in each Fund.

                   FUNDS                   # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Multi-Style Equity                              3                   85.8
   Aggressive Equity                               3                   84.0
   Non-U.S.                                        3                   87.8
   Real Estate Securities                          3                   88.5
   Core Bond                                       3                   91.9

 90  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

8. ILLIQUID OR RESTRICTED SECURITIES

   A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Illiquid and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees. Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act. Such restricted securities are not subject to the 15% limitation if the Adviser, under supervision of the Board of Trustees, determines that a liquid trading market exists. Information concerning illiquid and restricted securities held by the Funds is as follows:

   Pursuant to guidelines established by the Board of Trustees, the Adviser has determined that a liquid trading market exists for the following restricted securities held as of December 31, 2004:

   Restricted Securities (144A)

                                                                  PRINCIPAL           COST             COST         MARKET VALUE
   FUND - % OF NET ASSETS                       ACQUISITION       AMOUNT ($)        PER UNIT          (000)            (000)
   SECURITIES                                       DATE          OR SHARES            $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Aggressive Equity Fund - 0.3%
   Diamondrock Hospitality Co.                       06/26/04           20,800            10.00              208              212
   Fieldstone Investment Corp.                       06/07/04           13,100            15.80              207              226
   Provident Senior Living Trust                     07/26/04           15,300            15.00              230              245
                                                                                                                   --------------
                                                                                                                              683
                                                                                                                   ==============
   Non-U.S. Fund - 0.3%
   First Financial Holding Co., Ltd.                 10/07/04           39,085            16.74              654              671
                                                                                                                   ==============
   Core Bond Fund - 3.6%
   BAE Systems Holdings, Inc.                        11/28/04          350,000           100.09              350              392
   Centaur Funding Corp.                             03/07/02          165,000             1.07              177              217
   Citigroup, Inc.                                   11/27/01          230,000            89.17              205              231
   Clorox Co.                                        11/30/04           70,000            99.69               70               71
   Clorox Co.                                        11/30/04          100,000           100.01              100              101
   DG Funding Trust                                  11/03/04               49        10,537.12              516              525
   Dresdner Funding Trust I                          04/09/03          185,000           103.17              191              229
   Export-Import Bank Of Korea                       02/03/04          120,000            99.58              119              120
   Glencore Funding LLC                              05/12/04           60,000            91.33               55               58
   GT Group Telecom, Inc.                            01/27/00              175            48.28                8               --
   HVB Funding Trust I                               05/01/03          150,000            96.71              145              193
   Korea Electric Power Corp.                        04/20/04           60,000            98.45               59               60
   May Department Stores Co. (The)                   07/13/04           90,000            99.87               90               92
   Miller Brewing Co.                                08/06/03          140,000            99.97              140              146
   Mizuho Financial Group Cayman, Ltd.               02/27/04          150,000           100.73              151              158
   Mizuho Preferred Capital Co. LLC                  08/20/99          315,000            90.81              286              357
   Monumental Global Funding II                      02/04/03          155,000           100.00              155              155
   Morgan Stanley Bank AG for OAO Gazprom            02/21/03          100,000           109.99              110              118
   Natexis Ambs Co. LLC                              06/24/98          120,000           105.46              127              135
   Parker Hannifin Employee Stock Ownership
      Trust                                          03/09/99          217,328           100.00              217              227
   Qwest Services Corp.                              03/25/04           40,000           115.58               46               48
   Russia Government International Bond              12/03/01          495,000            90.72              449              510
   Russia Government International Bond              10/27/04          200,000           110.89              222              222
   Russia Government International Bond              12/09/04          200,000           102.37              205              207
   SACO I, Inc.                                      11/28/07          450,407           100.00              450              450
   Systems 2001 AT LLC                               03/08/02          141,490           101.96              144              154

                                               Notes to Financial Statements  91

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                                  PRINCIPAL           COST             COST         MARKET VALUE
   FUND - % OF NET ASSETS                       ACQUISITION       AMOUNT ($)        PER UNIT          (000)            (000)
   SECURITIES                                       DATE          OR SHARES            $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Telecom Italia Capital SA                         09/28/04           95,000            99.08               94               93
   Telecom Italia Capital SA                         12/20/04          115,000            98.13              113              113
   Tenaska Alabama II Partners, LP                   10/09/03          111,051           100.00              111              116
   Tengizchevroil Finance Co.                        11/23/04          215,000           100.65              216              215
   Texas Geneco LLC                                  12/08/04           40,000           100.00               40               41
   TXU Corp.                                         11/22/04          240,000            99.94              240              240
   TXU Corp.                                         11/24/04          110,000            98.98              109              109
   TXU Corp.                                         12/20/04           35,000            99.78               35               35
   Zurich Capital Trust I                            01/10/03          245,000            93.94              230              275
                                                                                                                   --------------
                                                                                                                            6,413
                                                                                                                   ==============

 92  Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Core Bond Fund, and Real Estate Securities Fund (constituting the Russell Investment Funds, hereafter referred to as the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington
February 14, 2005

                                              Report of Independent Auditors  93

RUSSELL INVESTMENT FUNDS

TAX INFORMATION -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2004:

                                  TOTAL 20%           TOTAL 15%
                                  LONG-TERM           LONG-TERM
                                CAPITAL GAINS       CAPITAL GAINS
                               ----------------    ----------------
Aggressive Equity                    $ --            $ 6,583,523
Real Estate Securities                 --             19,794,147
Core Bond                             456              1,173,948

The Non-U.S. Fund paid foreign taxes of $581,503 and recognized $4,917,836 of foreign source income during the taxable year ended December 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0255 per share of foreign taxes paid and $0.2154 of gross income earned from foreign sources in the taxable year ended December 31, 2004.

 94  Tax Information

RUSSELL INVESTMENT FUNDS

SHAREHOLDER REQUESTS FOR OTHER INFORMATION

--------------------------------------------------------------------------------

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling the Fund at (800) 787-7354 or (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.russell.com and on the SEC's website at www.sec.gov.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available (i) without charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Fund's website at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) the Securities and Exchange commission's public reference room.

                                  Shareholder Requests for Other Information  95

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has 5 funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND INTERESTED TRUSTEE EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, FRC              39         None
  Jr.,                and Chairman      resignation or   - Chairman Emeritus, FRIC and
  Born July 3, 1932   Emeritus since    removal            RIF
                      1999                               - Chairman Emeritus, Frank
  909 A Street                                             Russell Securities, Inc.
  Tacoma, Washington                                     - Chairman Emeritus, Russell
  98402-1616                                               20/20 Association
                                                         - Chairman Emeritus, Frank
                                                           Russell Trust Company
                                                         - Director Emeritus FRIMCo
                                                         - Chairman of Sunshine
                                                           Management Services, LLC
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 *Lynn L. Anderson,   Trustee since     Appointed until  - Vice Chairman, FRC                  39         - Trustee, The
  Born April 22,      1987              successor is     - Chairman of the Board,                           SsgA Funds
  1939                                  duly elected       Trustee, FRIC and RIF                            (investment
                      Chairman of the   and qualified    - CEO and Chairman of the                          company)
  909 A Street        Board since 1999                     Board, Russell Fund
  Tacoma, Washington                    Until successor    Distributors, Inc. and
  98402-1616                            is chosen and      FRIMCo
                                        qualified by     - Trustee, President and
                                        trustees           Chairman of the Board, SsgA
                                                           Funds (investment company)
                                                         - Director, Chairman of the
                                                           Board, Frank Russell Trust
                                                           Company
                                                         - Director, Frank Russell
                                                           Investments (Ireland)
                                                           Limited and Frank Russell
                                                           Investments (Cayman) Ltd.
                                                         - Until October, 2002,
                                                           President and CEO, FRIC and
                                                           RIF
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee Since     Appointed until  - 1990 - 2003, President, FRC         39         None
  Phillips,           2002              successor is     - 1993 - 2003, CEO, FRC
  Born January 20,                      duly elected     - Chairman of the Board and
  1948                                  and qualified.     Director, FRC
                                                         - Trustee, FRIC and RIF
  909 A Street                                           - Director, FRTC and Frank
  Tacoma, Washington                                       Russell Capital Inc.
  98402-1616                                             - Director/Chairman, Frank
                                                           Russell Investments
                                                           (Delaware), Inc.
                                                         - Director, Chairman of The
                                                           Board and President, Russell
                                                           20/20 Association
                                                         - Director, Frank Russell
                                                           Company Pty. Limited, Frank
                                                           Russell Japan Co., Ltd.,
                                                           Frank Russell Investments
                                                           (Suisse), S.A., and Frank
                                                           Russell Company Limited
----------------------------------------------------------------------------------------------------------------------------



* Each of Messrs. Russell, Anderson and Phillips is also an officer of an affiliate of FRIC and RIF and is therefore an interested trustee.

 96  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES AND INDEPENDENT TRUSTEE EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - 1996 to present, President,         39         None
 Born October 15,     1984              successor is       Anderson Management Group
 1931                                   duly elected       LLC (private investments
                                        and qualified      consulting)
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of FRIC and RIF
 1919                                                      Until 2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of FRIC and RIF
                                                           Until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                                        and qualified                                                       company);
 909 A Street                                                                                             - Director, Avista
 Tacoma, Washington                                                                                         Corp
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy   Trustee since     Appointed until  - 2004, Senior Vice President         39         - Director, Gold
 Born June 6, 1946    2003              successor is       and Chief Financial Officer,                     Banc
                                        duly elected       Waddell & Reed Financial,                        Corporation,
 909 A Street                           and qualified      Inc.                                             Inc.
 Tacoma, Washington                                      - 2001 - 2003, Vice President
 98402-1616                                                and Chief Financial Officer,
                                                           Janus Capital Group Inc.
                                                         - 1979 - 2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine        Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified    - 1996 - 2000, Chief Executive
 Tacoma, Washington                                        Officer, Seattle/King County
 98402-1616                                                Chapter of the American Red
                                                           Cross
----------------------------------------------------------------------------------------------------------------------------

                              Disclosure of Information about Fund Directors  97

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee since     Appointed until  - Retired since 1995                  39         None
 Born October 6,      1984              successor is
 1930                                   duly elected
                                        and qualified
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of FRIC and RIF
                                                           Until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - Currently, President,               39         None
 Tennison, Jr.        2000              successor is       Simpson Investment Company
 Born December 21,                      duly elected       and several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2000, Arbitrator,
 1943                                   duly elected       The American Arbitration
                                        and qualified      Association Commercial Panel
                                                         - 1995 to 1999, Hearing
                                                           Officer, University of
                                                           Washington
                                                         - 1987 to 2002, Director,
                                                           Smith Barney Fundamental
                                                           Value Fund
----------------------------------------------------------------------------------------------------------------------------

 98  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- DECEMBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and                                     Principal Occupation(s)
             Age,                  Length of                                             During the
           Address                Time Served     Term of Office                        Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 J. David Greenwald             Chief Compliance  Until successor  - Chief Compliance Officer, FRIC
 Born September 24, 1957        Officer since     is chosen and    - Chief Compliance Officer, RIF
                                2004              qualified by     - Chief Compliance Officer, FRIMCo
 909 A Street                                     Trustees         - 2003-2004 Vice President and Head of Fund Compliance,
 Tacoma, Washington                                                  ING Funds LLC
 98402-1616                                                        - 1996-2003 Director of Mutual Fund Compliance and
                                                                     Operations, American Skandia, Inc.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Gregory J. Stark,              President and     Until successor  - President and CEO, FRIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Director, President and CEO, FRIMCo
                                Officer since     qualified by     - Director and President, Russell Fund Distributors,
 909 A Street                   2004              Trustees           Inc. and Russell Insurance Agency, Inc.
 Tacoma, Washington                                                - 1995 to present, Managing Director of International
 98402-1616                                                          Operations of FRC
                                                                   - Managing Director of Individual Investor Services,
                                                                     FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, FRIMCo
                                                                   - 1998 to 2000, Representative Director, Frank Russell
                                                                     Investments (Japan), Ltd.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer and Chief Accounting Officer, FRIC and RIF
 Born November 26, 1963         Chief Accounting  is chosen and      1998 to present
                                Officer since     qualified by     - Director, Funds Administration, FRIMCo and Frank
 909 A Street                   1998              Trustees           Russell Trust Company
 Tacoma, Washington                                                - Treasurer, SsgA Funds (investment company)
 98402-1616                                                        - Manager, Funds Accounting and Taxes, Russell Fund
                                                                     Distributors, Inc.
                                                                   - April 1996 to August 1998, Assistant Treasurer, FRIC
                                                                     and RIF; November 1995 to July 1998, Assistant
                                                                     Secretary, SsgA Funds; February 1997 to July 1998,
                                                                     Manager, Funds Accounting and Taxes, FRIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly                Chief Investment  Until removed    - Chief Investment Officer, FRC
 Born November 17, 1964         Officer since     by Trustees      - 1999 to 2003, Chief Financial Officer
                                2003
 909 A Street
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Randall P. Lert,               Director of       Until removed    - Director of Investments, FRIC and RIF
 Born October 3, 1953           Investments       by Trustees      - Chief Portfolio Strategist, FRIMCo
                                since 1991                         - Chief Investment Officer, Frank Russell Trust Company
 909 A Street                                                      - Director, FRIMCo and Russell Fund Distributors, Inc.
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary and     Until removed    - Secretary and General Counsel, FRIC, RIF, FRIMCo,
 Born October 8, 1941           General Counsel   by Trustees        Frank Russell Trust Company and Russell Fund
                                since 1994                           Distributors, Inc.
 909 A Street                                                      - Director, Secretary and General Counsel, Frank
 Tacoma, Washington                                                  Russell Capital Inc.
 98402-1616                                                        - Director and Secretary, Russell 20-20 Association
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark D. Amberson,              Director of       Until removed    - Director of Short-Term Investment Funds, FRIC, RIF,
 Born July 20, 1960             Short-Term        by Trustees        FRIMCo and Frank Russell Trust Company
                                Investment Funds                   - From 1991 to 2001, Portfolio Manager, FRIC, RIF,
 909 A Street                   since 2001                           FRIMCo and Frank Russell Trust Company
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------

                              Disclosure of Information about Fund Directors  99

RUSSELL INVESTMENT FUNDS

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

--------------------------------------------------------------------------------

TRUSTEES
 Lynn L. Anderson, Chairman
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Lee C. Gingrich
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, PhD
 William E. Baxter
 Eleanor W. Palmer

OFFICERS
 Lynn L. Anderson, Chairman of the Board
 Greg J. Stark, President and Chief Executive Officer
 J. David Greenwald, Chief Compliance Officer
 Karl J. Ege, Secretary
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Tom F. Hanly, Chief Investment Officer
 Randall P. Lert, Director of Investments
 Mark D. Amberson, Director of Short Term Investment Funds

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800)787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS

Multi-Style Equity Fund
 Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit, New York, NY Ark Asset Management Co., Inc., New York, NY
 DePrince, Race & Zollo, Inc., Orlando, FL
 Institutional Capital Corporation, Chicago, IL
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 Montag & Caldwell, Inc., Atlanta, GA
 Turner Investment Partners, Inc., Berwyn, PA

Aggressive Equity Fund
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Geewax, Terker & Company, Chadds Ford, PA
 Goldman Sachs Asset Management, L.P., New York, NY
 Gould Investment Partners LLC, Berwyn, PA
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 Nicholas-Applegate Capital Management LLC, San Diego, CA
 TimesSquare Capital Management, Inc., New York, NY

Non-U.S. Fund
 AQR Capital Management, LLC, New York, NY
 Fidelity Management & Research Company, Boston, MA
 Oechsle International Advisors, LLC, Boston, MA
 The Boston Company Asset Management, LLC, Boston, MA

 100  Manager, Money Managers and Service Providers

RUSSELL INVESTMENT FUNDS

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

--------------------------------------------------------------------------------

Real Estate Securities Fund
 AEW Management and Advisors, L.P., Boston, MA

 INVESCO Institutional (N.A.), Inc., which acts as money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

 RREEF America L.L.C., Chicago, IL

Core Bond Fund

 Bear Stearns Asset Management Inc.., New York, NY

 Pacific Investment Management Company LLC, Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                              Manager, Money Managers and Service Providers  101

                      (This page intentionally left blank)

[RUSSELL LOGO]

Russell Investment Funds
909 A Street
Tacoma, Washington 98402
253-627-7001
800-787-7354
Fax: 253-591-3495
www.russell.com
                                                               36-08-023 (12/04)

ITEM 2. CODE OF ETHICS. [ANNUAL REPORT ONLY]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer ("Code").

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

      1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      2) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities Exchange Commission ("SEC") and in other public communications made by each Mutual Fund;

      3) compliance with applicable laws and governmental rules and regulations;

      4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

      5)    accountability for adherence to the Code.

(c) The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant's principal executive officer and principal financial officer.

(e)   Not applicable.

(f) The registrant has filed with the Commission, pursuant to Item 11(a)(1), a copy of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. [ANNUAL REPORT ONLY]

Registrant's board of trustees has determined at a meeting held on May 19, 2003 that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be "independent" for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. [ANNUAL REPORT ONLY]

AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2003 $94,204
2004 $91,628

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

           Fees                   Nature of Services
         --------     ------------------------------------------
2003     $16,257      Performance of agreed-upon procedures with
                      respect to 06/30/03 semi-annual reports
2004     $   -0-

TAX FEES

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

           Fees      Nature of Services
         -------     ------------------
2003     $59,458       Tax services
2004     $64,479       Tax services

ALL OTHER FEES

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

          Fees                 Nature of Services
         ------     -------------------------------------------
2003     $2,407     Preparation/filing Form N-14
2004     $1,211     Review excise reconciliations; funds merger
                    analysis, review equalization calculations

(e) (1) Registrant's audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant's accountants:

                        FRANK RUSSELL INVESTMENT COMPANY
                            RUSSELL INVESTMENT FUNDS
                AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
                          EFFECTIVE DATE: MAY 19, 2003
                       AS AMENDED THROUGH DECEMBER 7, 2004

I.          STATEMENT OF PURPOSE.

This Policy has been adopted by the Audit Committee (the "FRIC Audit Committee") of the Board of Trustees of Frank Russell Investment Company ("FRIC") and the Audit Committee (the "RIF Audit Committee") of the Russell Investment Funds ("RIF") to apply to any and all engagements of the independent auditor to FRIC and RIF respectively, for audit, non-audit, tax or other services. In the case of FRIC, the term "Audit Committee" as used in this policy shall refer to the FRIC Audit Committee and the term "Fund" shall refer to FRIC. In the case of RIF, the term "Audit Committee" as used in this Policy shall refer to the RIF Audit Committee and the term "Fund" shall refer to RIF. The term "Investment Adviser" shall refer to Frank Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds' independent auditor.

II.         STATEMENT OF PRINCIPLES.

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Fund's Board of Trustees (the "Audit Committee") is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services ("non-audit services") performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

      - Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate(1) of the Fund;

      -  Is in the position of auditing its own work; or

-------------
(1) For purposes of this Policy, an affiliate of the Funds is defined as the Funds' investment adviser (but not a sub-advisor whose role is primarily portfolio management and whose activities are overseen by the principal investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Funds.

      - Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the "SEC") establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services ("general pre-approval"), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund's independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.        DELEGATION

As provided in the Act and in the SEC's rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.         AUDIT SERVICES

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund's systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor's report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund's SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund's securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A. All other audit services not listed in Schedule A must be specifically pre-approved by the Audit Committee.

V.          AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. "Audit related services" include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B. All other audit-related services not listed in Schedule B must be specifically pre-approved by the Audit Committee.

VI.         TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor's independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund's tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C. All other tax services not listed in Schedule C must be specifically pre-approved by the Audit Committee.

VII.        ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as "all other" services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the permissible "all other services" set forth in Schedule D. Permissible "all other services" not listed in Schedule D must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this Policy as Schedule E. The SEC's rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as "all other services" for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.         PROCEDURES

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the "FRIC Clearance Committee" (the "Clearance Committee") (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC's rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of FRIMCo, and the officers of FRIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of FRIC or RIF.

X.          ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor's continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and FRIC, RIF, Russell, and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

              SCHEDULES TO AUDIT AND NON-AUDIT SERVICE PRE-APPROVAL
                                     POLICY

                                   SCHEDULE A

                      FRIC/RIF PRE-APPROVED AUDIT SERVICES

FOR THE 2004 FISCAL YEAR (1):
---------------------------------------------------------   ------------------------------------
                                                                 RANGE OF FEES AND EXPENSES (NOT
                                                                 TO EXCEED THE AMOUNTS SPECIFIED
SERVICE                                                                BELOW FOR EACH FUND)
---------------------------------------------------------   ------------------------------------
Annual audit of the financial statements for the 2004       Up to $950,000 for FRIC (PwC
fiscal years                                                quote is $931,081 which includes
                                                            out-of-pocket expenses of
                                                            $164,000);
                                                            Up to $130,000 for RIF (PwC
                                                            quote is $119,596 which includes
                                                            out-of-pocket expenses of
                                                            $20,000)
---------------------------------------------------------   ------------------------------------
Audits of new series launched during the period covered     Up to $25,000 for each individual
by the audit.                                               series
---------------------------------------------------------   ------------------------------------
Other audit and special reports which include, but are      Up to $25,000 in the aggregate for
not limited to:                                             all funds and projects
   -     Accounting and regulatory consultations and tax
         services required to perform an audit of the
         Funds in accordance with Generally Accepted
         Auditing Standards
   -     All services relating to filings with the SEC
         under the 1933, 1934 or 1940 Acts, including the
         issuance of auditor's consents

--------------
(1) Approved March 1, 2004 by the Audit Committee.

                                   SCHEDULE B

                  FRIC/RIF PRE-APPROVED AUDIT-RELATED SERVICES

FOR THE 2004 FISCAL YEAR:
------------------------------------------------------------------   ---------------------------
SERVICE                                                              RANGE OF FEES
------------------------------------------------------------------   ---------------------------
Examinations of Fund securities pursuant to Rule 17f-2 of the        Included in audit fees
Investment Company Act of 1940
------------------------------------------------------------------   ---------------------------
Study and evaluation of Fund transfer agent's internal controls      Up to $45,000 each fiscal
as required by the SEC pursuant to Rule 17Ad-13 of the               year, payable by the
Securities Exchange Act of 1934                                      Investment Adviser
------------------------------------------------------------------   ---------------------------
Consultations with the Investment Adviser or with individual         Up to $25,000 in the
Funds regarding Fund accounting, operational or regulatory           aggregate each fiscal year
implications of proposed or actual holdings, transactions,
strategies or accounting pronouncements affecting existing or proposed Funds
------------------------------------------------------------------   ---------------------------
Other audits, limited reviews, or services related to the            Up to $25,000 in the
operations of the Funds where the services are provided to the       aggregate each fiscal year
Funds in accordance with Auditing or Attestation Standards
(e.g. certifications related to Irish withholding requirements and verifications under the Association for Investment Management and Research Performance Presentation Standards ("AIMR-PPS
Standard")).
------------------------------------------------------------------   ---------------------------
Performance of agreed-upon procedures with respect to semi-          Up to $45,000 for FRIC
annual reports to shareholders for the first six  months of fiscal   (PwC quote is $42,500
2004                                                                 which includes $2,500 for
                                                                     out-of-pocket expenses); $0
                                                                     for RIF

                                   SCHEDULE C

                            PRE-APPROVED TAX SERVICES

FOR THE 2004 TAX YEAR:
------------------------------------------------------------------   ---------------------------------
SERVICE                                                              RANGE OF FEES
------------------------------------------------------------------   ---------------------------------
For services rendered with respect to the 2004 calendar or 2004      Up to $275,000 for FRIC (PwC
tax year (as specified below):                                       quote is $258,806 which
                                                                     includes $12,315 for out-of-
Review (from the books and records of the Fund) and sign as          pocket expenses);
preparer the U.S. Income Tax Return for Regulated Investment         Up to  $40,000 for RIF (PwC
Companies, Form 1120-RIC for the Funds' tax years ending             quote is $37,324 which includes
October 31, 2004 (FRIC except Real Estate Securities Fund and        $3,393 for out-of-pocket
Tax Exempt Bond Fund), November 30, 2004 (FRIC Real                  expenses)
Estate Securities Fund and Tax Exempt Bond Fund), and
December 31, 2004 (RIF).

Review (from the books and records of the Fund) the Fund's calculations of net income, gains and required distributions for the excise year ending December 31, 2004, as prepared by Fund management.

Review the Return of Excise Tax on Undistributed Income of
Regulated Investment Companies, Form 8613, for the Fund for
the excise year ending December 31, 2004.
------------------------------------------------------------------   ---------------------------------
The independent auditor will also provide tax services               Up to an aggregate of $25,000
necessary to respond to matters presented by Fund management         for each fiscal year for all such
on behalf of the Fund, or to matters the independent auditor         projects, such services and fees
brings to the attention of the Fund management and for which         to be reviewed quarterly.
management agrees that the independent auditor should provide assistance to the Fund. These services would include research, discussions, preparation of memoranda, correspondence with
taxing authorities and attendance at meetings relating to such matters, as reasonably determined by Fund management to be
necessary. The services would also include tax consultation
with the Fund's investment adviser related to the operations and investments of existing or proposed series. These services may include:

      - Services with respect to the Fund's compliance with the asset diversification and gross income tests so as to assure qualification as a regulated investment company under the tax laws (e.g. valuation of derivatives and the identification of issuers).
      -  Services related to determining the Fund's distributable income and gains (e.g. tax elections, defaulted bonds,
         redemptions in-kind and contributions in-kind).
      -  Services related to shareholder tax issues (e.g.
         information reporting, shareholder subscriptions and
         redemptions).
      -  Services related to state and foreign tax issues (e.g.
         capital gains tax in foreign countries).
      -  Services related to investments in securities and
         derivatives (e.g. new security types, corporate actions).
      -  Services related to proposed or actual financial
         transactions (e.g. start-up of new fund or portfolio,
         mergers or liquidations).
------------------------------------------------------------------   ----------------------
Perform necessary review and analysis to prepare requests for        $3,000-$5,000 per fund
IRS ruling under Section 481(a) for change in accounting
method and prepare and submit such requests to the IRS.
------------------------------------------------------------------   ----------------------
Review of Indian tax issues for FRIC's Emerging Markets Fund         $25,000

                                   SCHEDULE D

                         PRE-APPROVED ALL OTHER SERVICES

FOR THE 2004 CALENDAR YEAR:
---------------------------------------------------------------     --------------------
SERVICE                                                             RANGE OF FEES
---------------------------------------------------------------     --------------------
Performance of agreed-upon procedures with respect to the           Up to $30,000
FRIC Russell Multi-Manager Principal Protected Fund                 annually, payable by
                                                                    the Investment
                                                                    Adviser
---------------------------------------------------------------     --------------------
Performance of agreed upon procedures with respect to the           Up to $20,000
commission financing for Class B shares of the FRIC Russell         annually, payable by
Multi-Manager Principal Protected Fund                              Russell Fund
                                                                    Distributors, Inc.
---------------------------------------------------------------     --------------------
Performance of Fund-related financial, audit, regulatory or         Up to $10,000,
administration training services and seminars for Investment        annually payable by
Advisor personnel                                                   the Investment
                                                                    Advisor
---------------------------------------------------------------     --------------------
Agreed upon procedures related to the requirement to perform        Up to $25,000
an independent audit pursuant to Section 352 of the USA Patriot
Act
---------------------------------------------------------------     --------------------
Transfer Agent Fee Analysis                                         Up to $20,000 (this
                                                                    amount includes
                                                                    expenses)

                                   SCHEDULE E

                          PROHIBITED NON-AUDIT SERVICES
                                  MAY 19, 2003

      - Bookkeeping or other services relating to the accounting records or financial statements of the Funds

      -  Financial information system design and implementation

      - Appraisal or valuation services, fairness opinions or contribution-in-kind reports

      -  Actuarial services

      -  Internal audit outsourcing services

      -  Management functions

      -  Human resources services

      -  Broker-dealer, investment adviser or investment banking services

      -  Legal services

      -  Expert services unrelated to the audit

                                   APPENDIX I

                                   SCHEDULE A

         FRIC/RIF PRE-APPROVED AUDIT SERVICES FOR THE FISCAL YEARS 2003

                                  MAY 19, 2003

                                                                          RANGE OF FEES AND
                                                                          EXPENSES (NOT TO
                                                                         EXCEED THE AMOUNTS
                                                                         SPECIFIED BELOW FOR
SERVICE                                                                      EACH FUND)
------------------------------------------------------------------      ----------------------
Annual audit of the financial statements                                Up to $900,000 for
                                                                        FRIC, and up to
                                                                        $120,000 for RIF.
------------------------------------------------------------------      ----------------------
Audits of new series launched during the period covered by the          Up to $25,000 for
audit.                                                                  each individual series
------------------------------------------------------------------      ----------------------
Other audit and special reports which include, but are not limited      Up to $25,000 in the

to:
      -  Accounting and regulatory consultations and tax services       aggregate for all funds
         required to perform an audit of the Funds in accordance        and projects
         with Generally Accepted Auditing Standards
      -  All services relating to filings with the SEC under the 1933,
         1934 or 1940 Acts, including the issuance of auditor's
         consents

                                   SCHEDULE B

              FRIC/RIF PRE-APPROVED AUDIT-RELATED SERVICES FOR 2003
                                  MAY 19, 2003

SERVICE                                                                  RANGE OF FEES
--------------------------------------------------------------------     ----------------------
Examinations of Fund securities pursuant to Rule 17f-2 of the            Included in audit fees
Investment Company Act of 1940
--------------------------------------------------------------------     ----------------------
Study and evaluation of Fund transfer agent's internal controls as       Up to $40,000,
required by the SEC pursuant to Rule 17a-13 of the Securities            payable by the
Exchange Act of 1934                                                     Investment Adviser
--------------------------------------------------------------------     ----------------------
Consultations with the Investment Adviser or with individual Funds       Up to $25,000 in the
regarding Fund accounting, operational or regulatory implications        aggregate each fiscal
of proposed or actual holdings, transactions, strategies or              year
accounting pronouncements affecting existing or proposed Funds
--------------------------------------------------------------------     ----------------------
Other audits, limited reviews, or services related to the operations     Up to $25,000 in the
of the Funds where the services are provided to the Funds in             aggregate
accordance with Auditing or Attestation Standards (e.g.
certifications related to Irish withholding requirements and verifications under the Association for Investment Management and
Research Performance Presentation Standards ("AIMR-PPS
Standard")).
--------------------------------------------------------------------     ----------------------
Performance of agreed-upon procedures with respect to semi-              Up to $120,000 for
annual reports to shareholders                                           FRIC; $17,000 for
                                                                         RIF

                                   SCHEDULE C

                       PRE-APPROVED TAX SERVICES FOR 2003

                                  MAY 19, 2003

SERVICE                                                                    RANGE OF FEES
-----------------------------------------------------------------------    ---------------------
Review (from the books and records of the Fund) and sign as                Up to $265,000 and
preparer the U.S. Income Tax Return for Regulated Investment               $40,000 for FRIC and
Companies, Form 1120-RIC for the Funds' tax years ending                   RIF
October 31, 2003 (FRIC), [November 30, 2003], and December 31,
2003 (RIF)

Review (from the books and records of the Fund) the Fund's calculations of net income, gains and required distributions for the excise year ending December 31, 2003, as prepared by Fund management.

Review the Return of Excise Tax on Undistributed Income of
Regulated Investment Companies, Form 8613, for the Fund for the
excise year ending December 31, 2003.
-----------------------------------------------------------------------    ---------------------
The independent auditor will also provide tax services necessary to        Up to an aggregate of
respond to matters presented by Fund management on behalf of the           $25,000 for all such
Fund, or to matters the independent auditor brings to the attention        projects, such
of the Fund management and for which management agrees that the            services and fees to
independent auditor should provide assistance to the Fund. These           be reviewed
services would include research, discussions, preparation of               quarterly.
memoranda, correspondence with taxing authorities and attendance at meetings relating to such matters, as reasonably determined by
Fund management to be necessary. The services would also include tax consultation with the Fund's investment adviser related to the operations and investments of existing or proposed series. These services may include:

      - Services with respect to the Fund's compliance with the asset diversification and gross income tests so as to assure qualification as a regulated investment company under the tax laws (e.g. valuation of derivatives and the identification of issuers).
      - Services related to determining the Fund's distributable income and gains (e.g. tax elections, defaulted bonds, redemptions in-kind and contributions in-kind).
      - Services related to shareholder tax issues (e.g. information reporting, shareholder subscriptions and redemptions).
      - Services related to state and foreign tax issues (e.g. capital gains tax in foreign countries).

-----------------------------------------------------------------------    ----------------------------
      -  Services related to investments in securities and derivatives
         (e.g. new security types, corporate actions).
      -  Services related to proposed or actual financial transactions
         (e.g. start-up of new fund or portfolio, mergers or
         liquidations).
      -  Review and provide consultation on the preparation of
         Fiscal to Excise Reconciliation Calculations.

                                   SCHEDULE D

                 PRE-APPROVED ALL OTHER SERVICES FOR FISCAL 2003

                                  MAY 19, 2003

SERVICE                                                        RANGE OF FEES
-----------------------------------------------------------    -----------------------
Performance of agreed-upon procedures with respect to the      Up to $30,000,
FRIC Russell Multi-Manager Principal Protected Fund            payable by the
                                                               Investment Adviser
-----------------------------------------------------------    -----------------------
Performance of agreed upon procedures with respect to the      Up to $[to be provided
commission financing for Class B shares of the FRIC Russell    at the Audit
Multi-Manager Principal Protected Fund                         Committee Meeting],
                                                               payable by Russell
                                                               Fund Distributors, Inc.

                                   SCHEDULE E

                          PROHIBITED NON-AUDIT SERVICES
                                  MAY 19, 2003

      - Bookkeeping or other services relating to the accounting records or financial statements of the Funds

      -  Financial information system design and implementation

      - Appraisal or valuation services, fairness opinions or contribution-in-kind reports

      -  Actuarial services

      -  Internal audit outsourcing services

      -  Management functions

      -  Human resources services

      -  Broker-dealer, investment adviser or investment banking services

      -  Legal services

      -  Expert services unrelated to the audit

(e) (2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows

AUDIT FEES                                  100%
AUDIT-RELATED FEES                          100%
TAX FEES                                    100%
ALL OTHER FEES                              100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2003   $135,538
2004   $ 75,842

(h) The registrant's audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

[NOT APPLICABLE]

ITEM 6. [INCLUDED IN ITEM 1]

ITEMS 7-9. [NOT APPLICABLE]

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES

      (a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

      (b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

ITEM 12. EXHIBIT LIST

      (a) Registrant's code of ethics described in Item 2.

      (b) Certification for principal executive officer of Registrant as required by Rule 30a-2 under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2 under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RUSSELL INVESTMENT FUNDS

By: /s/ Greg J. Stark
    -------------------------------------------------------
    Greg J. Stark
    Principal Executive Officer and Chief Executive Officer

Date: February 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Greg J. Stark
    -------------------------------------------------------
    Greg J. Stark
    Principal Executive Officer and Chief Executive Officer

Date: February 15, 2005

By: /s/ Mark E. Swanson
    -----------------------------------------------------------------------
    Mark E. Swanson
    Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: February 15, 2005